UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2014

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of July 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund	August 12, 2014

Performance preview (for the year ended July 31, 2014)
Delaware Corporate Bond Fund (Class A shares)	1-year return	+8.33%
Barclays U.S. Corporate Investment Grade Index (benchmark)	1-year return	+6.78%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Class A shares)	1-year return	+13.42%
Barclays Long U.S. Corporate Index (benchmark)	1-year return	+12.33%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 8. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

In spite of a rough beginning, the Funds’ fiscal year was a rewarding one for corporate bond investors. Then-U.S. Federal Reserve Chair Ben Bernanke’s comments about tapering, delivered in May 2013, roiled worldwide financial markets for months afterwards, but even by the Funds’ fiscal year start on Aug. 1, prices in the bond markets had not completely shaken out. Some credits didn’t fully reach bottom until as late as September 2013.

During the final three months of 2013, it was evident to us that corporate America had high levels of balance sheet cash and some companies were starting to put their cash to work. The Funds’ fiscal year was a time of growth in capital expenditures and a significant pick up in mergers and acquisitions (M&A) — to the tune of approximately $1 trillion (source: Bloomberg). Companies also started to focus again on dividends and share buybacks. Some companies had cash trapped in overseas subsidiaries, and as a result, the corporate bond market became a financing source for these shareholder rewards.

However, economic growth usually seems to raise the specter of rising rates, which are a headwind for bond prices. As it turned out, 10-year U.S.

Treasurys rallied then sold off, while corporate bond spreads rallied in the fourth quarter of 2013. The weak gross domestic product surprise in the first quarter of 2014 — generally attributed to adverse weather — quelled inflation fears and fueled a bond market rally through the remainder of the Funds’ fiscal year. Even significant geopolitical events such as the conflicts in Ukraine and Gaza did not deter investors in U.S. Treasurys or corporate bonds. In fact, corporate spreads continued to tighten, as the investment grade corporate bond market benefited by assuming quasi-safe-haven status.

A broad-based rally

We characterize the rally over the last six months of the Funds’ fiscal year as one driven by macroeconomic influences more than security-specific factors. The three biggest drivers of market performance were supply and demand, interest rates, and tightening of yield spreads between corporate and government bonds.

Because of the size and breadth of the corporate bond market, retail fund flows usually do not play much of a role. As noted earlier, M&A activity accounted for a small net increase in supply. In

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

many cases, companies with strong balance sheets funded acquisitions with a mixture of equity and debt, resulting in a slight increase in leverage. In both Funds, we worked hard to avoid “event risk,” where companies use leverage excessively, in our view. While supply of investment grade bonds was up year over year, this was more than offset by an increase in demand.

During the period, two sources of demand far outweighed the increased supply from new issues: First, many pension funds and insurance companies, seeking to immunize their liabilities through liability-driven investment (LDI) strategies, sought investment grade bonds either as a replacement for equity in their portfolios or as an asset against new business liabilities. Second, the Fed’s quantitative-easing program made it difficult to accommodate the market’s demand for U.S. Treasury bonds and mortgage-backed securities (MBS). Many investors that might have owned U.S. Treasury or mortgage-backed bonds were instead investing in corporate bonds.

At the end of 2013, it appeared investors generally believed that interest rates would continue to grind higher in 2014. This did not occur. Rates rallied, supporting higher prices. The investment grade market is very sensitive to interest rates. With a duration (which determines how a bond’s price is affected by interest rate changes) of about seven years, which is longer than normal, the investment grade corporate bond market is quite sensitive to rates, which benefited the market during 2014.

The change in spreads of corporate bonds tells a similar story. The spread is the additional return investors demand for accepting the liquidity risk and downgrade risk that come with owning corporate bonds relative to Treasurys. At the beginning of calendar year 2014, the spread was about 115 basis points (one basis point equals one one-hundredth of a percentage point). By July 31, that spread had declined to approximately 100 basis points. During this time frame, the major buyers of Treasurys were the Fed, foreign governments, and U.S. money-center banks. As noted above, this “flight to quality” extended to investment grade corporates, boosting prices and tightening spreads.

Fund performance

For the fiscal year ended July 31, 2014, Delaware Corporate Bond Fund Class A shares returned +8.33% at net asset value and +3.46% at maximum offer price (both returns reflect all distributions reinvested). In comparison, the Fund’s benchmark, the Barclays U.S. Corporate Investment Grade Index, returned +6.78% during the same period. For complete annualized performance of Delaware Corporate Bond Fund, please see the table on page 4.

During the same period, Delaware Extended Duration Bond Fund Class A shares returned +13.42% at net asset value and +8.25% at maximum offer price (both returns reflect all distributions reinvested). In comparison, the Fund’s benchmark, the Barclays Long U.S. Corporate Index, returned +12.33% during the same period. For complete annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 8.

How we added value

In each Fund, we managed interest rate risk by positioning the Fund’s duration slightly short of its benchmark’s duration. At the same time, each Fund took on more credit risk than its benchmark, by underweighting A-rated bonds and overweighting BBB-rated bonds. In Delaware Extended Duration Bond Fund, we added a small allocation to high yield securities, and in Delaware Corporate Bond Fund, we maintained a healthy exposure to high yield, at about 20% of the Fund’s portfolio. The high yield bond exposure was accretive to Delaware Corporate Bond Fund, but the small high yield exposure in Delaware Extended Duration Bond Fund marginally underperformed relative to the strong performance of long-duration investment grade corporate bonds.

The strongest-performing sectors for Delaware Corporate Bond Fund were financials, energy, consumer cyclicals, and telecommunications. One of the Fund’s leading performers was Nuveen Investments, an asset manager that was taken over by a competitor. The Fund also benefited from our management of its exposure to Verizon Communications credits — both before and after the company completed the largest bond issue in history.

The Fund’s underperforming sectors were transportation and natural gas. The Fund booked losses in credits during the problematic third quarter of 2013, including in its position in MetLife. We moved quickly to redeploy the proceeds in other credits that we believed would offer better relative value. These positions were included in the Fund’s portfolio in time to benefit from the rally in the fourth quarter of 2013.

Delaware Extended Duration Bond Fund’s strongest-performing sectors were nonbank financials, electronics, state-owned entities, and energy. Again, Verizon’s long-dated paper was a top performer, along with Enel, an Italian utility, and SES, a global satellite operator based in Luxembourg. Credits such as Public Storage and Con Edison underperformed, chiefly because we sold them in the third quarter of 2013.

We employed interest rate derivatives as a risk management tool in both Funds over the course of the fiscal year. We made several trades in corporate credit default swaps (CDS). These were limited to: one trade of the investment grade credit derivatives index (CDX); one buy protection trade of a cable company; and one pair trade in the banking sector — a long/short pair with equal notional value. The positions were not held at the end of the fiscal year, and they did not have a material effect on the performance of either Fund.

Performance summaries

Delaware Corporate Bond Fund	July 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2014
	1 year	5 years	10 years
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+8.33%	+9.63%	+7.34%
Including sales charge	+3.46%	+8.61%	+6.84%
Class B (Est. Sept. 15, 1998)
Excluding sales charge	+8.05%	+8.92%	+6.70%
Including sales charge	+4.05%	+8.71%	+6.70%
Class C (Est. Sept. 15, 1998)
Excluding sales charge	+7.35%	+8.77%	+6.54%
Including sales charge	+6.35%	+8.77%	+6.54%
Class R (Est. June 2, 2003)
Excluding sales charge	+8.06%	+9.35%	+7.07%
Including sales charge	+8.06%	+9.35%	+7.07%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+8.60%	+9.90%	+7.60%
Including sales charge	+8.60%	+9.90%	+7.60%
Barclays U.S. Corporate
Investment Grade Index	+6.78%	+7.17%	+5.80%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Nov. 28, 2012 through Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to

Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Nov. 27, 2013 through July 31, 2014.* Prior to Nov. 27, 2013, there was no waiver. Please see Note 14 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% of average daily net assets from Nov. 28, 2012 through Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

*The contractual waiver period is from Nov. 27, 2013 through Nov. 27, 2014.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and

Performance summaries

Delaware Corporate Bond Fund

economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets during the period from Aug. 1, 2013, through July, 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Class R	Institutional Class
Total annual operating expenses	0.93%	1.68%	1.68%	1.18%	0.68%
(without fee waivers)
Net expenses	0.93%	0.93%	1.68%	1.18%	0.68%
(including fee waivers, if any)
Type of Waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Nov. 28, 2012 through Nov. 28, 2014.

†See Note 14 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from July 31, 2004, through July 31, 2014

For period beginning July 31, 2004, through July 31, 2014	Starting value	Ending value
Delaware Corporate Bond Fund — Class A shares	$9,550	$19,381
Barclays U.S. Corporate Investment Grade Index	$10,000	$17,577

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on July 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Barclays U.S. Corporate Investment Grade Index as of July 31, 2004. The Barclays U.S. Corporate Investment Grade Index is composed of U.S. dollar–denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class B	DGCBX	245908777
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751

Performance summaries
Delaware Extended Duration Bond Fund	July 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2014
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+13.42%	+12.65%	+9.38%	n/a
Including sales charge	+8.25%	+11.63%	+8.88%	n/a
Class B (Est. Sept. 15, 1998)
Excluding sales charge	+13.21%	+11.95%	+8.74%	n/a
Including sales charge	+9.21%	+11.76%	+8.74%	n/a
Class C (Est. Sept. 15, 1998)
Excluding sales charge	+12.59%	+11.82%	+8.59%	n/a
Including sales charge	+11.59%	+11.82%	+8.59%	n/a
Class R (Est. Oct. 3, 2005)
Excluding sales charge	+13.13%	+12.36%	n/a	+9.05%
Including sales charge	+13.13%	+12.36%	n/a	+9.05%
Institutional Class (Est. Sept. 15, 1998)
Excluding sales charge	+13.72%	+12.95%	+9.66%	n/a
Including sales charge	+13.72%	+12.95%	+9.66%	n/a
Barclays Long U.S. Corporate Index	+12.33%	+9.79%	+7.43%	n/a

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% from Nov. 27, 2012 through Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Oct. 1, 2013 through July 31, 2014.* Prior to Oct. 1, 2013, there was no waiver. Please see Note 14 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% from Nov. 27, 2012 through Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the

*	The contractual waiver period is from Oct . 1, 2013 through Nov. 28, 2014.

shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate

Performance summaries

Delaware Extended Duration Bond Fund

protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.71% of the Fund’s average daily net assets from Aug. 1, 2013 through July 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Class R	Institutional Class
Total annual operating expenses	0.99%	1.74%	1.74%	1.24%	0.74%
(without fee waivers)
Net expenses	0.96%	0.96%	1.71%	1.21%	0.71%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Nov. 28, 2012 through Nov. 28, 2014. Prior to Nov. 28, 2013, the contractual waiver was 0.70%.

†See Note 14 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from July 31, 2004, through July 31, 2014

For period beginning July 31, 2004, through July 31, 2014	Starting value	Ending value
Delaware Extended Duration Bond Fund — Class A shares	$9,550	$23,417
Barclays Long U.S. Corporate Index	$10,000	$20,473

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on July 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 8 through 11.

The graph also assumes $10,000 invested in the Barclays Long U.S. Corporate Index as of July 31, 2004. The Barclays Long U.S. Corporate Index is composed of U.S. dollar–denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class B	DEEBX	245908827
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793

Disclosure of Fund expenses

For the six-month period from February 1, 2014 to July 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2014 to July 31, 2014.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Corporate Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/14	Ending Account Value 7/31/14	Annualized Expense Ratio	Expenses Paid During Period 2/1/14 to 7/31/14*
Actual Fund return†
Class A	$1,000.00	$1,049.60	0.94%	$4.78
Class B**	1,000.00	1,051.30	0.94%	4.78
Class C	1,000.00	1,045.70	1.69%	8.57
Class R	1,000.00	1,050.00	1.19%	6.05
Institutional Class	1,000.00	1,050.80	0.69%	3.51
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.13	0.94%	$4.71
Class B**	1,000.00	1,020.13	0.94%	4.71
Class C	1,000.00	1,016.41	1.69%	8.45
Class R	1,000.00	1,018.89	1.19%	5.96
Institutional Class	1,000.00	1,021.37	0.69%	3.46

Delaware Extended Duration Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/14	Ending Account Value 7/31/14	Annualized Expense Ratio	Expenses Paid During Period 2/1/14 to 7/31/14*
Actual Fund return†
Class A	$1,000.00	$1,085.00	0.96%	$4.96
Class B**	1,000.00	1,086.90	0.96%	4.97
Class C	1,000.00	1,082.70	1.71%	8.83
Class R	1,000.00	1,085.30	1.21%	6.26
Institutional Class	1,000.00	1,086.50	0.71%	3.67
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.03	0.96%	$4.81
Class B**	1,000.00	1,020.03	0.96%	4.81
Class C	1,000.00	1,016.31	1.71%	8.55
Class R	1,000.00	1,018.79	1.21%	6.06
Institutional Class	1,000.00	1,021.27	0.71%	3.56

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	See Note 14 in “Notes to financial statements.”
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocations

Delaware Corporate Bond Fund	As of July 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Collateralized Debt Obligations	3.50%
Convertible Bonds	0.48%
Corporate Bonds	84.92%
Banking	14.89%
Basic Industry	7.25%
Brokerage	2.15%
Capital Goods	1.66%
Communications.	11.40%
Consumer Cyclical	6.01%
Consumer Non-Cyclical	2.39%
Electric	11.49%
Energy	6.80%
Finance Companies.	1.97%
Insurance	4.15%
Natural Gas	6.76%
Real Estate Investment Trusts	2.54%
Technology	5.02%
Transportation	0.44%
Municipal Bonds	1.41%
Senior Secured Loans	2.58%
U.S. Treasury Obligations	0.02%
Convertible Preferred Stock	2.42%
Preferred Stock	2.74%
Options Purchased	0.63%
Short-Term Investments	1.45%
Total Value of Securities	100.15%
Options Written	(0.15%)
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Extended Duration Bond Fund	As of July 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Collateralized Debt Obligations	2.37%
Convertible Bonds	0.34%
Corporate Bonds	82.62%
Banking	9.60%
Basic Industry	6.90%
Brokerage	1.65%
Capital Goods	2.42%
Communications.	13.64%
Consumer Cyclical	2.75%
Consumer Non-Cyclical	4.93%
Electric	14.85%
Energy	4.83%
Finance Companies.	2.69%
Insurance	6.37%
Natural Gas	7.19%
Technology	3.56%
Transportation	1.24%
Municipal Bonds	3.39%
Senior Secured Loans	3.41%
U.S. Treasury Obligation	0.21%
Convertible Preferred Stock	2.33%
Preferred Stock	3.07%
Options Purchased	0.30%
Short-Term Investments	1.34%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

Schedules of investments

Delaware Corporate Bond Fund	July 31, 2014

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations – 3.50%

Benefit Street Partners CLO
Series 2014-IVA A2A 144A 2.23% 7/20/26 #—	7,500,000	$7,387,500
Canyon Capital CLO
Series 2014-1A A2 144A 1.975% 4/30/25 #—	10,000,000	9,741,000
Mountain Hawk III CLO
Series 2014-3A B 144A 2.334% 4/18/25 #—	3,250,000	3,233,750
Neuberger Berman CLO
Series 2012-12AR BR 144A 2.334% 7/25/23 #—	10,000,000	10,000,000
Series 2014-17A B XVII 144A 2.331% 8/4/25 #—	5,000,000	5,000,000
Seneca Park CLO
Series 2014-1A B1 144A 2.174% 7/17/26 #—	7,500,000	7,455,000

Total Collateralized Debt Obligations (cost $42,678,598)		42,817,250

Convertible Bonds – 0.48%

Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15 #	3,172,000	3,245,353
Salix Pharmaceuticals 1.50% exercise price $65.81,expiration date 3/15/19	1,266,000	2,622,203

Total Convertible Bonds (cost $4,831,595)		5,867,556

Corporate Bonds – 84.92%

Banking – 14.89%
Bank of America 4.00% 4/1/24	6,915,000	7,025,059
Barclays Bank 7.625% 11/21/22	7,700,000	8,705,813
BBVA Bancomer 144A 7.25% 4/22/20 #	5,835,000	6,717,252
Capital One 2.95% 7/23/21	3,515,000	3,481,319
Citigroup 4.00% 8/5/24	5,885,000	5,793,930
Credit Suisse 144A 6.50% 8/8/23 #	6,235,000	6,905,263
Credit Suisse Group
144A 6.25% 12/29/49 #—	1,500,000	1,506,600
144A 7.50% 12/31/49 #—	3,120,000	3,432,000
Export-Import Bank of China 144A 2.50% 7/31/19 #	4,400,000	4,367,792
144A 3.625% 7/31/24 #	4,580,000	4,540,159
Goldman Sachs Group 3.85% 7/8/24	2,245,000	2,237,423
HBOS 144A 6.75% 5/21/18 #	4,540,000	5,197,515
ING Bank 144A 5.80% 9/25/23 #	8,470,000	9,468,096
JPMorgan Chase 6.75% 8/29/49 —	8,866,000	9,508,785
Lloyds Banking Group 7.50% 4/30/49 —	7,070,000	7,441,175
Morgan Stanley 5.00% 11/24/25	11,470,000	12,233,959
Oversea-Chinese Banking 144A 4.00% 10/15/24 #—	4,420,000	4,479,847
PNC Financial Services Group 3.90% 4/29/24	2,060,000	2,086,265
PNC Preferred Funding Trust II 144A 1.453% 3/29/49 #—	7,100,000	7,011,250

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Popular 7.00% 7/1/19	2,345,000	$2,369,623
Rabobank 4.625% 12/1/23	6,475,000	6,786,473
Royal Bank of Scotland Group 5.125% 5/28/24	4,900,000	4,908,614
Santander UK 144A 5.00% 11/7/23 #	12,415,000	13,354,170
SVB Financial Group 5.375% 9/15/20	3,785,000	4,258,583
UBS 7.625% 8/17/22	7,555,000	8,996,396
USB Capital IX 3.50% 10/29/49 —	3,207,000	2,766,038
USB Realty 144A 1.381% 12/22/49 #—	400,000	370,000
Wells Fargo 5.90% 12/29/49 —	8,260,000	8,648,220
Woori Bank 144A 4.75% 4/30/24 #	6,675,000	6,760,734
Zions Bancorp
4.50% 3/27/17	2,400,000	2,548,690
4.50% 6/13/23	4,695,000	4,839,752
7.75% 9/23/14	3,646,000	3,682,300

		182,429,095

Basic Industry – 7.25%
ArcelorMittal 10.35% 6/1/19	3,390,000	4,237,500
CF Industries
5.15% 3/15/34	1,700,000	1,809,167
6.875% 5/1/18	9,165,000	10,690,221
7.125% 5/1/20	4,200,000	5,107,733
Dow Chemical 8.55% 5/15/19	4,420,000	5,634,921
FMG Resources August 2006 144A 6.875% 4/1/22 #	5,360,000	5,721,800
Georgia-Pacific 8.00% 1/15/24	8,345,000	11,229,816
International Paper 3.65% 6/15/24	6,185,000	6,118,555
Lubrizol 8.875% 2/1/19	2,765,000	3,522,168
Monsanto 4.40% 7/15/44	12,090,000	12,115,316
Mosaic 5.625% 11/15/43	7,995,000	9,023,013
Sappi Papier Holding 144A 6.625% 4/15/21 #	6,110,000	6,491,875
TPC Group 144A 8.75% 12/15/20 #	3,270,000	3,588,825
Yamana Gold 144A 4.95% 7/15/24 #	3,505,000	3,512,655

		88,803,565

Brokerage – 2.15%
Jefferies Group
5.125% 1/20/23	1,570,000	1,678,109
6.45% 6/8/27	5,627,000	6,365,825
6.50% 1/20/43	1,575,000	1,781,123
Lazard Group
4.25% 11/14/20	2,340,000	2,447,188
6.85% 6/15/17	8,495,000	9,652,911
Nuveen Investments 144A 9.50% 10/15/20 #	3,765,000	4,414,463

		26,339,619

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods – 1.66%
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	10,305,000	$10,305,000
Cemex 144A 9.50% 6/15/18 #	4,120,000	4,614,400
Cemex Finance 144A 6.00% 4/1/24 #	1,375,000	1,378,437
Votorantim Cimentos 144A 7.25% 4/5/41 #	3,840,000	4,017,600

		20,315,437

Communications – 11.40%
Altice 144A 7.75% 5/15/22 #	1,635,000	1,675,875
AT&T 4.80% 6/15/44	9,125,000	9,281,804
Bharti Airtel International Netherlands 144A 5.35% 5/20/24 #	5,855,000	6,159,928
Clear Channel Communications PIK 14.00% 2/1/21	2,405,000	2,405,000
Crown Castle Towers 144A 4.883% 8/15/20 #	3,500,000	3,876,950
DIRECTV Holdings
4.45% 4/1/24	6,000,000	6,297,078
5.15% 3/15/42	310,000	321,069
DISH DBS 5.875% 7/15/22	1,315,000	1,377,463
ENTEL Chile 144A 4.875% 10/30/24 #	5,550,000	5,583,894
Grupo Televisa 5.00% 5/13/45	6,870,000	6,875,221
Historic TW 6.875% 6/15/18	5,285,000	6,241,574
Intelsat Luxembourg
7.75% 6/1/21	5,290,000	5,428,863
8.125% 6/1/23	2,275,000	2,374,531
Numericable Group 144A 6.25% 5/15/24 #	1,175,000	1,182,344
SBA Tower Trust 144A 2.24% 4/16/18 #	4,945,000	4,899,993
SES 144A 3.60% 4/4/23 #	8,955,000	9,022,351
SES Global Americas Holdings 144A 5.30% 3/25/44 #	7,815,000	8,304,289
Sinclair Television Group 144A 5.625% 8/1/24 #	3,070,000	3,043,137
Sprint 144A 7.25% 9/15/21 #	6,895,000	7,369,031
Telefonica Emisiones 4.57% 4/27/23	11,245,000	11,898,728
Time Warner 4.65% 6/1/44	5,225,000	5,103,446
Time Warner Cable 8.25% 4/1/19	5,121,000	6,438,946
Verizon Communications
5.15% 9/15/23	14,110,000	15,643,926
6.40% 9/15/33	2,300,000	2,860,496
6.55% 9/15/43	1,075,000	1,354,974
Viacom 5.25% 4/1/44	4,390,000	4,621,779

		139,642,690

Consumer Cyclical – 6.01%
Bed Bath & Beyond
4.915% 8/1/34	4,105,000	4,150,073
5.165% 8/1/44	3,475,000	3,473,735
eBay 3.45% 8/1/24	6,505,000	6,444,686

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
General Motors 6.25% 10/2/43	4,300,000	$4,891,250
Host Hotels & Resorts
3.75% 10/15/23	9,670,000	9,568,707
4.75% 3/1/23	3,825,000	4,062,314
5.875% 6/15/19	2,055,000	2,195,893
International Game Technology 5.35% 10/15/23	6,340,000	6,576,539
QVC 4.375% 3/15/23	6,645,000	6,689,316
Signet UK Finance 4.70% 6/15/24	3,995,000	4,063,694
Target
2.30% 6/26/19	2,445,000	2,457,208
3.50% 7/1/24	2,845,000	2,861,279
TRW Automotive 144A 4.45% 12/1/23 #	8,846,000	9,022,920
Tupy Overseas 144A 6.625% 7/17/24 #	1,455,000	1,498,650
Volkswagen Group of America Finance 144A
2.125% 5/23/19 #	5,700,000	5,667,271

		73,623,535

Consumer Non-Cyclical – 2.39%
Actavis Funding 144A 3.85% 6/15/24 #	10,910,000	10,908,756
BRF 144A 4.75% 5/22/24 #	3,365,000	3,305,103
Forest Laboratories 144A 4.375% 2/1/19 #	845,000	907,107
JBS Investments 144A 7.75% 10/28/20 #	5,285,000	5,694,587
Kimberly-Clark de Mexico 144A 3.80% 4/8/24 #	5,820,000	5,913,353
Perrigo 144A 5.30% 11/15/43 #	2,350,000	2,521,719

		29,250,625

Electric – 11.49%
AES Gener 144A 8.375% 12/18/73 #—	3,482,000	3,920,732
Ameren Illinois 9.75% 11/15/18	6,971,000	9,110,902
Cleveland Electric Illuminating 5.50% 8/15/24	2,025,000	2,341,627
ComEd Financing III 6.35% 3/15/33	7,500,000	7,743,750
El Paso Electric 3.30% 12/15/22	2,830,000	2,733,104
Electricite de France
144A 4.60% 1/27/20 #	1,905,000	2,111,527
144A 5.25% 12/29/49 #—	12,090,000	12,315,237
Enel 144A 8.75% 9/24/73 #—	4,125,000	4,888,125
Enel Finance International 144A 5.125% 10/7/19 #	5,155,000	5,772,579
Entergy Louisiana 3.78% 4/1/25	7,220,000	7,292,171
Integrys Energy Group 6.11% 12/1/66 —	8,599,000	8,777,412
ITC Holdings 3.65% 6/15/24	2,920,000	2,910,034
Korea East-West Power 144A 2.625% 11/27/18 #	6,345,000	6,401,464
NextEra Energy Capital Holdings
2.40% 9/15/19	4,900,000	4,918,434
3.625% 6/15/23	3,600,000	3,625,434

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
NV Energy 6.25% 11/15/20	4,475,000	$5,306,513
Pennsylvania Electric 5.20% 4/1/20	16,291,000	17,923,521
Saudi Electricity Global Sukuk
144A 4.00% 4/8/24 #	3,494,000	3,568,247
144A 5.50% 4/8/44 #	3,494,000	3,668,700
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #	4,680,000	4,701,126
144A 4.125% 5/7/24 #	6,535,000	6,770,606
Transelec 144A 4.25% 1/14/25 #	3,345,000	3,325,455
Wisconsin Energy 6.25% 5/15/67 —	10,359,000	10,678,088

		140,804,788

Energy – 6.80%
Anadarko Petroleum
3.45% 7/15/24	1,085,000	1,076,753
4.50% 7/15/44	3,540,000	3,529,999
Cimarex Energy 4.375% 6/1/24	3,990,000	4,084,763
CNOOC Nexen Finance 2014 4.25% 4/30/24	8,885,000	9,111,976
Continental Resources 4.50% 4/15/23	9,630,000	10,277,136
Ecopetrol 5.875% 5/28/45	3,315,000	3,480,750
Gazprom Neft 144A 4.375% 9/19/22 #@	3,945,000	3,412,425
Newfield Exploration 5.625% 7/1/24	6,150,000	6,672,750
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	5,542,785	5,854,566
Petrobras Global Finance
4.875% 3/17/20	4,370,000	4,463,081
6.25% 3/17/24	4,370,000	4,623,853
Petroleos Mexicanos
5.50% 6/27/44	2,486,000	2,578,728
144A 6.375% 1/23/45 #	1,410,000	1,625,025
PTT Exploration & Production 144A 4.875% 12/29/49 #—	5,845,000	5,923,907
Talisman Energy
3.75% 2/1/21	7,340,000	7,609,268
5.50% 5/15/42	2,490,000	2,704,446
Woodside Finance 144A 8.75% 3/1/19 #	5,000,000	6,309,600

		83,339,026

Finance Companies – 1.97%
Blackstone Holdings Finance 144A 5.00% 6/15/44 #	4,615,000	4,852,566
FS Investment 4.00% 7/15/19	6,290,000	6,307,637
GECC/LJ VP Holdings 144A 3.80% 6/18/19 #	3,795,000	4,053,652
General Electric Capital 7.125% 12/29/49 —	7,600,000	8,905,710

		24,119,565

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Insurance – 4.15%
Allstate 5.75% 8/15/53 —	5,810,000	$6,260,275
American International Group
2.30% 7/16/19	3,200,000	3,183,424
8.175% 5/15/58 —	4,755,000	6,591,619
8.25% 8/15/18	5,575,000	6,865,412
Five Corners Funding Trust 144A 4.419% 11/15/23 #	9,200,000	9,655,234
Highmark
144A 4.75% 5/15/21 #	1,685,000	1,713,596
144A 6.125% 5/15/41 #	920,000	913,665
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	4,540,000	4,676,200
ING U.S. 5.65% 5/15/53 —	3,040,000	3,108,400
XL Group 6.50% 12/29/49 —	8,032,000	7,891,440

		50,859,265

Natural Gas – 6.76%
El Paso Pipeline Partners Operating 4.30% 5/1/24	6,655,000	6,687,876
Enbridge Energy Partners 8.05% 10/1/37 —	6,190,000	7,010,175
Energy Transfer Partners
5.15% 2/1/43	5,605,000	5,648,971
5.95% 10/1/43	6,790,000	7,574,360
EnLink Midstream Partners 4.40% 4/1/24	8,660,000	9,070,337
Enterprise Products Operating 7.034% 1/15/68 —	4,525,000	5,156,839
EQT Midstream Partners 4.00% 8/1/24	8,055,000	7,975,795
GNL Quintero 144A 4.634% 7/31/29 #	2,100,000	2,123,325
Kinder Morgan Energy Partners 9.00% 2/1/19	2,805,000	3,564,838
Korea Gas 144A 2.875% 7/29/18 #	6,425,000	6,591,607
TransCanada Pipelines 6.35% 5/15/67 —	8,512,000	8,890,784
Williams 4.55% 6/24/24	3,375,000	3,369,256
Williams Partners 7.25% 2/1/17	8,087,000	9,187,034

		82,851,197

Real Estate Investment Trusts – 2.54%
Alexandria Real Estate Equities
3.90% 6/15/23	1,085,000	1,078,448
4.50% 7/30/29	2,210,000	2,231,130
CBL & Associates 5.25% 12/1/23	3,400,000	3,632,302
Corporate Office Properties 5.25% 2/15/24	5,730,000	6,129,003
DDR
7.50% 4/1/17	2,500,000	2,867,310
9.625% 3/15/16	1,415,000	1,607,475
Digital Realty Trust 5.875% 2/1/20	1,680,000	1,870,448
Healthcare Trust of America Holdings 3.375% 7/15/21	2,085,000	2,074,815
Trust F/1401 144A 5.25% 12/15/24 #	6,105,000	6,402,619

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
WP Carey 4.60% 4/1/24	3,120,000	$3,220,720

		31,114,270

Technology – 5.02%
Apple 3.45% 5/6/24	6,250,000	6,300,881
Baidu
2.75% 6/9/19	2,900,000	2,902,419
3.25% 8/6/18	8,650,000	8,923,478
Broadcom
3.50% 8/1/24	1,640,000	1,630,957
4.50% 8/1/34	3,470,000	3,527,810
CDW 6.00% 8/15/22	1,865,000	1,865,000
First Data 11.75% 8/15/21	3,291,250	3,858,991
First Data Holdings 144A PIK 14.50% 9/24/19 #	310,061	351,919
National Semiconductor 6.60% 6/15/17	6,644,000	7,638,261
NetApp 3.25% 12/15/22	2,645,000	2,552,406
Oracle
3.40% 7/8/24	7,910,000	7,892,661
4.50% 7/8/44	2,870,000	2,899,443
Seagate HDD Cayman 144A 4.75% 1/1/25 #	7,090,000	7,019,100
Tencent Holdings 144A 3.375% 5/2/19 #	4,085,000	4,153,064

		61,516,390

Transportation – 0.44%
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 ¿	1,560,000	1,581,450
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 ¿	3,885,000	3,883,912

		5,465,362

Total Corporate Bonds (cost $1,002,789,517)		1,040,474,429

Municipal Bonds – 1.41%
California (Various Purposes)
5.00% 4/1/43	6,520,000	7,166,067
Los Angeles, California Department of Water & Power Revenue (Taxable Build America Bond)
6.574% 7/1/45	5,365,000	7,540,507
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond
(Senior Lien Note Mobility) 6.75% 6/30/43 (AMT)	2,200,000	2,620,838

Total Municipal Bonds (cost $14,563,057)		17,327,412

	Principal amount°	Value (U.S. $)
Senior Secured Loans – 2.58%«
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	2,225,000	$2,260,462
Caesars Growth Partners Tranche B 1st Lien
6.25% 5/8/21	2,925,000	2,918,603
Clear Channel Communications Tranche B 3.65% 1/29/16	8,675,000	8,611,005
Drillships Financing Holding Tranche B1 6.00% 2/17/21	1,910,352	1,929,455
Houghton International 2nd Lien 9.50% 11/20/20	3,185,000	3,248,700
Nuveen Investments 2nd Lien 6.50% 2/28/19	6,835,000	6,854,938
Rite Aid 2nd Lien 5.75% 8/3/20	3,299,000	3,368,279
Samson Investment 2nd Lien 5.00% 9/25/18	2,470,000	2,467,355

Total Senior Secured Loans (cost $30,883,847)		31,658,797

U.S. Treasury Obligations – 0.02%
U.S. Treasury Bond
3.375% 5/15/44	260,000	263,169
U.S. Treasury Note
1.625% 6/30/19	30,000	29,818

Total U.S. Treasury Obligations (cost $292,656)		292,987

	Number of shares
Convertible Preferred Stock – 2.42%
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	8,155	9,582,125
Dominion Resources 6.375% exercise price $87.20, expiration date 7/1/17	117,600	5,962,320
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	139,625	6,855,587
SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	70,500	7,191,000

Total Convertible Preferred Stock (cost $28,727,120)		29,591,032

Preferred Stock – 2.74%
Alabama Power 5.625%	118,065	2,897,315
Ally Financial
144A 7.00% #	4,000	4,000,000
8.50% —	80,000	2,170,400
DTE Energy 5.25%	305,000	7,216,300
Entergy Arkansas 4.90%	285,000	6,535,050
GMAC Capital Trust I 8.125% —	50,000	1,359,000
Qwest 6.125%	184,675	4,339,863
Regency Centers 6.625%	22,363	579,202
Regions Financial
6.375% —	111,200	2,830,040

Schedules of investments

Delaware Corporate Bond Fund

	Number of shares	Value (U.S. $)
Preferred Stock (continued)
Regions Financial
6.375%	67,000	$1,659,590

Total Preferred Stock (cost $33,238,756)		33,586,760

	Number of contracts
Options Purchased – 0.63%
Put Swaptions – 0.63%
Pay a fixed rate 1.06% and receive a floating rate based on 3-month LIBOR, expiration date 1/28/16 (GSC)	600,000,000	5,009,256
Pay a fixed rate 2.10% and receive a floating rate based on 3-month LIBOR, expiration date 1/28/16 (GSC)	50,000,000	402,769
Pay a fixed rate 2.47% and receive a floating rate based on 3-month LIBOR, expiration date 11/16/15 (BAML)	9,300,000	644,846
Pay a fixed rate 2.97% and receive a floating rate based on 3-month LIBOR, expiration date 11/16/15 (BAML)	9,300,000	373,750
Pay a fixed rate 3.84% and receive a floating rate based on 3-month LIBOR, expiration date 7/1/16 (BCLY)	15,750,000	366,284
Pay a fixed rate 4.00% and receive a floating rate based on 3-month LIBOR, expiration date 5/23/17 (GSC)	19,100,000	614,660
Pay a fixed rate 4.34% and receive a floating rate based on 3-month LIBOR, expiration date 7/1/16 (BCLY)	15,750,000	208,232
Pay a fixed rate 4.78% and receive a floating rate based on 3-month LIBOR, expiration date 9/16/16 (GSC)	13,050,000	129,219

Total Options Purchased (premium paid $10,652,318)		7,749,016

	Principal amount°
Short-Term Investments – 1.45%
Discount Notes – 0.34%≠
Federal Home Loan Bank
0.05% 8/14/14	396,905	396,902
0.05% 8/15/14	449,196	449,193
0.06% 8/18/14	1,897,648	1,897,631
0.075% 11/19/14	1,420,067	1,419,763

		4,163,489

Repurchase Agreements – 1.11%
Bank of America Merrill Lynch 0.04%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $4,234,540 (collateralized by U.S. government obligations 0.00%–0.375% 6/25/15–2/15/24; market value $4,319,227)	4,234,535	4,234,535

	Principal amount°	Value (U.S. $ )
Short-Term Investments (continued)
Repurchase Agreements (continued)
Bank of Montreal 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $1,411,514 (collateralized by U.S. government obligations 0.00%–4.375% 8/21/14–11/15/43; market value $1,439,742)	1,411,511	$1,411,511
BNP Paribas 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $7,921,969 (collateralized by U.S. government obligations 0.00%–2.75% 8/7/14–11/15/23; market value $8,080,393)	7,921,954	7,921,954

		13,568,000

Total Short-Term Investments (cost $17,731,421)		17,731,489

Total Value of Securities – 100.15%
(cost $1,186,388,885)		$1,227,096,728

	Number of contracts
Options Written – (0.15%)
Put Swaptions – (0.15%)
Pay a fixed rate 3.07% and receive a floating rate based on 3-month LIBOR, expiration date 1/28/16 (GSC)	(600,000,000)	(1,742,508)
Pay a fixed rate 3.10% and receive a floating rate based on 3-month LIBOR, expiration date 1/28/16 (GSC)	(50,000,000)	(139,945)

Total Options Written (premium received $2,990,000)		$(1,882,453)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $407,433,587, which represents 33.25% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At July 31, 2014, the aggregate value of illiquid securities was $3,412,425, which represents 0.28% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

100% of the income received was in the form of both cash and par.

100% of the income received was in the form of additional par.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Schedules of investments

Delaware Corporate Bond Fund

—	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2014.

The following futures contracts were outstanding at July 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(57) U.S. Treasury 2 yr Notes	$(12,530,933)	$(12,507,047)	10/6/14	$23,886
(57) U.S. Treasury 5 yr Notes	(6,817,580)	(6,773,649)	10/6/14	43,931
99 U.S. Treasury Long Bonds	13,652,226	13,603,219	9/22/14	(49,007)

	$(5,696,287)			$18,810

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

BAML – Bank of America Merrill Lynch

BCLY – Barclays Bank

CLO – Collateralized Loan Obligation

GSC – Goldman Sachs Capital

PIK – Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Extended Duration Bond Fund	July 31, 2014

	Principal amount°	Value (U.S. $)
Collateralized Debt Obligations – 2.37%
Benefit Street Partners CLO
Series 2014-IVA A2A 144A 2.23% 7/20/26 #—	2,500,000	$2,462,500
Canyon Capital CLO
Series 2014-1A A2 144A 1.975% 4/30/25 #—	2,000,000	1,948,200
Mountain Hawk III CLO
Series 2014-3A B 144A 2.334% 4/18/25 #—	2,000,000	1,990,000
Neuberger Berman CLO
Series 2012-12AR BR 144A 2.334% 7/25/23 #—	5,000,000	5,000,000
Series 2014-17A B XVII 144A 2.331% 8/4/25 #—	1,500,000	1,500,000
Seneca Park CLO
Series 2014-1A B1 144A 2.174% 7/17/26 #—	2,500,000	2,485,000

Total Collateralized Debt Obligations (cost $15,354,532)		15,385,700

Convertible Bonds – 0.34%
Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15 #	806,000	824,639
Salix Pharmaceuticals 1.50% exercise price $65.81, expiration date 3/15/19	654,000	1,354,597

Total Convertible Bonds (cost $1,702,455)		2,179,236

Corporate Bonds – 82.62%
Banking – 9.60%
Barclays Bank 7.625% 11/21/22	3,800,000	4,296,375
BBVA Bancomer 144A 7.25% 4/22/20 #	3,095,000	3,562,964
Citigroup 4.00% 8/5/24	2,595,000	2,554,842
Credit Suisse 144A 6.50% 8/8/23 #	3,170,000	3,510,775
Credit Suisse Group 144A 7.50% 12/31/49 #—	1,670,000	1,837,000
Goldman Sachs Group 4.80% 7/8/44	5,400,000	5,402,338
JPMorgan Chase 6.75% 8/29/49 —	4,650,000	4,987,125
KeyBank 6.95% 2/1/28	2,467,000	3,127,648
Lloyds Banking Group 7.50% 4/30/49 —	1,925,000	2,026,063
Morgan Stanley 5.00% 11/24/25	3,110,000	3,317,141
PNC Preferred Funding Trust II 144A 1.453% 3/29/49 #—	3,900,000	3,851,250
Rabobank 5.75% 12/1/43	6,310,000	7,250,815
Royal Bank of Scotland Group 5.125% 5/28/24	3,865,000	3,871,795
UBS 7.625% 8/17/22	4,020,000	4,786,964
USB Capital IX 3.50% 10/29/49 —	810,000	698,625
USB Realty 144A 1.381% 12/22/49 #—	400,000	370,000
Wells Fargo 5.90% 12/29/49 —	4,290,000	4,491,630
Woori Bank 144A 4.75% 4/30/24 #	2,300,000	2,329,541

		62,272,891

Basic Industry – 6.90%
ArcelorMittal 7.50% 10/15/39	4,880,000	5,105,700

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
CF Industries 5.15% 3/15/34	6,010,000	$6,395,938
CODELCO 144A 5.625% 10/18/43 #	3,580,000	3,975,150
FMG Resources August 2006 144A 6.875% 4/1/22 #	2,990,000	3,191,825
Georgia-Pacific 8.00% 1/15/24	3,280,000	4,413,876
International Paper 6.00% 11/15/41	1,570,000	1,834,495
Monsanto 4.40% 7/15/44	8,905,000	8,923,647
Mosaic 5.625% 11/15/43	4,180,000	4,717,473
Sappi Papier Holding 144A 6.625% 4/15/21 #	4,055,000	4,308,437
TPC Group 144A 8.75% 12/15/20 #	1,730,000	1,898,675

		44,765,216

Brokerage – 1.65%
Jefferies Group
6.45% 6/8/27	2,640,000	2,986,632
6.50% 1/20/43	1,985,000	2,244,781
Legg Mason 5.625% 1/15/44	5,000,000	5,497,715

		10,729,128

Capital Goods – 2.42%
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	5,440,000	5,440,000
Cemex 144A 7.25% 1/15/21 #	3,900,000	4,143,750
URS 5.00% 4/1/22	2,170,000	2,208,800
Votorantim Cimentos 144A 7.25% 4/5/41 #	2,475,000	2,589,469
Waste Management 7.10% 8/1/26	1,025,000	1,345,847

		15,727,866

Communications – 13.64%
Altice 144A 7.75% 5/15/22 #	865,000	886,625
AT&T 4.80% 6/15/44	6,000,000	6,103,104
Bharti Airtel International Netherlands 144A
5.35% 5/20/24 #	3,060,000	3,219,365
Clear Channel Communications PIK 14. 00% 2/1/21	1,255,000	1,255,000
Deutsche Telekom International Finance 8.75% 6/15/30	1,335,000	1,964,069
DIRECTV Holdings
4.45% 4/1/24	70,000	73,466
5.15% 3/15/42	5,560,000	5,758,520
Grupo Televisa 5.00% 5/13/45	3,785,000	3,787,877
Intelsat Luxembourg
7.75% 6/1/21	2,245,000	2,303,931
8.125% 6/1/23	1,240,000	1,294,250
Numericable Group 144A 6.25% 5/15/24 #	625,000	628,906
Qwest 6.875% 9/15/33	3,510,000	3,558,276
SES Global Americas Holdings 144A 5.30% 3/25/44 #	7,775,000	8,261,785
Sinclair Television Group 144A 5.625% 8/1/24 #	1,595,000	1,581,044
Sprint 144A 7.25% 9/15/21 #	2,810,000	3,003,187

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Telefonica Emisiones 7.045% 6/20/36	5,585,000	$7,113,436
Time Warner 4.65% 6/1/44	6,115,000	5,972,741
Time Warner Cable 4.50% 9/15/42	3,730,000	3,638,540
Verizon Communications
6.40% 9/15/33	4,275,000	5,316,792
6.55% 9/15/43	9,320,000	11,747,310
Viacom 5.25% 4/1/44	3,700,000	3,895,349
WPP Finance 2010 5.625% 11/15/43	6,550,000	7,157,126

		88,520,699

Consumer Cyclical – 2.75%
Alfa 144A 6.875% 3/25/44 #	2,800,000	3,045,000
Bed Bath & Beyond
4.915% 8/1/34	2,030,000	2,052,289
5.165% 8/1/44	3,950,000	3,948,562
General Motors 6.25% 10/2/43	4,200,000	4,777,500
QVC 5.95% 3/15/43	3,000,000	3,230,997
Tupy Overseas 144A 6.625% 7/17/24 #	760,000	782,800

		17,837,148

Consumer Non-Cyclical – 4.93%
Actavis Funding 144A 4.85% 6/15/44 #	7,000,000	6,991,943
BRF 144A 4.75% 5/22/24 #	1,860,000	1,826,892
Celgene
4.625% 5/15/44	2,000,000	1,999,216
5.25% 8/15/43	2,565,000	2,812,235
Gilead Sciences 4.80% 4/1/44	3,020,000	3,229,020
Hasbro 5.10% 5/15/44	7,500,000	7,794,525
JBS Investments 144A 7.75% 10/28/20 #	2,805,000	3,022,387
Perrigo 144A 5.30% 11/15/43 #	4,015,000	4,308,384

		31,984,602

Electric – 14.85%
AES Gener 144A 8.375% 12/18/73 #—	1,877,000	2,113,502
Ameren Illinois 4.30% 7/1/44	5,760,000	5,811,189
ComEd Financing III 6.35% 3/15/33	4,800,000	4,956,000
El Paso Electric 3.30% 12/15/22	1,695,000	1,636,965
Electricite de France 144A 5.25% 12/29/49 #—	7,350,000	7,486,931
Enel 144A 8.75% 9/24/73 #—	1,485,000	1,759,725
Enel Finance International 144A 6.00% 10/7/39 #	4,800,000	5,492,424
Exelon Generation 5.60% 6/15/42	2,685,000	2,922,623
Integrys Energy Group 6.11% 12/1/66 —	4,660,000	4,756,686
Kansas Gas & Electric 144A 4.30% 7/15/44 #	4,365,000	4,418,598
Monongahela Power 144A 5.40% 12/15/43 #	8,390,000	9,723,658
Oglethorpe Power 4.55% 6/1/44	2,600,000	2,635,261

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
Oncor Electric Delivery 4.55% 12/1/41	5,500,000	$5,878,757
Puget Sound Energy 4.434% 11/15/41	4,870,000	5,113,096
Saudi Electricity Global Sukuk 144A 5.06% 4/8/43 #	5,900,000	5,874,158
South Carolina Electric & Gas 4.50% 6/1/64	12,600,000	12,732,502
State Grid Overseas Investment 2014 144A 4.125% 5/7/24 #	5,755,000	5,962,485
Transelec 144A 4.25% 1/14/25 #	1,730,000	1,719,892
Wisconsin Energy 6.25% 5/15/67 —	5,245,000	5,406,562

		96,401,014

Energy – 4.83%
Anadarko Petroleum 4.50% 7/15/44	5,300,000	5,285,027
CNOOC Nexen Finance 2014 4.25% 4/30/24	4,625,000	4,743,150
Ecopetrol 5.875% 5/28/45	1,745,000	1,832,250
ENI 144A 5.70% 10/1/40 #	3,450,000	3,922,419
Gazprom Neft 144A 4.375% 9/19/22 #@	2,080,000	1,799,200
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	2,862,866	3,023,902
Petroleos Mexicanos 144A 6.375% 1/23/45 #	3,140,000	3,618,850
Talisman Energy 5.50% 5/15/42	6,545,000	7,108,675

		31,333,473

Finance Companies – 2.69%
Blackstone Holdings Finance 144A 5.00% 6/15/44 #	2,430,000	2,555,089
Carlyle Holdings II Finance 144A 5.625% 3/30/43 #	3,790,000	4,317,678
General Electric Capital 7.125% 12/29/49 —	4,000,000	4,687,216
KKR Group Finance III 144A 5.125% 6/1/44 #	5,685,000	5,903,270

		17,463,253

Insurance – 6.37%
Allstate 5.75% 8/15/53 —	2,960,000	3,189,400
American International Group
4.50% 7/16/44	6,550,000	6,499,722
8.175% 5/15/58 —	2,910,000	4,033,987
Highmark 144A 6.125% 5/15/41 #	3,410,000	3,386,519
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	2,410,000	2,482,300
ING U.S. 5.65% 5/15/53 —	1,400,000	1,431,500
Liberty Mutual Group 144A 4.85% 8/1/44 #	5,985,000	5,971,653
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	900,000	1,143,000
Nationwide Mutual Insurance 144A 4.95% 4/22/44 #	3,200,000	3,252,973
Transatlantic Holdings 8.00% 11/30/39	704,000	982,562
Trinity Acquisition 6.125% 8/15/43	4,570,000	5,076,585
XL Group 6.50% 12/29/49 —	3,950,000	3,880,875

		41,331,076

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Natural Gas – 7.19%
El Paso Pipeline Partners Operating 7.50% 11/15/40	3,065,000	$3,997,790
Enable Midstream Partners 144A 5.00% 5/15/44 #	5,675,000	5,703,630
Enbridge Energy Partners 8.05% 10/1/37 —	4,350,000	4,926,375
Energy Transfer Partners
5.15% 2/1/43	705,000	710,531
5.95% 10/1/43	6,665,000	7,434,921
EnLink Midstream Partners 5.60% 4/1/44	7,175,000	7,970,987
Enterprise Products Operating 7.034% 1/15/68 —	2,830,000	3,225,161
EQT Midstream Partners 4.00% 8/1/24	4,240,000	4,198,308
GNL Quintero 144A 4.634% 7/31/29 #	1,100,000	1,112,218
Kinder Morgan Energy Partners 5.50% 3/1/44	3,520,000	3,649,205
TransCanada Pipelines 6.35% 5/15/67 —	3,600,000	3,760,200

		46,689,326

Technology – 3.56%
Apple 3.85% 5/4/43	4,500,000	4,155,552
Broadcom
3.50% 8/1/24	865,000	860,230
4.50% 8/1/34	1,830,000	1,860,488
CDW 6.00% 8/15/22	990,000	990,000
First Data 11.75% 8/15/21	1,893,750	2,220,422
First Data Holdings 144A PIK 14.50% 9/24/19 #	162,428	184,356
Oracle 4.50% 7/8/44	8,860,000	8,950,895
Seagate HDD Cayman 144A 4.75% 1/1/25 #	3,910,000	3,870,900

		23,092,843

Transportation – 1.24%
ERAC USA Finance 144A 5.625% 3/15/42 #	7,085,000	8,073,719

		8,073,719

Total Corporate Bonds (cost $510,205,642)		536,222,254

Municipal Bonds – 3.39%
California (Various Purposes)
5.00% 4/1/43	3,210,000	3,528,079
Chicago, Illinois O’Hare International Airport Revenue
(Build America Bond) Series B 6.395% 1/1/40	3,800,000	4,803,162
Long Island Power Authority, New York Electric System Revenue (Taxable Build America Bond) 5.85% 5/1/41	3,600,000	3,818,520
Los Angeles, California Department of Water & Power Revenue (Taxable Build America Bond) 6.574% 7/1/45	2,225,000	3,127,237

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Metropolitan Transportation Authority, New York Revenue (Taxable Build America Bond-Transportation) Series A2 6.089% 11/15/40	3,205,000	$4,109,611
Oregon Department of Transportation Highway User Tax Revenue (Taxable Build America Bond-Subordinate Lien) Series A 5.834% 11/15/34	1,605,000	2,010,006
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (Senior Lien Note Mobility) 6.75% 6/30/43 (AMT)	500,000	595,645

Total Municipal Bonds (cost $18,412,773)		21,992,260

Senior Secured Loans – 3.41%«
Avago Technologies Tranche B 1st Lien 3.75% 4/16/21	850,000	849,334
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,205,000	1,224,205
Burlington Coat Factory Warehouse Tranche B2 4.25% 2/23/17	661,944	664,012
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	1,525,000	1,521,665
Clear Channel Communications Tranche B 3.65% 1/29/16	4,325,000	4,293,094
Drillships Financing Holding Tranche B1 6.00% 2/17/21	1,059,648	1,070,245
Houghton International 2nd Lien 9.50% 11/20/20	1,745,000	1,779,900
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	985,125	994,360
Immucor Tranche B2 5.00% 8/19/18	506,660	509,510
Nuveen Investments 2nd Lien 6.50% 2/28/19	3,750,000	3,760,939
Quickrete 2nd Lien 7.00% 3/19/21	1,270,000	1,298,575
Rite Aid 2nd Lien 5.75% 8/3/20	1,815,000	1,853,115
Samson Investment 2nd Lien 5.00% 9/25/18	1,355,000	1,353,549
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	982,464	979,164

Total Senior Secured Loans (cost $21,751,391)		22,151,667

U.S. Treasury Obligation – 0.21%
U.S. Treasury Bond 3.375% 5/15/44	1,350,000	1,366,454

Total U.S. Treasury Obligation (cost $1,364,027)		1,366,454

	Number of shares
Convertible Preferred Stock – 2.33%
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	4,342	5,101,850
Dominion Resources 6.375% exercise price $87.20, expiration date 7/1/17	61,100	3,097,770

	Number of shares	Value (U.S. $)
Convertible Preferred Stock (continued)
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	67,000	$3,289,700
SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	35,700	3,641,400

Total Convertible Preferred Stock (cost $14,619,648)		15,130,720

Preferred Stock – 3.07%
Alabama Power 5.625%	16,200	397,548
Ally Financial
144A 7.00% #	3,390	3,390,000
8.50% —	40,000	1,085,200
DTE Energy 5.25%	175,000	4,140,500
Entergy Arkansas 4.90%	170,000	3,898,100
Qwest 6.125%	93,600	2,199,600
Regency Centers 6.625%	87,759	2,272,958
Regions Financial
6.375% —	58,500	1,488,825
6.375%	41,000	1,015,570

Total Preferred Stock (cost $19,843,759)		19,888,301

	Number of contracts
Options Purchased – 0.30%
Put Swaptions – 0.30%
Pay a fixed rate 4.00% and receive a floating rate based on 3-month LIBOR, expiration date 5/23/17 (GSC)	10,900,000	350,774
Pay a fixed rate 4.01% and receive a floating rate based on 3-month LIBOR, expiration date 5/17/16 (GSC)	12,500,000	486,587
Pay a fixed rate 4.09% and receive a floating rate based on 3-month LIBOR, expiration date 2/7/18 (GSC)	15,700,000	1,045,341
Pay a fixed rate 4.78% and receive a floating rate based on 3-month LIBOR, expiration date 9/16/16 (GSC)	6,950,000	68,818

Total Options Purchased (premium paid $2,997,050)		1,951,520

	Principal amount°
Short-Term Investments – 1.34%
Discount Notes – 0.35%≠
Federal Home Loan Bank
0.05% 8/14/14	1,142,750	1,142,742
0.06% 8/18/14	1,137,951	1,137,941

		2,280,683

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements – 0.99%
Bank of America Merrill Lynch 0.04%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $2,005,227 (collateralized by U.S. government obligations 0.00%–0.375% 6/25/15–2/15/24; market value $2,045,330)	2,005,225	$2,005,225
Bank of Montreal 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $668,409 (collateralized by U.S. government obligations 0.00%–4.375% 8/21/14–11/15/43; market value $681,776)	668,408	668,408
BNP Paribas 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $3,751,374 (collateralized by U.S. government obligations 0.00%–2.75% 8/7/14–11/15/23; market value $3,826,395)	3,751,367	3,751,367

		6,425,000

Total Short-Term Investments (cost $8,705,648)		8,705,683

Total Value of Securities – 99.38% (cost $614,956,925)		$644,973,795

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $208,142,392, which represents 32.07% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At July 31, 2014, the aggregate value of illiquid securities was $1,799,200, which represents 0.28% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

100% of the income received was in the form of both cash and par.

100% of the income received was in the form of additional par.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2014.

The following futures contracts were outstanding at July 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
287	U.S. Treasury 10 yr Notes	$35,866,844	$35,762,890	9/22/14	$(103,954)
495	U.S. Treasury Ultra Term Bond	74,598,979	74,667,656	9/22/14	68,677

		$110,465,823			$(35,277)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

CLO – Collateralized Loan Obligation

GSC – Goldman Sachs Capital

PIK – Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

July 31, 2014

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Assets:
Investments, at value[1]	$1,209,365,239	$636,268,112
Short-term investments, at value[2]	17,731,489	8,705,683
Cash	6,496,897	1,876,285
Cash collateral due from brokers	183,000	1,809,000
Receivables for securities sold	22,938,295	6,438,361
Dividends and interest receivable	13,592,091	7,234,964
Receivables for fund shares sold	2,428,536	4,665,916
Variation margin due from broker on futures contracts	—	17,484

Total assets	1,272,735,547	667,015,805

Liabilities:
Options written, at value[3]	1,882,453	—
Payables for securities purchased	36,808,290	12,984,314
Cash collateral due to brokers	3,960,000	1,850,000
Payables for fund shares redeemed	2,062,697	1,643,097
Income distributions payable	1,420,970	840,213
Variation margin due to broker on futures contracts	17,297	—
Investment management fees payable	499,256	286,184
Other accrued expenses	462,988	279,159
Distribution fees payable to affiliates	306,728	98,340
Other affiliates payable	37,314	19,290
Trustees’ fees and expenses payable	2,892	1,503

Total liabilities	47,460,885	18,002,100

Total Net Assets	$1,225,274,662	$649,013,705

Net Assets Consist of:
Paid-in capital	$1,180,989,162	$601,892,442
Undistributed (distributions in excess of) net investment income	228,553	(812,858)
Accumulated net realized gain on investments	2,222,755	17,952,531
Net unrealized appreciation of investments, foreign currencies, and derivatives	41,834,192	29,981,590

Total Net Assets	$1,225,274,662	$649,013,705

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Asset Value
Class A:
Net assets	$511,350,831	$277,041,299
Shares of beneficial interest outstanding, unlimited authorization, no par	84,060,845	40,684,383
Net asset value per share	$6.08	$6.81
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$6.37	$7.13

Class B:
Net assets	$684,168	$298,369
Shares of beneficial interest outstanding, unlimited authorization, no par	112,497	43,904
Net asset value per share	$6.08	$6.80

Class C:
Net assets	$209,892,426	$30,090,580
Shares of beneficial interest outstanding, unlimited authorization, no par	34,499,410	4,420,460
Net asset value per share	$6.08	$6.81

Class R:
Net assets	$35,141,840	$34,544,541
Shares of beneficial interest outstanding, unlimited authorization, no par	5,771,854	5,066,060
Net asset value per share	$6.09	$6.82

Institutional Class:
Net assets	$468,205,397	$307,038,916
Shares of beneficial interest outstanding, unlimited authorization, no par	76,963,396	45,155,794
Net asset value per share	$6.08	$6.80

[1] Investments, at cost	$1,168,657,464	$606,251,277
[2] Short-term investments, at cost	17,731,421	8,705,648
[3] Options written, premium received	(2,990,000)	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended July 31, 2014

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Investment Income:
Interest	$55,063,437	$32,756,911
Dividends	3,155,377	1,720,513
Securities lending income	452	339

	58,219,266	34,477,763

Expenses:
Management fees	5,891,755	3,497,077
Distribution expenses — Class A	1,398,994	781,190
Distribution expenses — Class B	15,803	4,808
Distribution expenses — Class C	2,281,845	322,338
Distribution expenses — Class R	182,713	159,593
Dividend disbursing and transfer agent fees and expenses	1,685,912	788,789
Accounting and administration expenses	439,712	233,019
Reports and statements to shareholders	147,616	58,078
Registration fees	118,008	87,916
Legal fees	97,258	49,487
Trustees’ fees and expenses	62,287	32,933
Custodian fees	52,838	33,652
Audit and tax	43,355	43,031
Other	52,305	40,866

	12,470,401	6,132,777
Less expenses waived	(123,762)	(268,418)
Less waived distribution expenses — Class A	(50,414)	(29,322)
Less waived distribution expenses — Class B	(6,241)	(2,741)
Less waived distribution expenses — Class R	(6,152)	(4,726)
Less expense paid indirectly	(660)	(429)

Total operating expenses	12,283,172	5,827,141

Net Investment Income	45,936,094	28,650,622

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$15,267,441	$12,963,926
Foreign currencies	130	(849)
Foreign currency exchange contracts	(273,922)	(134,122)
Futures contracts	1,690,775	(505,801)
Swap contracts	2,080,241	1,261,149

Net realized gain	18,764,665	13,584,303

Net change in unrealized appreciation (depreciation) of:
Investments	25,803,931	27,348,960
Foreign currencies	—	441
Foreign currency exchange contracts	73,995	37,725
Futures contracts	18,810	8,882,785
Options written	1,107,547	—
Swap contracts	(127,183)	(73,663)

Net change in unrealized appreciation (depreciation)	26,877,100	36,196,248

Net Realized and Unrealized Gain	45,641,765	49,780,551

Net Increase in Net Assets Resulting from Operations	$91,577,859	$78,431,173

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Corporate Bond Fund

	Year ended
	7/31/14	7/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,936,094	$58,651,408
Net realized gain	18,764,665	36,185,801
Net change in unrealized appreciation (depreciation)	26,877,100	(67,755,908)

Net increase in net assets resulting from operations	91,577,859	27,081,301

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(22,858,385)	(28,288,498)
Class B	(62,563)	(127,345)
Class C	(7,984,468)	(9,798,813)
Class R	(1,403,686)	(1,245,842)
Institutional Class	(18,916,792)	(25,015,345)

Net realized gain:
Class A	(8,808,504)	(20,361,021)
Class B	(32,244)	(131,376)
Class C	(3,805,314)	(8,822,120)
Class R	(568,510)	(924,113)
Institutional Class	(6,635,962)	(16,995,529)

	(71,076,428)	(111,710,002)

Capital Share Transactions:
Proceeds from shares sold:
Class A	179,994,785	368,100,763
Class B	28,605	110,275
Class C	23,601,516	111,931,596
Class R	11,472,250	26,685,735
Institutional Class	226,446,161	347,608,276

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	29,563,766	44,850,645
Class B	89,040	235,609
Class C	9,219,895	15,633,554
Class R	1,960,083	2,092,137
Institutional Class	20,503,966	31,670,273

	502,880,067	948,918,863

	Year ended
	7/31/14	7/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(353,225,376)	$(369,539,804)
Class B	(2,239,657)	(2,118,621)
Class C	(100,452,473)	(87,443,381)
Class R	(16,293,718)	(12,163,933)
Institutional Class	(303,745,284)	(337,275,121)

	(775,956,508)	(808,540,860)

Increase (decrease) in net assets derived from capital share transactions	(273,076,441)	140,378,003

Net Increase (Decrease) in Net Assets	(252,575,010)	55,749,302
Net Assets:
Beginning of year	1,477,849,672	1,422,100,370

End of year	$1,225,274,662	$1,477,849,672

Undistributed (distributions in excess of) net investment income	$228,553	$(2,451,578)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Extended Duration Bond Fund

	Year ended
	7/31/14	7/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,650,622	$37,230,168
Net realized gain	13,584,303	21,481,563
Net change in unrealized appreciation (depreciation)	36,196,248	(76,357,523)

Net increase (decrease) in net assets resulting from operations	78,431,173	(17,645,792)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(13,646,408)	(17,732,920)
Class B	(21,311)	(49,310)
Class C	(1,229,671)	(2,340,813)
Class R	(1,315,211)	(1,283,402)
Institutional Class	(13,614,295)	(16,696,152)

Net realized gain:
Class A	—	(26,584,887)
Class B	—	(106,937)
Class C	—	(4,355,789)
Class R	—	(2,013,407)
Institutional Class	—	(24,974,715)

	(29,826,896)	(96,138,332)

Capital Share Transactions:
Proceeds from shares sold:
Class A	112,661,489	176,055,497
Class B	—	6,167
Class C	4,633,885	23,149,787
Class R	10,189,292	23,714,553
Institutional Class	102,101,509	180,099,398

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,507,436	43,012,945
Class B	20,992	141,446
Class C	1,089,726	6,018,770
Class R	1,313,203	3,275,487
Institutional Class	13,098,040	39,771,514

	258,615,572	495,245,564

	Year ended
	7/31/14	7/31/13

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(241,289,269)	$(197,053,239)
Class B	(498,498)	(1,111,761)
Class C	(25,019,563)	(35,543,957)
Class R	(8,989,890)	(13,249,394)
Institutional Class	(134,759,164)	(213,661,826)

	(410,556,384)	(460,620,177)

Increase (decrease) in net assets derived from capital share transactions	(151,940,812)	34,625,387

Net Decrease in Net Assets	(103,336,535)	(79,158,737)
Net Assets:
Beginning of year	752,350,240	831,508,977

End of year	$649,013,705	$752,350,240

Distributions in excess of net investment income	$(812,858)	$(2,030,832)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$5.950	$6.260	$6.050	$6.080	$5.460

0.227	0.230	0.246	0.268	0.309
0.251	(0.099)	0.384	0.278	0.647

0.478	0.131	0.630	0.546	0.956

(0.252)	(0.252)	(0.284)	(0.305)	(0.336)
(0.096)	(0.189)	(0.136)	(0.271)	—

(0.348)	(0.441)	(0.420)	(0.576)	(0.336)

$6.080	$5.950	$6.260	$6.050	$6.080

8.33%	2.02%	11.04%	9.44%	17.91%

$511,351	$645,585	$638,481	$392,313	$409,671
0.94%	0.93%	0.94%	0.95%	0.94%

0.96%	0.98%	1.01%	1.09%	1.10%
3.81%	3.70%	4.11%	4.45%	5.31%

3.79%	3.65%	4.04%	4.31%	5.15%
215%	230%	202%	204%	219%

Financial highlights

Delaware Corporate Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$5.950	$6.260	$6.050	$6.080	$5.460

0.205	0.183	0.200	0.223	0.265
0.257	(0.098)	0.385	0.278	0.647

0.462	0.085	0.585	0.501	0.912

(0.236)	(0.206)	(0.239)	(0.260)	(0.292)
(0.096)	(0.189)	(0.136)	(0.271)	—

(0.332)	(0.395)	(0.375)	(0.531)	(0.292)

$6.080	$5.950	$6.260	$6.050	$6.080

8.05%	1.26%	10.22%	8.62%	17.04%

$684	$2,802	$4,739	$6,705	$9,807
1.29%	1.68%	1.69%	1.70%	1.69%

1.70%	1.68%	1.71%	1.79%	1.80%
3.46%	2.95%	3.36%	3.70%	4.56%

3.05%	2.95%	3.34%	3.61%	4.45%
215%	230%	202%	204%	219%

Financial highlights

Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$5.960	$6.260	$6.050	$6.090	$5.470

0.182	0.183	0.202	0.223	0.266
0.241	(0.088)	0.383	0.268	0.646

0.423	0.095	0.585	0.491	0.912

(0.207)	(0.206)	(0.239)	(0.260)	(0.292)
(0.096)	(0.189)	(0.136)	(0.271)	—

(0.303)	(0.395)	(0.375)	(0.531)	(0.292)

$6.080	$5.960	$6.260	$6.050	$6.090

7.35%	1.43%	10.21%	8.44%	17.01%

$209,893	$273,594	$249,029	$135,912	$141,328
1.69%	1.68%	1.69%	1.70%	1.69%

1.70%	1.68%	1.71%	1.79%	1.80%
3.06%	2.95%	3.36%	3.70%	4.56%

3.05%	2.95%	3.34%	3.61%	4.45%
215%	230%	202%	204%	219%

Financial highlights

Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$5.960	$6.270	$6.050	$6.090	$5.470

0.212	0.214	0.231	0.253	0.295
0.251	(0.098)	0.394	0.268	0.646

0.463	0.116	0.625	0.521	0.941

(0.237)	(0.237)	(0.269)	(0.290)	(0.321)
(0.096)	(0.189)	(0.136)	(0.271)	—

(0.333)	(0.426)	(0.405)	(0.561)	(0.321)

$6.090	$5.960	$6.270	$6.050	$6.090

8.06%	1.77%	10.94%	8.98%	17.60%

$35,142	$37,293	$22,661	$11,981	$10,209
1.19%	1.18%	1.19%	1.20%	1.19%

1.22%	1.28%	1.31%	1.39%	1.40%
3.56%	3.45%	3.86%	4.20%	5.06%

3.53%	3.35%	3.74%	4.01%	4.85%
215%	230%	202%	204%	219%

Financial highlights

Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$5.950	$6.260	$6.050	$6.090	$5.470

0.242	0.245	0.261	0.283	0.329
0.251	(0.098)	0.384	0.268	0.641

0.493	0.147	0.645	0.551	0.970

(0.267)	(0.268)	(0.299)	(0.320)	(0.350)
(0.096)	(0.189)	(0.136)	(0.271)	—

(0.363)	(0.457)	(0.435)	(0.591)	(0.350)

$6.080	$5.950	$6.260	$6.050	$6.090

8.60%	2.28%	11.32%	9.52%	18.40%

$468,205	$518,576	$507,190	$466,660	$357,801
0.69%	0.68%	0.69%	0.70%	0.69%

0.70%	0.68%	0.71%	0.79%	0.80%
4.06%	3.95%	4.36%	4.70%	5.56%

4.05%	3.95%	4.34%	4.61%	5.45%
215%	230%	202%	204%	219%

Financial highlights

Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$6.280	$7.150	$6.380	$6.440	$5.600

0.278	0.280	0.300	0.318	0.348
0.542	(0.427)	1.055	0.268	0.850

0.820	(0.147)	1.355	0.586	1.198

(0.290)	(0.287)	(0.319)	(0.329)	(0.358)
—	(0.436)	(0.266)	(0.317)	—

(0.290)	(0.723)	(0.585)	(0.646)	(0.358)

$6.810	$6.280	$7.150	$6.380	$6.440

13.42%	(2.45% )	22.48%	9.74%	22.00%

$277,041	$370,553	$402,639	$352,060	$275,312
0.96%	0.95%	0.95%	0.95%	0.94%

1.01%	1.04%	1.06%	1.12%	1.18%
4.35%	4.13%	4.53%	5.07%	5.77%

4.30%	4.04%	4.42%	4.90%	5.53%
216%	217%	172%	147%	149%

Financial highlights

Delaware Extended Duration Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$6.270	$7.140	$6.370	$6.430	$5.590

0.265	0.230	0.249	0.271	0.301
0.542	(0.428)	1.057	0.268	0.852

0.807	(0.198)	1.306	0.539	1.153

(0.277)	(0.236)	(0.270)	(0.282)	(0.313)
—	(0.436)	(0.266)	(0.317)	—

(0.277)	(0.672)	(0.536)	(0.599)	(0.313)

$6.800	$6.270	$7.140	$6.370	$6.430

13.21%	(3.19% )	21.61%	8.93%	21.13%

$298	$749	$1,887	$2,219	$3,464
1.14%	1.70%	1.70%	1.70%	1.69%

1.75%	1.74%	1.76%	1.82%	1.88%
4.17%	3.38%	3.78%	4.32%	5.02%

3.56%	3.34%	3.72%	4.20%	4.83%
216%	217%	172%	147%	149%

Financial highlights

Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$6.280	$7.150	$6.380	$6.430	$5.600

0.230	0.230	0.251	0.272	0.302
0.542	(0.428)	1.055	0.277	0.841

0.772	(0.198)	1.306	0.549	1.143

(0.242)	(0.236)	(0.270)	(0.282)	(0.313)
—	(0.436)	(0.266)	(0.317)	—

(0.242)	(0.672)	(0.536)	(0.599)	(0.313)

$6.810	$6.280	$7.150	$6.380	$6.430

12.59%	(3.17% )	21.57%	9.09%	20.91%

$30,091	$47,326	$62,275	$24,532	$23,115
1.71%	1.70%	1.70%	1.70%	1.69%

1.75%	1.74%	1.76%	1.82%	1.88%
3.60%	3.38%	3.78%	4.32%	5.02%

3.56%	3.34%	3.72%	4.20%	4.83%
216%	217%	172%	147%	149%

Financial highlights

Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$6.290	$7.160	$6.390	$6.440	$5.600

0.265	0.263	0.284	0.303	0.339
0.539	(0.426)	1.055	0.278	0.845

0.804	(0.163)	1.339	0.581	1.184

(0.274)	(0.271)	(0.303)	(0.314)	(0.344)
—	(0.436)	(0.266)	(0.317)	—

(0.274)	(0.707)	(0.569)	(0.631)	(0.344)

$6.820	$6.290	$7.160	$6.390	$6.440

13.13%	(2.68% )	22.15%	9.63%	21.48%

$34,545	$29,423	$20,080	$10,800	$14,131
1.21%	1.20%	1.20%	1.20%	1.19%

1.27%	1.34%	1.36%	1.42%	1.48%
4.10%	3.88%	4.28%	4.82%	5.52%

4.04%	3.74%	4.12%	4.60%	5.23%
216%	217%	172%	147%	149%

Financial highlights

Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$6.270	$7.140	$6.370	$6.430	$5.590

0.295	0.297	0.317	0.332	0.364
0.541	(0.427)	1.055	0.269	0.849

0.836	(0.130)	1.372	0.601	1.213

(0.306)	(0.304)	(0.336)	(0.344)	(0.373)
—	(0.436)	(0.266)	(0.317)	—

(0.306)	(0.740)	(0.602)	(0.661)	(0.373)

$6.800	$6.270	$7.140	$6.370	$6.430

13.72%	(2.21% )	22.82%	10.01%	22.33%

$307,039	$304,299	$344,628	$124,076	$49,310
0.71%	0.70%	0.70%	0.70%	0.69%

0.75%	0.74%	0.76%	0.82%	0.88%
4.60%	4.38%	4.78%	5.32%	6.02%

4.56%	4.34%	4.72%	5.20%	5.83%
216%	217%	172%	147%	149%

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

July 31, 2014

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Core Bond Fund, Delaware Corporate Bond Fund, Delaware Diversified Floating Rate Fund, Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B,* Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.* Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Funds is to seek to provide investors with total return.

*See Note 14.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (July 31, 2011 – July 31, 2014) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Funds may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Funds’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” The

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

Funds report certain foreign currency-related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended July 31, 2014.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown as “Less expense paid indirectly.” For the year ended July 31, 2014, each Fund earned the following amounts under this agreement:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$660	$429

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to prevent total annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations) (collectively, nonroutine expenses)) from exceeding the following percentages of each Fund’s average daily net assets from Aug. 1, 2013 through July 31, 2014.* These waivers and reimbursements may only be terminated by agreement of the DMC and the Funds.

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Operating expense limitation	0.69%	0.71%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended July 31, 2014, the Funds were charged for these services as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

$59,094	$31,304

*The contractual waiver period is from Nov. 28, 2012, through Nov. 28, 2014. Prior to Nov. 28, 2013, the contractual waiver for Delaware Extended Duration Bond Fund was 0.70%.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion, 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. These amounts are included on the “Statements of operations” under “Dividend and disbursing and transfer agent fees and expenses.” For the year ended July 31, 2014, the amount charged by DSC for each Fund was as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

$268,781	$142,384

Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are passed on to and paid directly by the Funds.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class B and Class C shares. Effective Oct. 1, 2013, each Fund pays DDLP an annual distribution and service fee of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. Prior to Oct. 1, 2013, each Fund paid an annual distribution and service fee of 0.30% and 0.60% of the average daily net assets of the Class A and Class R shares, respectively. For the period from Aug. 1, 2013 to Oct. 1, 2013, the distribution and service fees for each Fund’s Class A and Class R shares were contractually limited to 0.25% and 0.50%, respectively, of the classes’ average daily net assets. DDLP has contractually agreed to waive each Fund’s Class B shares’ 12b-1 fees to 0.25% of average daily net assets from Nov. 27, 2013 through July 31, 2014* for Delaware Corporate Bond Fund, and Oct. 1, 2013 through July 31, 2014* for Delaware Extended Duration Bond Fund. Prior to the above effective dates, there was no waiver for Class B. These waivers and reimbursements may only be terminated by agreement of DDLP and the Funds. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Funds. For the year ended July 31, 2014, each Fund was charged for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

$35,579	$18,852

*The contractual waiver period is from Nov. 27, 2013, through Nov. 28, 2014 for Delaware Corporate Bond Fund, and Oct. 1, 2013 through Nov. 28, 2014 for Delaware Extended Duration Bond Fund.

For the year ended July 31, 2014, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

$33,677	$19,897

For the year ended July 31, 2014, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Class A	$4,841	$ —
Class C	6,640	4,787

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended July 31, 2014, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Purchases other than U.S. government securities	$2,376,749,087	$1,183,738,005
Purchases of U.S. government securities	234,597,628	193,061,558
Sales other than U.S. government securities	2,678,536,092	1,334,366,032
Sales of U.S. government securities	235,340,694	192,537,016

At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund

Cost of Investments	$1,193,119,619	$615,293,261

Aggregate unrealized appreciation	$48,396,676	$32,702,266
Aggregate unrealized depreciation	(14,419,567)	(3,021,732)

Net unrealized appreciation	$33,977,109	$29,680,534

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-tradedoptions contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Delaware Corporate Bond Fund
	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$42,817,250	$42,817,250
Corporate Debt	—	1,046,341,985	1,046,341,985
Municipal Bonds	—	17,327,412	17,327,412
Senior Secured Loans	—	31,658,797	31,658,797
Convertible Preferred Stock[1]	12,817,907	16,773,125	29,591,032
Preferred Stock[1]	29,586,760	4,000,000	33,586,760
U.S. Treasury Obligations	—	292,987	292,987
Options Purchased	—	7,749,016	7,749,016
Short-Term Investments	—	17,731,489	17,731,489

Total	$42,404,667	$1,184,692,061	$1,227,096,728

Futures Contracts	$18,810	$—	$18,810
Options Written	—	(1,882,453)	(1,882,453)

	Delaware Extended Duration Bond Fund
	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$15,385,700	$15,385,700
Corporate Debt	—	538,401,490	538,401,490
Municipal Bonds	—	21,992,260	21,992,260
Senior Secured Loans	—	22,151,667	22,151,667
Convertible Preferred Stock[1]	6,387,470	8,743,250	15,130,720
Preferred Stock[1]	16,498,301	3,390,000	19,888,301
U.S. Treasury Obligations	—	1,366,454	1,366,454
Options Purchased	—	1,951,520	1,951,520
Short-Term Investments	—	8,705,683	8,705,683

Total	$22,885,771	$622,088,024	$644,973,795

Futures Contracts	$(35,277)	$—	$(35,277)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments , and Level 2 investments represent the following percentages of the total market value of these security types for each Fund:

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

3. Investments (continued)

	Delaware Corporate Bond Fund
	Level 1	Level 2	Total
Convertible Preferred Stock	43.32%	56.68%	100.00%
Preferred Stock	88.09%	11.91%	100.00%

	Delaware Extended Duration Bond Fund
	Level 1	Level 2	Total
Convertible Preferred Stock	42.22%	57.78%	100.00%
Preferred Stock	82.95%	17.05%	100.00%

During the year ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At July 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2014 and 2013 were as follows:

	Delaware Corporate Bond Fund
	Year ended
	7/31/14	7/31/13
Ordinary income	$52,199,172	$109,210,840
Long-term capital gains	18,877,256	2,499,162

Total	$71,076,428	$111,710,002

	Duration Extended Delaware Bond Fund
	Year ended
	7/31/14	7/31/13
Ordinary income	$29,826,896	$74,590,626
Long-term capital gains	—	21,547,706

Total	$29,826,896	$96,138,332

5. Components of Net Assets on a Tax Basis

As of July 31, 2014, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial interest	$1,180,989,162	$601,892,442
Undistributed ordinary income	1,657,175	27,355
Undistributed long-term capital gains	8,964,978	18,253,590
Distributions payable	(1,420,970)	(840,213)
Other temporary differences	(331)	—
Unrealized appreciation	35,084,648	29,680,531

Net assets	$1,225,274,662	$649,013,705

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of straddle losses, mark-to-market of futures contracts, distributions payable, trust preferred securities, market discount and premium on debt instruments .

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on debt instruments, paydowns of asset- and mortgage-backed securities, contingent payment debt instruments, and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2014 , the Funds recorded the following reclassifications:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Undistributed net investment income	$7,969,931	$2,394,248
Accumulated net realized gain	(7,969,931)	(2,394,248)

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund

	Year ended		Year ended
	7/31/14	7/31/13	7/31/14	7/31/13
Shares sold:
Class A	30,075,938	59,133,455	17,412,308	25,731,964
Class B	4,739	17,504	—	918
Class C	3,970,810	17,901,653	705,219	3,343,849
Class R	1,928,640	4,267,906	1,580,375	3,407,446
Institutional Class	37,791,594	55,830,229	15,819,841	26,252,535

Shares issued upon reinvestment of dividends and distributions:
Class A	4,998,351	7,256,322	2,117,118	6,372,332
Class B	15,112	38,098	3,293	20,950
Class C	1,558,329	2,529,697	170,925	891,494
Class R	331,118	338,275	204,017	485,345
Institutional Class	3,464,059	5,123,642	2,045,263	5,898,695

	84,138,690	152,436,781	40,058,359	72,405,528

Shares redeemed:
Class A	(59,432,612)	(59,956,010)	(37,837,815)	(29,427,063)
Class B	(378,136)	(342,061)	(78,882)	(166,809)
Class C	(16,971,428)	(14,261,385)	(3,992,342)	(5,411,426)
Class R	(2,745,449)	(1,965,500)	(1,396,271)	(2,020,027)
Institutional Class	(51,383,480)	(54,878,973)	(21,223,346)	(31,904,929)

	(130,911,105)	(131,403,929)	(64,528,656)	(68,930,254)

Net increase (decrease)	(46,772,415)	21,032,852	(24,470,297)	3,475,274

For the years ended July 31, 2014 and 2013, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above, and the “Statements of changes in net assets.”

		Year ended 7/31/14			Year ended 7/31/13
	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Delaware Corporate Bond Fund	19,245	19,264	$114,598	63,904	63,987	$397,306
Delaware Extended Duration Bond Fund	11,551	11,534	74,200	17,579	17,573	116,413

Certain shareholders of Class C may exchange their share for Institutional class shares. The following shares and values were exchanged from Class A to Institutional Class. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page, and the “Statements of changes in net assets.”

		Year ended 7/31/14
	Class C Shares	Institutional Class Shares	Value
Delaware Corporate Bond Fund	39	39	$241

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, each Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Funds had no amounts outstanding as of July 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at July 31, 2014.

During the year ended July 31, 2014, each Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2014, the Funds posted cash collateral for futures contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities” as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
$183,000	$1,809,000

During the year ended July 31, 2014, the Funds used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended July 31, 2014, each Fund entered into options contracts in the normal course of pursuing its investment objective. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions, and foreign currencies; as an efficient means of adjusting the Funds’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Funds buy an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Funds write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended July 31, 2014 for Delaware Extended Duration Bond Fund.

Transactions in options written during the year ended July 31, 2014 for Delaware Corporate Bond Fund were as follows:

Put Options	Number of Contracts	Premiums
Options outstanding July 31, 2013	—	$—
Options written	(650,000,000)	(2,990,000)
Options terminated in closing sales transactions	—	—

Options outstanding July 31, 2014	(650,000,000)	$(2,990,000)

Each Fund received cash and securities collateral for open option contracts as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Cash	$3,960,000	$1,850,000
Securities	1,463,000	—

Securities collateral received comprised of U.S. treasury obligations, and cash collateral received is presented on the “Statements of assets and liabilities” as “Cash collateral due to brokers.”

During the year ended July 31, 2014, the Funds used option contracts to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — Each Fund may enter into CDS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Funds will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2014, the Funds entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Funds had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Funds’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty, and (2) for cleared swap contracts, trading these instruments through a central counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at July 31, 2014.

During the year ended July 31, 2014, the Funds used CDS contracts to enhance total return.

Fair values of derivative instruments as of July 31, 2014 were as follows:

	Delaware Corporate Bond Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin due from broker on futures contracts*	$67,817	Variation margin due from broker on futures contracts*	$(49,007)
Interest rate contracts (Options written)	Options written, at value	—	Options written, at value	(1,882,453)

Total		$67,817		$(1,931,460)

	Delaware Extended Duration Bond Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin due to broker on futures contracts*	$68,677	Variation margin due to broker on futures contracts*	$(103,954)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through July 31, 2014. Only current day variation margin is reported on the Funds’ “Statements of assets and liabilities.”

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended July 31, 2014 were as follows:

	Delaware Corporate Bond Fund

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(273,922)	$—	$—	$(273,922)
Interest rate contracts	—	1,690,775	1,643,860	3,334,635
Credit contracts	—		436,381	436,381

Total	$(273,922)	$1,690,775	$2,080,241	$3,497,094

	Delaware Corporate Bond Fund

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Forward currency exchange contracts	$73,995	$—	$—	$—	$73,995
Interest rate contracts	—	18,810	1,107,547	—	1,126,357
Credit contracts	—	—	—	(127,183)	(127,183)

Total	$73,995	$18,810	$1,107,547	$(127,183)	$1,073,169

	Delaware Extended Duration Bond Fund

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(134,122)	$—	$—	$(134,122)
Interest rate contracts	—	(505,801)	1,010,205	504,404
Credit contracts	—	—	250,944	250,944

Total	$(134,122)	$(505,801)	$1,261,149	$621,226

	Delaware Extended Duration Bond Fund

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$37,725	$—	$—	$37,725
Interest rate contracts	—	8,882,785	—	8,882,785
Credit contracts	—	—	(73,663)	(73,663)

Total	$37,725	$8,882,785	$(73,663)	$8,846,847

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Funds during the year ended July 31, 2014.

	Long Derivative Volume

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
Foreign currency exchange contracts (average cost)	USD	607,154	USD	330,027
Futures contracts (average notional value)		45,435,830		113,927,382
Options contracts (average notional value)		8,905,109		4,249,569
Swap contracts (average notional value)*		3,339,664		1,764,684

	Short Derivative Volume

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
Futures contracts (average notional value)	USD	11,638,725	USD	169,632
Options contracts (average notional value)		1,226,493		—
Swap contracts (average notional value)*		193,083		117,589

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statements of assets and liabilities” and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements, reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

9. Offsetting (continued)

fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statements of assets and liabilities.”

At July 31, 2014, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Delaware Corporate Bond Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs Capital	$1,107,547	$—	$1,107,547

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Goldman Sachs Capital	$1,107,547	$—	$(1,107,547)	$—	$—	$—

Master Repurchase Agreements

	Delaware Corporate Bond Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$4,234,535	$(4,234,535)	$—	$—
Bank of Montreal	1,411,511	(1,411,511)	—	—
BNP Paribas	7,921,954	(7,921,954)	—	—

Total	$13,568,000	$(13,568,000)	$—	$—

	Delaware Extended Duration Bond Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$2,005,225	$(2,005,225)	$—	$—
Bank of Montreal	668,408	(668,408)	—	—
BNP Paribas	3,751,367	(3,751,367)	—	—

Total	$6,425,000	$(6,425,000)	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

10. Securities Lending (continued)

securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agents and the borrower. The Funds record security lending income net of allocations to the security lending agents and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the Collective Trust that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

At July 31, 2014, the Funds had no securities on loan.

11. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Funds’ yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered

public accounting firm

To the Board of Trustees of Delaware Group® Income Funds

and the Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group Income Funds, hereinafter referred to as the “Funds”) at July 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 19, 2014

Other Fund information (Unaudited)

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2014, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Corporate Bond Fund	26.56%	73.44%	100.00%	5.50%
Delaware Extended Duration Bond Fund	0.00%	100.00%	100.00%	6.02%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended July 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Funds intend to report the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
6.14%	6.02%

For the fiscal year ended July 31, 2014, certain dividends paid by Delaware Corporate Bond Fund have been determined to be interest-related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2014. For the fiscal year ended July 31, 2014, Delaware Corporate Bond Fund has reported maximum distributions as follows:

Qualified Interest Income	$48,365,046

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments since 2000.
Daniel V. Geatens has served	70	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	70	None[3]
in various executive and legal capacities at different times at Delaware Investments.
Richard Salus has served in	70	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments ®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
International
		Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ
Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual fund

Delaware High-Yield Opportunities Fund

July 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware High-Yield Opportunities Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Investments in Delaware High-Yield Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008583542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of July 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware High-Yield Opportunities Fund	August 12, 2014

Performance preview (for the year ended July 31, 2014)
Delaware High-Yield Opportunities Fund (Class A shares)	1-year return	+8.59%
BofA Merrill Lynch U.S. High Yield Constrained Index (benchmark)	1-year return	+8.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 4. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

High yield bonds generated solid returns over the Fund’s fiscal year ended July 31, 2014, as investors aggressively sought income in an unusually low-interest-rate world.

With the U.S. Federal Reserve holding benchmark interest rates at virtually zero since December 2008 – accompanied by a pledge to keep them there until at least mid-2015 – longer-term bond yields declined amid an almost insatiable demand for yield. The sub-investment-grade sector of the U.S. bond market also was supported by favorable credit metrics that kept default rates well below the historical average, and by ample access to bank and capital market credit. That access enabled issuers to refinance outstanding or maturing bonds at interest rates that hovered near 60-year lows.

High yield bond prices received a further boost from an unexpected decline in intermediate- and longer-term interest rates. As calendar 2014 began, the 10-year U.S. Treasury note yielded about 3%, a number that was widely expected to inch higher as the economy gained traction. However, weak first-quarter economic numbers (attributed mostly to a harsh winter) and an outbreak of geopolitical hostilities in Ukraine and the Middle East pushed yields in the opposite direction over the last half of the Fund’s fiscal year. Meanwhile, the steady rise in corporate profitability underwrote a bull market in equities that supported high yield valuations.

The high yield sector benefited from several key factors:

—  Strong demand for yield from individual and institutional investors

—  Exceptionally stable and accommodative monetary policy

—   Historically low default rates and strengthening corporate balance sheets.

1

Portfolio management review

Delaware High-Yield Opportunities Fund

The Fund’s fiscal year also was characterized by a relatively small – but still significant – variation in performance by credit tier and industry sector. Lower-quality bonds outperformed during the second half of 2013, while in recent months relative strength shifted toward the higher-quality credit tier, in response to concerns about valuations amid a poor first-quarter gross domestic product report. Overall, however, CCC-rated issues outperformed during the fiscal year, followed by BB- and B-rated debt. Among industry groups, financial services companies (primarily banking and insurance) and utilities led the way during the fiscal period – with the latter a prime beneficiary of falling interest rates in 2014. Among lagging sectors, cyclical groups underperformed due to a lack of confidence in the economic recovery, while healthcare was hurt by the group’s mostly higher quality credit profile.

Fund performance

For its fiscal year ended July 31, 2014, Delaware High-Yield Opportunities Fund returned +8.59% at net asset value and +3.74% at maximum offer price (both figures reflect Class A shares with all distributions reinvested). During the same period, the Fund’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +8.28%. For complete, annualized performance of Delaware High-Yield Opportunities Fund, please see the table on page 4.

We attribute the Fund’s strong nominal and relative performance to its continued overweight allocation to CCC-rated debt, the bottom end of the sub-investment-grade credit spectrum. This strategy reflected our view that taking credit risk was preferable to taking interest rate risk. Within the CCC category, however, we generally preferred the higher-rated issues, which we viewed as offering attractive value. Meanwhile, the Fund’s underweight to BB-rated bonds modestly detracted from relative performance, especially late in the fiscal year. The Fund’s below-

benchmark allocation to BB-rated issues – a credit sector generally viewed as the most vulnerable to rising interest rates – reflected our view that there soon might be a bias toward tighter monetary policy.

Meanwhile, the Fund’s sector weightings remained stable, although we did increase exposure to bank loans, from near zero to about 10%. The bank loan sector traded with yields similar to those within the BB-rated space despite occupying the highest-rated piece of the capital structure. As such, we viewed the group as offering good value, in addition to providing a degree of protection against rising rates because of its floating-rate component.

Among individual issues, the Fund’s strongest-performing position was Algeco Scotsman, a global company that provides modular space solutions to businesses through the leasing of construction trailers, modular classrooms, and other temporary workplace facilities. Algeco Scotsman carried a 10.75% coupon and was positioned to benefit from low borrowing costs and the preference of global managements to lease, rather than own, when possible. The Fund’s position in investment management firm Nuveen Investments also contributed to relative performance, in part because its 9.5% coupon attracted buyers looking for extra yield, and also because it agreed to be acquired by TIAA-CREF, the large teachers’ pension fund. Another of the Fund’s holdings in the banking sector, U.K.-based Barclays, also posted strong relative performance. Like other major financial services companies, Barclays has been rebuilding capital, growing earnings, and lowering credit losses.

Conversely, the Fund’s position in Getty Images underperformed, mostly due to earnings that failed to meet consensus expectations. The company, which owns a large commercial photo archive, suffered from weakness in the publishing industry, particularly magazines and newspapers. We were attracted to the company’s asset value, but the

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consistent earnings misses compelled us to exit the position. The Fund’s holdings in trendy apparel retailer Quiksilver underperformed on the basis of repeated earnings disappointments as well. As the fiscal year ended, we continued to maintain the position. The Fund’s allocation to David’s Bridal also lagged the benchmark. The company rents wedding dresses, prom gowns, and other formal wear. Despite its having what we believe is a sound business model, the company has often seen its earnings fall short of expectations. We attribute this to less-than-ideal store locations, inventory problems, and a less-than-robust economy.

The Fund’s derivative exposure was limited to Treasury futures, which we employed to attempt to protect against rising interest rates in the 1–5 year portion of the yield curve. That hedge, which represented a little more than 4% of Fund assets as of July 31, 2014, was put in place early in the Fund’s fiscal year and had a negligible effect on portfolio performance. The Fund’s Treasury futures position was still outstanding as the fiscal year ended, reflecting our view that when interest rates finally begin to climb, the short end of the yield curve – historically the most sensitive to Fed policy – should be affected the most.

Positioning

We have positioned the Fund to potentially benefit from acceleration in economic growth, a trend that typically favors credit-sensitive parts of the market. As such, the Fund ended the fiscal year overweight in CCC-rated and B-rated bonds, and was correspondingly underweight in BB-rated issues. However, within the CCC sector, the Fund’s holdings had a significantly below-benchmark yield, reflecting a better relative credit profile, while the Fund’s BB issues yielded more than the benchmark. That positioning reflects an effort to take prudent credit risk while keeping interest rate risk in line with the Fund’s benchmark duration of 4.2 years. With regard to sectors, the Fund is overweight insurance, technology, energy, and utilities, and underweight healthcare and services, including airlines, hotels, gaming, and leasing. The Fund is positioned to avoid large duration or sector bets; our objective is to generate outperformance through top-down (macro-economic) and bottom-up (bond-by-bond) credit selection.

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Performance summary

Delaware High-Yield Opportunities Fund	July 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2014
	1 year	5 years	10 years
Class A (Est. Dec. 30, 1996)
Excluding sales charge	+8.59%	+12.21%	+8.38%
Including sales charge	+3.74%	+11.17%	+7.88%
Class B (Est. Feb. 17, 1998)
Excluding sales charge	+8.25%	+11.52%	+7.78%
Including sales charge	+4.25%	+11.32%	+7.78%
Class C (Est. Feb. 17, 1998)
Excluding sales charge	+7.79%	+11.47%	+7.65%
Including sales charge	+6.79%	+11.47%	+7.65%
Class R (Est. June 2, 2003)
Excluding sales charge	+8.08%	+11.96%	+8.17%
Including sales charge	+8.08%	+11.96%	+8.17%
Institutional Class (Est. Dec. 30, 1996)
Excluding sales charge	+8.87%	+12.53%	+8.70%
Including sales charge	+8.87%	+12.53%	+8.70%
BofA Merrill Lynch U.S. High Yield
Constrained Index	+8.28%	+12.25%	+8.62%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based

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on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% from Nov. 28, 2012 until Oct. 1, 2013. Prior to Oct. 1, 2013, the Fund’s Class A shares were subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (which had been limited to 0.25%) of average daily net assets representing shares acquired on or after June 1, 1992.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Jan. 2, 2014 through July 31, 2014.* Prior to Jan. 2, 2014, there was no waiver. Please see Note 14 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual

*The contractual waiver period is from Jan. 2, 2014 through Nov. 27, 2015.

distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% of average daily net assets from Nov. 28, 2012 through Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph on page 7 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to

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Performance summary

Delaware High-Yield Opportunities Fund

obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.81% of the Fund’s average daily net assets during the period from Aug. 1, 2013, through July 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Class R	Institutional Class
Total annual operating expenses	1.11%	1.86%	1.86%	1.36%	0.86%
(without fee waivers)
Net expenses	1.06%	1.06%	1.81%	1.31%	0.81%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Nov. 28, 2012 through Nov. 28, 2014.

†See Note 14 in “Notes to financial statements.”

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Performance of a $10,000 investment1

Average annual total returns from July 31, 2004, through July 31, 2014

For period beginning July 31, 2004, through July 31, 2014	Starting value	Ending value
BofA Merrill Lynch U.S. High Yield Constrained Index	$10,000	$22,857
Delaware High-Yield Opportunities
Fund — Class A shares	$9,550	$21,352

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on July 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the BofA Merrill Lynch U.S. High Yield Constrained Index as of July 31, 2004. The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class B	DHOBX	245908868
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843

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Disclosure of Fund expenses

For the six-month period from February 1, 2014 to July 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2014 to July 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

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Delaware High-Yield Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/14	Ending Account Value 7/31/14	Annualized Expense Ratio	Expenses Paid During Period 2/1/14 to 7/31/14*
Actual Fund return†
Class A	$1,000.00	$1,036.50	1.06%	$5.35
Class B**	1,000.00	1,036.50	1.06%	5.35
Class C	1,000.00	1,032.60	1.81%	9.12
Class R	1,000.00	1,032.80	1.31%	6.60
Institutional Class	1,000.00	1,037.80	0.81%	4.09
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.54	1.06%	$5.31
Class B**	1,000.00	1,019.54	1.06%	5.31
Class C	1,000.00	1,015.82	1.81%	9.05
Class R	1,000.00	1,018.30	1.31%	6.56
Institutional Class	1,000.00	1,020.78	0.81%	4.06

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**See Note 14 in “Notes to financial statements.”

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

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Security type / sector allocation

Delaware High-Yield Opportunities Fund	As of July 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.35%
Corporate Bonds	81.68%
Automotive	2.50%
Banking	3.19%
Basic Industry	9.46%
Capital Goods	5.55%
Consumer Cyclical	4.00%
Consumer Non-Cyclical	2.30%
Energy	14.97%
Financials	0.86%
Healthcare	6.34%
Insurance	2.46%
Media	7.63%
Services	6.66%
Technology & Electronics	5.91%
Telecommunications	7.40%
Utilities	2.45%
Senior Secured Loans	9.33%
Common Stock	1.20%
Convertible Preferred Stock	1.12%
Preferred Stock	1.77%
Short-Term Investments	4.69%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

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Schedule of investments

Delaware High-Yield Opportunities Fund	July 31, 2014

	Principal amount°	Value (U.S. $)
Convertible Bonds – 0.35%
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	314,000	$815,223
Salix Pharmaceuticals 1.50% exercise price $65.81, expiration date 3/15/19	747,000	1,547,224

Total Convertible Bonds (cost $1,751,544)		2,362,447

Corporate Bonds – 81.68%
Automotive – 2.50%
American Axle & Manufacturing 7.75% 11/15/19	1,650,000	1,881,000
Chassix 144A 9.25% 8/1/18 #	1,635,000	1,745,363
General Motors 6.25% 10/2/43	1,875,000	2,132,813
General Motors Financial 6.75% 6/1/18	2,885,000	3,267,263
International Automotive Components Group 144A 9.125% 6/1/18 #	3,598,000	3,840,865
Meritor
6.25% 2/15/24	1,035,000	1,068,637
6.75% 6/15/21	1,800,000	1,917,000
Tupy Overseas 144A 6.625% 7/17/24 #	785,000	808,550

		16,661,491

Banking – 3.19%
Barclays Bank 7.625% 11/21/22	3,065,000	3,465,366
Credit Suisse Group
144A 6.25% 12/29/49 #—	1,995,000	2,003,778
144A 7.50% 12/31/49 #—	3,010,000	3,311,000
JPMorgan Chase 6.75% 8/29/49 —	3,415,000	3,662,587
Lloyds Banking Group 7.50% 4/30/49 —	5,385,000	5,667,713
Popular 7.00% 7/1/19	3,125,000	3,157,813

		21,268,257

Basic Industry – 9.46%
AK Steel 7.625% 5/15/20	3,352,000	3,444,180
ArcelorMittal 6.125% 6/1/18	3,080,000	3,295,600
Arch Coal 144A 8.00% 1/15/19 #	2,869,000	2,775,757
Builders FirstSource 144A 7.625% 6/1/21 #	3,151,000	3,300,673
Cemex 144A 7.25% 1/15/21 #	1,820,000	1,933,750
Cemex Finance 144A 6.00% 4/1/24 #	2,015,000	2,020,037
CPG Merger Sub 144A 8.00% 10/1/21 #	2,970,000	3,081,375
Essar Steel Minnesota 144A 11.50% 5/15/20 #	905,000	933,281
First Quantum Minerals
144A 6.75% 2/15/20 #	1,580,000	1,619,500
144A 7.00% 2/15/21 #	1,580,000	1,635,300
144A 7.25% 5/15/22 #	1,600,000	1,650,000
FMG Resources August 2006 144A 6.875% 4/1/22 #	3,314,000	3,537,695
Hardwoods Acquisition 144A 7.50% 8/1/21 #	2,045,000	2,085,900

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Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
HD Supply 11.50% 7/15/20	2,815,000	$3,286,513
INEOS Group Holdings 144A 5.875% 2/15/19 #	2,895,000	2,931,187
JMC Steel Group 144A 8.25% 3/15/18 #	2,435,000	2,419,781
Kissner Milling 144A 7.25% 6/1/19 #	2,560,000	2,624,000
LSB Industries 7.75% 8/1/19	2,340,000	2,521,350
New Gold 144A 6.25% 11/15/22 #	3,060,000	3,235,950
Nortek 8.50% 4/15/21	2,115,000	2,305,350
Polymer Group 144A 6.875% 6/1/19 #	1,990,000	2,012,387
Ryerson
9.00% 10/15/17	1,927,000	2,045,029
11.25% 10/15/18	794,000	881,340
Sappi Papier Holding 144A 6.625% 4/15/21 #	1,410,000	1,498,125
TPC Group 144A 8.75% 12/15/20 #	3,315,000	3,638,213
Wise Metals Group 144A 8.75% 12/15/18 #	1,345,000	1,449,237
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	905,000	926,494

		63,088,004

Capital Goods – 5.55%
Accudyne Industries 144A 7.75% 12/15/20 #	2,140,000	2,252,350
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	2,625,000	2,513,437
B/E Aerospace 5.25% 4/1/22	1,510,000	1,644,013
BOE Intermediate Holding 144A PIK 9.00% 11/1/17 #❖	1,828,457	1,915,309
Consolidated Container 144A 10.125% 7/15/20 #	2,654,000	2,667,270
Gardner Denver 144A 6.875% 8/15/21 #	1,505,000	1,523,813
Gates Global 144A 6.00% 7/15/22 #	5,075,000	4,973,500
Milacron 144A 7.75% 2/15/21 #	2,970,000	3,215,025
Plastipak Holdings 144A 6.50% 10/1/21 #	2,340,000	2,451,150
Reynolds Group Issuer 8.25% 2/15/21	4,190,000	4,462,350
Signode Industrial Group 144A 6.375% 5/1/22 #	2,885,000	2,848,937
TransDigm
144A 6.00% 7/15/22 #	3,575,000	3,597,344
144A 6.50% 7/15/24 #	2,960,000	2,993,300

		37,057,798

Consumer Cyclical – 4.00%
BI-LO 144A 8.625% 9/15/18 #	2,085,000	2,121,487
Dave & Buster’s Entertainment 144A 10.00% 2/15/16 #^	1,382,000	1,198,070
DBP Holding 144A 7.75% 10/15/20 #	2,019,000	1,837,290
Landry’s 144A 9.375% 5/1/20 #	3,646,000	3,974,140
Men’s Wearhouse 144A 7.00% 7/1/22 #	1,880,000	1,964,600
Michaels Stores 144A 5.875% 12/15/20 #	2,405,000	2,370,127
Pantry 8.375% 8/1/20	2,846,000	3,052,335
Party City Holdings 8.875% 8/1/20	3,208,000	3,472,660
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	2,107,000	2,149,140

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	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Rite Aid 6.75% 6/15/21	3,190,000	$3,333,550
Roundy’s Supermarkets 144A 10.25% 12/15/20 #	1,140,000	1,197,000

		26,670,399

Consumer Non-Cyclical – 2.30%
Crestview DS Merger Sub II 144A 10.00% 9/1/21 #	2,015,000	2,274,431
Darling Ingredients 144A 5.375% 1/15/22 #	1,140,000	1,175,625
JBS Investments 144A 7.75% 10/28/20 #	3,270,000	3,523,425
Post Holdings
144A 6.00% 12/15/22 #	2,650,000	2,626,813
144A 6.75% 12/1/21 #	605,000	629,956
Prestige Brands 144A 5.375% 12/15/21 #	2,106,000	2,116,530
Spectrum Brands
6.375% 11/15/20	590,000	623,925
6.625% 11/15/22	2,235,000	2,380,275

		15,350,980

Energy – 14.97%
Athlon Holdings 144A 6.00% 5/1/22 #	2,750,000	2,763,750
Baytex Energy
144A 5.125% 6/1/21 #	620,000	617,675
144A 5.625% 6/1/24 #	2,880,000	2,847,600
Calumet Specialty Products Partners 7.625% 1/15/22	4,575,000	4,883,813
Chaparral Energy
7.625% 11/15/22	1,445,000	1,520,863
8.25% 9/1/21	1,621,000	1,742,575
CHC Helicopter 9.375% 6/1/21	3,968,000	4,186,240
Chesapeake Energy 4.875% 4/15/22	3,835,000	3,844,587
Compressco Partners 144A 7.25% 8/15/22 #	1,490,000	1,475,100
Energy Transfer Equity 144A 5.875% 1/15/24 #	1,420,000	1,455,500
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	3,125,000	3,117,187
Exterran Partners 6.00% 4/1/21	3,280,000	3,296,400
FTS International 144A 6.25% 5/1/22 #	3,310,000	3,384,475
Genesis Energy 5.75% 2/15/21	3,525,000	3,577,875
Halcon Resources
8.875% 5/15/21	1,395,000	1,454,287
9.75% 7/15/20	3,300,000	3,547,500
Hercules Offshore
144A 6.75% 4/1/22 #	2,905,000	2,618,131
144A 7.50% 10/1/21 #	1,490,000	1,419,225
144A 8.75% 7/15/21 #	905,000	925,363
Key Energy Services 6.75% 3/1/21	2,101,000	2,153,525
Laredo Petroleum
5.625% 1/15/22	1,430,000	1,462,175

13

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Laredo Petroleum
7.375% 5/1/22	688,000	$753,360
Midstates Petroleum 9.25% 6/1/21	4,275,000	4,435,313
Murphy Oil USA 6.00% 8/15/23	2,915,000	3,082,613
Northern Blizzard Resources 144A 7.25% 2/1/22 #	3,060,000	3,235,950
Northern Oil & Gas 8.00% 6/1/20	3,010,000	3,190,600
NuStar Logistics 6.75% 2/1/21	2,000,000	2,240,000
Oasis Petroleum 144A 6.875% 3/15/22 #	3,150,000	3,425,625
Ocean Rig UDW 144A 7.25% 4/1/19 #	3,770,000	3,647,475
Offshore Group Investment 7.125% 4/1/23	1,445,000	1,434,163
PDC Energy 7.75% 10/15/22	2,927,000	3,263,605
Pioneer Energy Services 144A 6.125% 3/15/22 #	3,165,000	3,267,863
Regency Energy Partners 5.875% 3/1/22	3,090,000	3,244,500
Samson Investment 144A 10.75% 2/15/20 #	3,323,000	3,381,153
SandRidge Energy 8.125% 10/15/22	3,957,000	4,233,990
Seventy Seven Energy 144A 6.50% 7/15/22 #	1,740,000	1,757,400
Triangle USA Petroleum 144A 6.75% 7/15/22 #	2,945,000	2,956,044

		99,843,500

Financials – 0.86%
Cogent Communications Finance 144A 5.625% 4/15/21 #	3,020,000	2,967,150
Nuveen Investments 144A 9.50% 10/15/20 #	2,371,000	2,779,997

		5,747,147

Healthcare – 6.34%
Amsurg 144A 5.625% 7/15/22 #	1,700,000	1,717,000
Community Health Systems
144A 6.875% 2/1/22 #	3,485,000	3,580,837
7.125% 7/15/20	820,000	876,375
8.00% 11/15/19	184,000	197,837
Crimson Merger Sub 144A 6.625% 5/15/22 #	3,010,000	2,878,313
DaVita HealthCare Partners 5.125% 7/15/24	5,170,000	5,102,144
Immucor 11.125% 8/15/19	2,215,000	2,447,575
Kinetic Concepts
10.50% 11/1/18	2,111,000	2,343,210
12.50% 11/1/19	1,420,000	1,595,796
Mallinckrodt International Finance 4.75% 4/15/23	1,705,000	1,581,387
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	1,510,000	1,551,525
Par Pharmaceutical 7.375% 10/15/20	6,121,000	6,564,773
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	3,705,000	3,880,987
Tenet Healthcare
144A 5.00% 3/1/19 #	2,145,000	2,118,187
6.00% 10/1/20	1,455,000	1,524,113
8.125% 4/1/22	1,845,000	2,066,400

14

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Healthcare (continued)
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #	790,000	$788,025
144A 6.375% 10/15/20 #	1,411,000	1,462,149

		42,276,633

Insurance – 2.46%
American International Group 8.175% 5/15/58 —	2,770,000	3,839,913
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	3,520,000	3,625,600
Hub Holdings 144A PIK 8.125% 7/15/19 #	900,000	893,250
Onex USI Acquisition 144A 7.75% 1/15/21 #	3,160,000	3,152,100
XL Group 6.50% 12/29/49 —	5,007,000	4,919,377

		16,430,240

Media – 7.63%
Altice 144A 7.75% 5/15/22 #	3,435,000	3,520,875
CCO Holdings 5.25% 9/30/22	3,801,000	3,739,234
Cequel Communications Holdings I 144A 6.375% 9/15/20 #	2,415,000	2,499,525
Clear Channel Communications PIK 14.00% 2/1/21 ❖	3,050,000	3,050,000
Columbus International 144A 7.375% 3/30/21 #	4,715,000	4,992,006
CSC Holdings 144A 5.25% 6/1/24 #	3,820,000	3,667,200
DISH DBS 5.00% 3/15/23	3,775,000	3,708,937
Gray Television 7.50% 10/1/20	2,925,000	3,074,906
MDC Partners 144A 6.75% 4/1/20 #	3,340,000	3,490,300
Mediacom Broadband 144A 5.50% 4/15/21 #	930,000	942,787
Numericable Group
144A 6.00% 5/15/22 #	3,435,000	3,456,469
144A 6.25% 5/15/24 #	485,000	488,031
RCN Telecom Services 144A 8.50% 8/15/20 #	1,610,000	1,722,700
Sinclair Television Group 144A 5.625% 8/1/24 #	2,220,000	2,200,575
Virgin Media Finance 144A 6.375% 4/15/23 #	4,905,000	5,174,775
VTR Finance 144A 6.875% 1/15/24 #	4,975,000	5,167,781

		50,896,101

Services – 6.66%
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	6,257,000	6,257,000
Avis Budget Car Rental 5.50% 4/1/23	2,543,000	2,555,715
BlueLine Rental Finance 144A 7.00% 2/1/19 #	1,760,000	1,834,800
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	3,420,000	3,452,063
Covanta Holding 5.875% 3/1/24	3,350,000	3,417,000
Mattamy Group 144A 6.50% 11/15/20 #	3,910,000	3,988,200
MGM Resorts International
6.75% 10/1/20	1,010,000	1,095,850
7.75% 3/15/22	1,340,000	1,544,350

15

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Services (continued)
Navios South American Logistics 144A 7.25% 5/1/22 #	3,015,000	$3,082,837
Pinnacle Entertainment
6.375% 8/1/21	1,330,000	1,376,550
7.75% 4/1/22	1,065,000	1,146,206
8.75% 5/15/20	224,000	240,240
Stena 144A 7.00% 2/1/24 #	4,425,000	4,679,437
United Rentals North America 5.75% 11/15/24	4,535,000	4,648,375
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #	1,150,000	1,210,375
Watco 144A 6.375% 4/1/23 #	1,505,000	1,535,100
West 144A 5.375% 7/15/22 #	2,410,000	2,343,725

		44,407,823

Technology & Electronics – 5.91%
Advanced Micro Devices 144A 6.75% 3/1/19 #	1,255,000	1,289,513
BMC Software Finance 144A 8.125% 7/15/21 #	1,690,000	1,690,000
CDW 6.00% 8/15/22	1,020,000	1,020,000
CommScope 144A 5.50% 6/15/24 #	3,320,000	3,320,000
Entegris 144A 6.00% 4/1/22 #	3,320,000	3,444,500
First Data
11.25% 1/15/21	2,409,000	2,734,215
11.75% 8/15/21	4,526,750	5,307,614
First Data Holdings 144A PIK 14.50% 9/24/19 #❖	176,819	200,690
Infinity Acquisition 144A 7.25% 8/1/22 #	3,675,000	3,693,375
Infor Software Parent 144A PIK 7.125% 5/1/21 #	4,130,000	4,109,350
j2 Global 8.00% 8/1/20	4,173,000	4,527,705
Micron Technology 144A 5.50% 2/1/25 #	2,675,000	2,668,313
NCR
5.875% 12/15/21	855,000	889,200
6.375% 12/15/23	2,665,000	2,838,225
Viasystems 144A 7.875% 5/1/19 #	1,654,000	1,728,430

		39,461,130

Telecommunications – 7.40%
CenturyLink 6.75% 12/1/23	1,865,000	2,030,519
Digicel Group
144A 7.125% 4/1/22 #	1,465,000	1,490,637
144A 8.25% 9/30/20 #	4,900,000	5,304,250
Hughes Satellite Systems 7.625% 6/15/21	2,494,000	2,830,690
Intelsat Luxembourg
7.75% 6/1/21	2,620,000	2,688,775
8.125% 6/1/23	7,180,000	7,494,125
Level 3 Escrow II 144A 5.375% 8/15/22 #	3,345,000	3,290,644
Sprint
144A 7.125% 6/15/24 #	3,760,000	3,849,300

16

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
Sprint
144A 7.25% 9/15/21 #	1,665,000	$1,779,469
144A 7.875% 9/15/23 #	2,040,000	2,187,900
Sprint Capital 6.90% 5/1/19	2,055,000	2,209,125
T-Mobile USA
6.125% 1/15/22	935,000	965,387
6.25% 4/1/21	1,440,000	1,510,200
6.50% 1/15/24	565,000	590,425
6.731% 4/28/22	845,000	888,306
Wind Acquisition Finance
144A 4.75% 7/15/20 #	1,515,000	1,484,700
144A 7.375% 4/23/21 #	2,900,000	3,030,500
Windstream
7.50% 6/1/22	1,633,000	1,765,681
7.75% 10/1/21	1,820,000	1,972,425
Zayo Group 10.125% 7/1/20	1,791,000	2,039,501

		49,402,559

Utilities – 2.45%
AES Gener 144A 8.375% 12/18/73 #—	1,936,000	2,179,936
Calpine
5.375% 1/15/23	2,745,000	2,693,531
5.75% 1/15/25	1,110,000	1,086,413
144A 5.875% 1/15/24 #	1,650,000	1,728,375
Elwood Energy 8.159% 7/5/26	1,405,170	1,580,816
Enel 144A 8.75% 9/24/73 #—	3,443,000	4,079,955
NRG Energy 144A 6.25% 5/1/24 #	2,960,000	2,974,800

		16,323,826

Total Corporate Bonds (cost $531,008,118)		544,885,888

Senior Secured Loans – 9.33%«
Akorn Tranche B 4.50% 11/13/20	2,910,000	2,920,913
Applied Systems 2nd Lien 7.50% 1/15/22	3,210,349	3,261,516
Ashland Water 2nd Lien 7.75% 7/2/22	1,200,000	1,199,000
Atkore International 2nd Lien 7.75% 9/27/21	1,700,000	1,697,875
Avast Software 1st Lien 5.00% 3/18/20	1,698,500	1,702,038
Avaya Tranche B-3 4.50% 10/27/17	1,051,912	1,020,026
Avaya Tranche B6 6.50% 3/31/18	1,051,912	1,047,310
Azure Midstream Tranche B 6.50% 10/21/18	702,266	706,655
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	3,525,000	3,581,181
Borgata Tranche B 1st Lien 6.75% 8/15/18	3,104,400	3,138,548
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	1,720,000	1,716,238

17

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Citycenter Holdings Tranche B 5.00% 10/9/20	2,827,813	$2,838,418
Clear Channel Communications Tranche D 6.75% 1/30/19	5,265,000	5,182,187
Flint Group Tranche 2nd Lien 8.25% 5/2/22	3,470,000	3,497,472
Gentiva Health Services Tranche B 6.50% 10/10/19	2,412,875	2,418,516
Hostess Brands 1st Lien 6.75% 3/12/20	3,261,825	3,371,912
LTS Buyer 2nd Lien 8.00% 3/15/21	471,213	477,495
Mauser Holdings 2nd Lien 8.25% 6/30/22	3,510,000	3,516,581
Moxie Liberty Tranche B 7.50% 8/21/20	1,695,000	1,750,087
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/18/20	1,675,000	1,729,437
Nuveen Investments 2nd Lien 6.50% 2/28/19	1,620,000	1,624,726
Otterbox Tranche B 5.75% 5/30/20	2,560,000	2,540,800
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	1,835,000	1,894,637
Polymer Group Tranche B 5.25% 12/13/19	2,711,375	2,717,307
Rite Aid 2nd Lien 5.75% 8/3/20	1,586,000	1,619,306
Samson Investment 2nd Lien 5.00% 9/25/18	3,430,000	3,426,326
Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19	1,646,662	1,642,203

Total Senior Secured Loans (cost $61,836,316)		62,238,710

	Number of Shares
Common Stock – 1.20%
Akorn †	18,115	614,642
Century Communications =†	4,250,000	0
DIRECTV Class A †	23,140	1,991,197
General Motors	38,079	1,287,832
Hanesbrands	9,500	928,245
Kodiak Oil & Gas †	78,908	1,226,230
Las Vegas Sands	8,255	609,632
Range Resources	9,730	735,491
Valeant Pharmaceuticals International †	4,897	574,859

Total Common Stock (cost $6,327,807)		7,968,128

Convertible Preferred Stock – 1.12%
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	1,564	1,837,700
Dominion Resources 6.375% exercise price $87.20, expiration date 7/1/17	38,850	1,969,695
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	40,000	1,964,000
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	13,750	677,188

18

	Number of Shares		Value (U.S. $)
Convertible Preferred Stock (continued)
SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	10,200		$1,040,400

Total Convertible Preferred Stock (cost $7,568,487)			7,488,983

Preferred Stock – 1.77%
Ally Financial 144A 7.00% #	6,700		6,700,000
GMAC Capital Trust I 8.125% —	73,000		1,984,140
Regions Financial 6.375%	126,000		3,121,020

Total Preferred Stock (cost $10,087,732)			11,805,160

	Principal amount	°
Short-Term Investments – 4.69%
Repurchase Agreements – 4.69%
Bank of America Merrill Lynch 0.04%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $9,754,921 (collateralized by U.S. government obligations 0.00%–0.375% 6/25/15–2/15/24; market value $9,950,011)	9,754,910		9,754,910
Bank of Montreal 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $3,251,643 (collateralized by U.S. government obligations 0.00%–4.375% 8/21/14–11/15/43; market value $3,316,670)	3,251,637		3,251,637
BNP Paribas 0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $18,249,489 (collateralized by U.S. government obligations 0.00%–2.75% 8/7/14–11/15/23; market value $18,614,443)	18,249,453		18,249,453

Total Short-Term Investments (cost $31,256,000)			31,256,000

Total Value of Securities – 100.14% (cost $649,836,004)			$668,005,316

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $320,587,801, which represented 48.06% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
❖	100% of the income received was in the form of additional par.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

19

Schedule of investments

Delaware High-Yield Opportunities Fund

†	Non income producing security.

—	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2014.

The following futures contracts were outstanding at July 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(127) U.S. Treasury 5 yr Notes	$(15,222,773)	$(15,092,164)	10/6/14	$130,609
(69) U.S. Treasury 2 yr Notes	(15,169,023)	(15,140,109)	10/6/14	28,914

	$(30,391,796)			$159,523

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

PIK – Pay in kind bond.

See accompanying notes, which are an integral part of the financial statements.

20

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Statement of assets and liabilities

Delaware High-Yield Opportunities Fund	July 31, 2014

Assets:
Investments, at value[1]	$636,749,316
Short-term investments, at value[2]	31,256,000
Cash	3,408,418
Cash collateral due from brokers	147,000
Dividends and interest receivable	10,392,435
Receivables for securities sold	9,647,127
Receivables for fund shares sold	763,287

Total assets	692,363,583

Liabilities:
Payable for securities purchased	21,628,197
Payable for fund shares redeemed	1,825,245
Distribution payable	983,474
Variation margin due to brokers on futures contracts	11,516
Investment management fees payable	347,346
Other accrued expenses	286,467
Distribution fees payable to affiliates	155,213
Other affiliates payable	21,463
Trustees’ fees and expenses payable	1,615

Total liabilities	25,260,536

Total Net Assets	$667,103,047

Net Assets Consist of:
Paid-in capital	$662,172,569
Distributions in excess of net investment income	(47,495)
Accumulated net realized loss on investments	(13,350,862)
Net unrealized appreciation of investments	18,328,835

Total Net Assets	$667,103,047

22

Net Asset Value
Class A:
Net assets	$327,087,787
Shares of beneficial interest outstanding, unlimited authorization, no par	74,683,494
Net asset value per share	$4.38
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$4.59

Class B:
Net assets	$1,336,661
Shares of beneficial interest outstanding, unlimited authorization, no par	305,435
Net asset value per share	$4.38

Class C:
Net assets	$89,127,332
Shares of beneficial interest outstanding, unlimited authorization, no par	20,324,511
Net asset value per share	$4.39

Class R:
Net assets	$16,579,808
Shares of beneficial interest outstanding, unlimited authorization, no par	3,773,618
Net asset value per share	$4.39

Institutional Class:
Net assets	$232,971,459
Shares of beneficial interest outstanding, unlimited authorization, no par	53,201,433
Net asset value per share	$4.38

[1] Investments, at cost	$618,580,004
[2] Short-term investments, at cost	31,256,000

See accompanying notes, which are an integral part of the financial statements.

23

Statement of operations

Delaware High-Yield Opportunities Fund	Year ended July 31, 2014

Investment Income:
Interest	$42,761,155
Dividends	845,329
Securities lending income	1,312

43,607,796

Expenses:
Management fees	4,256,395
Distribution expenses – Class A	857,944
Distribution expenses – Class B	21,517
Distribution expenses – Class C	892,708
Distribution expenses – Class R	88,301
Dividend disbursing and transfer agent fees and expenses	865,123
Accounting and administration expenses	238,366
Registration fees	100,042
Reports and statements to shareholders	95,431
Legal fees	50,309
Audit and tax	38,859
Trustees’ fees and expenses	33,211
Custodian fees	26,510
Other	38,352

7,603,068
Less expenses waived or absorbed	(332,533)
Less waived distribution expenses – Class B	(7,968)
Less waived distribution expenses – Class R	(2,748)
Less expense paid indirectly	(530)

Total operating expenses	7,259,289

Net Investment Income	36,348,507

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,771,249
Foreign currencies	(69)
Futures contracts	(292,868)

Net realized gain	24,478,312

Net change in unrealized appreciation (depreciation) of:
Investments	(6,346,090)
Futures contracts	159,523

Net change in unrealized appreciation (depreciation)	(6,186,567)

Net Realized and Unrealized Gain	18,291,745

Net Increase in Net Assets Resulting from Operations	$54,640,252

See accompanying notes, which are an integral part of the financial statements.

24

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Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year ended
	7/31/14	7/31/13

Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,348,507	$40,701,651
Net realized gain	24,478,312	16,031,890
Net change in unrealized appreciation (depreciation)	(6,186,567)	9,450,884

Net increase in net assets resulting from operations	54,640,252	66,184,425

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(19,186,735)	(22,225,652)
Class B	(116,680)	(236,396)
Class C	(4,447,360)	(4,808,103)
Class R	(940,613)	(1,048,483)
Institutional Class	(13,367,446)	(14,414,914)

	(38,058,834)	(42,733,548)

Capital Share Transactions:
Proceeds from shares sold:
Class A	64,495,340	100,442,940
Class B	141,341	53,889
Class C	19,163,904	33,347,243
Class R	8,377,323	9,929,150
Institutional Class	121,384,209	134,663,231

Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	16,872,329	18,537,337
Class B	101,244	201,053
Class C	3,902,900	3,715,104
Class R	943,364	1,034,141
Institutional Class	12,444,422	12,921,740

	247,826,376	314,845,828

26

	Year ended
	7/31/14	7/31/13

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(91,212,111)	$(114,548,745)
Class B	(1,837,699)	(2,502,603)
Class C	(21,717,606)	(20,002,599)
Class R	(9,678,702)	(9,639,055)
Institutional Class	(106,622,211)	(140,874,021)

	(231,068,329)	(287,567,023)

Increase in net assets derived from capital share transactions	16,758,047	27,278,805

Net Increase in Net Assets	33,339,465	50,729,682

Net Assets:
Beginning of year	633,763,582	583,033,900

End of year	$667,103,047	$633,763,582

Undistributed (distributions in excess of) net investment income	$(47,495)	$717,510

See accompanying notes, which are an integral part of the financial statements.

27

Financial highlights

Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10

$4.270	$4.110	$4.200	$3.980	$3.560

0.238	0.271	0.308	0.315	0.356
0.121	0.173	(0.090)	0.231	0.412

0.359	0.444	0.218	0.546	0.768

(0.249)	(0.284)	(0.308)	(0.326)	(0.348)

(0.249)	(0.284)	(0.308)	(0.326)	(0.348)

$4.380	$4.270	$4.110	$4.200	$3.980

8.59%	11.02%	5.73%	14.11%	22.30%

$327,088	$328,534	$311,859	$306,304	$335,684
1.07%	1.11%	1.11%	1.11%	1.11%

1.12%	1.16%	1.18%	1.20%	1.25%
5.46%	6.33%	7.71%	7.60%	9.25%

5.41%	6.28%	7.64%	7.51%	9.11%
105%	88%	61%	115%	141%

29

Financial highlights

Delaware High-Yield Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10

$4.270	$4.110	$4.190	$3.980	$3.560

0.221	0.241	0.280	0.286	0.329
0.124	0.173	(0.080)	0.221	0.412

0.345	0.414	0.200	0.507	0.741

(0.235)	(0.254)	(0.280)	(0.297)	(0.321)

(0.235)	(0.254)	(0.280)	(0.297)	(0.321)

$4.380	$4.270	$4.110	$4.190	$3.980

8.25%	10.25%	5.24%	13.06%	21.46%

$1,337	$2,868	$4,924	$7,527	$10,143
1.44%	1.81%	1.81%	1.81%	1.81%

1.86%	1.86%	1.88%	1.90%	1.95%
5.09%	5.63%	7.01%	6.90%	8.55%

4.67%	5.58%	6.94%	6.81%	8.41%
105%	88%	61%	115%	141%

31

Financial highlights

Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10

$4.280	$4.120	$4.200	$3.990	$3.560

0.206	0.241	0.280	0.287	0.329
0.121	0.173	(0.080)	0.221	0.422

0.327	0.414	0.200	0.508	0.751

(0.217)	(0.254)	(0.280)	(0.298)	(0.321)

(0.217)	(0.254)	(0.280)	(0.298)	(0.321)

$4.390	$4.280	$4.120	$4.200	$3.990

7.79%	10.23%	5.24%	13.04%	21.75%

$89,127	$85,574	$65,771	$53,151	$36,060
1.81%	1.81%	1.81%	1.81%	1.81%

1.86%	1.86%	1.88%	1.90%	1.95%
4.72%	5.63%	7.01%	6.90%	8.55%

4.67%	5.58%	6.94%	6.81%	8.41%
105%	88%	61%	115%	141%

33

Financial highlights

Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$4.290	$4.120	$4.210	$3.990	$3.570

0.228	0.263	0.301	0.308	0.349
0.111	0.183	(0.090)	0.231	0.412

0.339	0.446	0.211	0.539	0.761

(0.239)	(0.276)	(0.301)	(0.319)	(0.341)

(0.239)	(0.276)	(0.301)	(0.319)	(0.341)

$4.390	$4.290	$4.120	$4.210	$3.990

8.08%	11.05%	5.51%	13.87%	22.01%

$16,580	$16,506	$14,637	$19,046	$14,708
1.31%	1.31%	1.31%	1.31%	1.31%

1.38%	1.46%	1.48%	1.50%	1.55%
5.22%	6.13%	7.51%	7.40%	9.05%

5.15%	5.98%	7.34%	7.21%	8.81%
105%	88%	61%	115%	141%

35

Financial highlights

Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$4.270	$4.110	$4.200	$3.980	$3.560

0.249	0.284	0.320	0.328	0.367
0.121	0.173	(0.090)	0.231	0.412

0.370	0.457	0.230	0.559	0.779

(0.260)	(0.297)	(0.320)	(0.339)	(0.359)

(0.260)	(0.297)	(0.320)	(0.339)	(0.359)

$4.380	$4.270	$4.110	$4.200	$3.980

8.87%	11.34%	6.03%	14.45%	22.65%

$232,971	$200,282	$185,843	$122,855	$59,831
0.81%	0.81%	0.81%	0.81%	0.81%

0.86%	0.86%	0.88%	0.90%	0.95%
5.72%	6.63%	8.01%	7.90%	9.55%

5.67%	6.58%	7.94%	7.81%	9.41%
105%	88%	61%	115%	141%

37

Notes to financial statements

Delaware High-Yield Opportunities Fund	July 31, 2014

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Core Bond Fund, Delaware Corporate Bond Fund, Delaware Diversified Floating Rate Fund, Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B,* Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.* Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

*See Note 14.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

38

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2011–July 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included under “Net realized and unrealized gain or loss on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

39

Notes to financial statements

Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized and accreted to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended July 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” and with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2014, the Fund earned $530 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 0.81% of average daily net assets of the Fund from Aug. 1, 2013 through July 31, 2014.** This waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and

40

0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended July 31, 2014, the Fund was charged $32,179 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2014, the amount charged by DSC was $146,316. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit Class B shares 12b-1 fees from Jan. 2, 2014 through July 31, 2014*** to no more than 0.25% of its average daily net assets. Prior to Jan. 2, 2014, there was no waiver. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2014, the Fund was charged $19,129 for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2014, DDLP earned $40,093 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2014, DDLP received gross CDSC commissions of $3,925 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

** The contractual waiver period is Nov. 28, 2012 through Nov. 28, 2014.

*** The contractual waiver period is Jan. 2, 2014 through Nov. 27, 2015.

41

Notes to financial statements

Delaware High-Yield Opportunities Fund

3. Investments

For the year ended July 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$664,056,394
Sales	664,125,858

At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$650,329,072

Aggregate unrealized appreciation	$21,712,839
Aggregate unrealized depreciation	(4,036,595)

Net unrealized appreciation	$17,676,244

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of

42

securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$547,248,335	$—	$547,248,335
Senior Secured Loans	—	62,238,710	—	62,238,710
Common Stock	7,968,128	—	—	7,968,128
Convertible Preferred Stock[1]	4,610,883	2,878,100	—	7,488,983
Preferred Stock[1]	5,105,160	6,700,000	—	11,805,160
Short-Term Investments	—	31,256,000	—	31,256,000

Total	$17,684,171	$650,321,145	$—	$668,005,316

Futures Contracts	159,523	—	—	159,523

[1]	Security type is valued across multiple levels . The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of this security type for the Fund. Level 1 investments represent exchange-traded investments while Level 2 investments represent investments with observable inputs.

	Level 1	Level 2	Total
Convertible Preferred Stock	61.57%	38.43%	100.00%
Preferred Stock	43.25%	56.75%	100.00%

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 investments in the table.

During the year ended July 31, 2014, there were no transfers between Level 1 investments,

Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

43

Notes to financial statements

Delaware High-Yield Opportunities Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2014 and 2013 was as follows:

	Year ended
	7/31/14	7/31/13
Ordinary income	$38,058,834	$42,733,548

5. Components of Net Assets on a Tax Basis

As of July 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$662,172,569
Undistributed ordinary income	959,631
Distributions payable	(983,474)
Capital loss carryforwards	(12,721,923)
Unrealized appreciation	17,676,244

Net assets	$667,103,047

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of trust preferred securities, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2014, the Fund recorded the following reclassifications:

Undistributed net investment income	$945,322
Accumulated net realized loss	(945,322)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $23,598,496 was utilized in 2014. Capital loss carryforwards remaining at July 31, 2014, will expire as follows: $12,721,923 expires in 2017. The use of these losses is subject to an annual limitation in accordance with the internal revenue code.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their

44

character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/14	7/31/13
Shares sold:
Class A	14,869,852	23,531,258
Class B	33,151	12,796
Class C	4,409,653	7,829,884
Class R	1,918,422	2,323,708
Institutional Class	27,875,764	31,559,302

Shares issued upon reinvestment of dividends and distributions:
Class A	3,872,568	4,341,317
Class B	23,306	47,237
Class C	894,654	868,111
Class R	215,954	241,574
Institutional Class	2,855,148	3,024,352

	56,968,472	73,779,539

Shares redeemed:
Class A	(20,954,399)	(26,810,804)
Class B	(422,589)	(586,314)
Class C	(4,983,086)	(4,667,614)
Class R	(2,212,101)	(2,262,507)
Institutional Class	(24,406,146)	(32,898,698)

	(52,978,321)	(67,225,937)

Net increase	3,990,151	6,553,602

For the years ended July 31, 2014 and 2013, 124,981 Class B shares were converted to 125,186 Class A shares valued at $546,648 and 164,506 Class B shares were converted to 164,750 Class A shares valued at $704,709, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants

45

Notes to financial statements

Delaware High-Yield Opportunities Fund

7. Line of Credit (continued)

were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement will expire on Nov. 10, 2014.

The Fund had no amounts outstanding as of July 31, 2014, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $147,000 cash collateral for open futures contracts, which is presented under “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

46

Fair values of derivative instruments as of July 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts*	$159,523	Variation margin payable on futures contracts	$—

*Includes cumulative appreciation or depreciation of futures contracts from the date the contracts are opened through July 31, 2014. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2014 was as follows:

	Net Realized Loss on:
	Financial
	Futures
	Contracts	Total
Interest rate contracts	$(292,868)	$(292,868)
	Net Change in Unrealized Appreciation of:
	Financial
	Futures
	Contracts	Total
Interest rate contracts	$159,523	$159,523

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2014.

	Long Derivative		Short Derivative
	Volume		Volume
Futures contracts (average notional value)	USD	—	USD10,184,727

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

47

Notes to financial statements

Delaware High-Yield Opportunities Fund

9. Offsetting (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At July 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-Cash	Cash Collateral
Counterparty	Agreements	Collateral Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$9,754,910	$(9,754,910)	$—	$—
Bank of Montreal	3,251,637	(3,251,637)	—	—
BNP Paribas	18,249,453	(18,249,453)	—	—

Total	$31,256,000	$(31,256,000)	$—	$—

(a) Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the

48

collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the Fund had no securities on loan.

11. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally

49

Notes to financial statements

Delaware High-Yield Opportunities Fund

11. Credit and Market Risk (continued)

recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2014, no securities held by the Fund have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Schedule of investments.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

50

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

51

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds

and the Shareholders of Delaware High-Yield Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group® Income Funds, hereinafter referred to as the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 19, 2014

52

Other Fund information (Unaudited)

Delaware High-Yield Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)*	100.00%
(B) Qualifying dividends[1]	2.42%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended July 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum amount of 2.56% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

For the fiscal year ended July 31, 2014, certain dividends paid by the Fund has been determined to be interest-related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended July 31, 2014, the Fund has reported maximum distributions as follows:

Qualified Interest Income.	$36,142,123

53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

54

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

55

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

57

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

58

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

59

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	70	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

61

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments ®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Secasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ
Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

62

Annual report

Fixed income mutual fund

Delaware Core Bond Fund

July 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Core Bond Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Core Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of July 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Core Bond Fund	August 12, 2014

Performance preview (for the year ended July 31, 2014)
Delaware Core Bond Fund (Class A shares)	1-year return	+3.50%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+3.97%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Core Bond Fund, please see the table on page 4. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Several economic factors had an effect on bond markets during the Fund’s fiscal year ended July 31, 2014. Economic growth was a mixed bag as 2013 gains were essentially erased by a series of persistent weather storms that swept across North America during the first three months of 2014. However, according to estimates released in late July, gross domestic product growth recovered somewhat toward the end of spring and into early summer (source: U.S. Commerce Department).

In late 2013, the U.S. Federal Reserve announced it would begin reducing its $85 billion per month quantitative easing (QE3) strategy, along with a series of steps to complete the cycle by late 2014. In 2014, under the direction of newly appointed Fed Chair Janet Yellen, the Fed reduced its purchase of U.S. Treasurys and mortgage-backed securities (MBS) by $10 billion on several occasions. Short-term rates responded to the shift in Fed policy with volatility. The 2-year to 10-year portion of the Treasury curve flattened by 35 basis points in the first quarter of 2014 and then by another 23 basis points in the second. (One basis point equals one one-hundredth of a percentage point.) Toward the end of the Fund’s fiscal year, yields decreased on longer maturities, particularly with regard to 10- to 30-year Treasurys. (Source: Bloomberg.)

1

Portfolio management review

Delaware Core Bond Fund

While the U.S. economy has chugged along near a sluggish 2% growth level for the past several years, euro-zone growth has been almost nonexistent. Despite recent rebounds within several European Union (EU) financial markets, there continue to be concerns about potential deflationary pressures within the single-currency bloc.

Geopolitical tensions in Ukraine, Iraq, and Gaza added to an already fragile economic environment as the market carefully watched broad investor confidence levels for a potential effect on economic growth. Increasing conflicts in the Middle East added to concerns about increasing global oil prices. Meanwhile, the EU sought to reduce energy dependence on imports (particularly from Russia) which threatened to halt gas supplies to Ukraine. Further, global economic uncertainty was enhanced by an unpredictable Chinese growth cycle that was on-again, off-again throughout the fiscal year.

Fund performance

For the fiscal year ended July 31, 2014, Delaware Core Bond Fund (Class A shares) returned +3.50% at net asset value and -1.14% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Fund’s benchmark, the Barclays U.S. Aggregate Index, returned +3.97%. For complete, annualized performance for Delaware Core Bond Fund, please see the table on page 4.

Throughout the fiscal year, mortgage-backed securities (MBS) became increasingly unpredictable, particularly with regard to lower-coupon holdings. The Fund held an average coupon that was lower than that of the benchmark, which increased the Fund’s sensitivity to interest rate volatility. We transitioned midyear by rotating into what we viewed as a better blend of mid-coupon mortgages that have lower sensitivity characteristics. Even so, when looked at over the duration of the entire period, MBS detracted from the Fund’s overall performance.

Regarding positive effects, we were able to capitalize on healthy performance within the investment grade corporate bond arena. Not only did the Fund hold an overweight position relative to the benchmark, it also gained additional benefit from strong security selection, particularly among issues rated BBB (the lowest-rated credit quality available within the investment grade universe).

Furthermore, U.S. Treasury securities experienced mediocre gains overall during the fiscal year. Within the portfolio, the Fund benefited somewhat from its coupon maturity selection within the sector. Even so, we saw more positive effects from the Fund’s relative underweight position, which allowed us to capitalize on healthier gains found within the corporate bond sector. During the fiscal year, the Fund’s allocation to Treasury securities remained fairly consistent, starting the year at 22.0% and ending at 22.7%.

Excess return within the investment grade sector was driven primarily by the Fund’s holdings in the industrials and financials sectors. The Fund’s investment strategy is to build a highly diversified portfolio, particularly with regard to nongovernment securities. We research individual corporate securities and seek those that have what we perceive to be an improving credit story or have positive inherent value.

That said, BBB-rated securities represented the strongest source of gains within the Fund’s portfolio and within the benchmark. The Fund’s substantial sector overweight helped boost relative returns. Throughout the fiscal year, we substantially increased the Fund’s exposure to investment grade corporate bonds from a beginning weight of 30% to a composition of 39% at the end of the fiscal year. While we recognize that yields aren’t quite as attractive as they were several years ago, we continue to be comfortable

2

with the credit characteristics of the issues that we currently own. At the time of this writing, we view these holdings as the most attractive value opportunity within the framework of a high-quality bond portfolio. However, we feel it’s worth mentioning that the Fund’s relative position was based on bottom-up (bond by bond) fundamental research. It was not a macro level decision.

On an individual level, each of our corporate holdings represents a small percentage of overall portfolio composition. Even so, it’s worth mentioning a few names that contributed to performance. Our continued emphasis on high-quality banks like BB&T and on regional banks like Fifth Third Bank helped boost absolute gains during the fiscal year. Within the industrials segment, we saw additional excess return from our significant participation in the Verizon Communications record-setting $49 billion new bond issue that took place in September 2013.

The most prominent performance detractor for the year came from the mortgage sector. MBS are inherently unpredictable as payments are dependent upon the punctuality and prepayment strategies of borrowers. Going forward, we believe the extra yield that can be associated with these issues will not compensate for increased uncertainty. During the period, we significantly reduced the Fund’s exposure to these securities from 36% to 27%.

During the period, the Fund’s allocation to asset-backed securities remained fairly consistent, starting the year at 8.3% and ending at 8.3%. Likewise, commercial mortgage-backed securities remained a small percentage of the overall portfolio. These holdings made up 1.9% of composition at the beginning of the period and ended at 1.9%.

The performance of the Fund’s commercial mortgage-backed securities was in line with benchmark returns. The asset-backed securities position was primarily invested in floating rate securities and these performed well relative to other short duration instruments in the benchmark.

A word on derivatives

During the period, the Fund invested in derivatives, particularly financial futures. Treasury futures were used to hedge the overall interest rate risk of the portfolio. However, the aggregate positions did not have a material effect on absolute or relative performance.

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Performance summary
Delaware Core Bond Fund	July 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1, [2]	Average annual total returns through July 31, 2014

	1 year	5 years	10 years	Lifetime

Class A (Est. March 12, 1996)
Excluding sales charge	+3.50%	+4.42%	+4.59%	n/a
Including sales charge	-1.14%	+3.47%	+4.11%	n/a

Class C (Est. Sept. 30, 2009)
Excluding sales charge	+2.72%	n/a	n/a	+3.22%
Including sales charge	+1.72%	n/a	n/a	+3.22%

Class R (Est. Sept. 30, 2009)
Excluding sales charge	+3.26%	n/a	n/a	+3.71%
Including sales charge	+3.26%	n/a	n/a	+3.71%

Institutional Class (Est. Sept. 30, 2009)
Excluding sales charge	+3.74%	n/a	n/a	+4.38%
Including sales charge	+3.74%	n/a	n/a	+4.38%

Barclays U.S. Aggregate Index	+3.97%	+4.47%	+4.80%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Core Bond Fund is the successor to The Intermediate Fixed Income Portfolio of the Delaware Pooled® Trust pursuant to the reorganization (Reorganization) of The Intermediate Fixed Income Portfolio into the Fund. Prior to the Reorganization, the Fund had no investment operations. Accordingly, for periods before Sept. 30, 2009, the performance information shown above that includes data from that period and on pages 4 and 7 is historical information for The Intermediate Fixed Income

Portfolio. The Intermediate Fixed Income Portfolio had the same investment objective and a similar investment strategy as the Fund, and was managed by the same portfolio managers. Because the Fund’s fees and expenses are higher than those of The Intermediate Fixed Income Portfolio, the Fund’s performance would have been lower than that shown for relevant periods in this report.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

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Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Nov. 28, 2012 through Sept. 30, 2013. Performance for Class A shares, excluding sale charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% of average daily net assets from Nov. 28, 2012 through Sept. 30, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph on page 7 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

5

Performance summary

Delaware Core Bond Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.65% of the Fund’s average daily net assets during the period from Aug. 1, 2013, through July 31, 2014.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.39%	2.14%	1.64%	1.14%
Net expenses (including fee waivers, if any)	0.90%	1.65%	1.15%	0.65%
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The contractual waiver period is from Nov. 28, 2012 through Nov. 28, 2014.

6

Performance of a $10,000 investment1

Average annual total returns from July 31, 2004, through July 31, 2014

For period beginning July 31, 2004, through July 31, 2014	Starting value	Ending value
Barclays U.S. Aggregate Index	$10,000	$15,987
Delaware Core Bond Fund — Class A shares	$9,550	$14,962

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on July 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The table also assumes $10,000 invested in the

Barclays U.S. Aggregate Index as of

July 31, 2004. The Barclays U.S. Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPFIX	245908710
Class C	DCBCX	245908694
Class R	DEBRX	245908686
Institutional Class	DCBIX	245908678

7

Disclosure of Fund expenses

For the six-month period from February 1, 2014 to July 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2014 to July 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

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Delaware Core Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/14	Ending Account Value 7/31/14	Annualized Expense Ratio	Expenses Paid During Period 2/1/14 to 7/31/14*

Actual Fund return†
Class A	$1,000.00	$1,020.80	0.90%	$4.51
Class C	1,000.00	1,016.90	1.65%	8.25
Class R	1,000.00	1,018.70	1.15%	5.76
Institutional Class	1,000.00	1,022.00	0.65%	3.26

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.33	0.90%	$4.51
Class C	1,000.00	1,016.61	1.65%	8.25
Class R	1,000.00	1,019.09	1.15%	5.76
Institutional Class	1,000.00	1,021.57	0.65%	3.26

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

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Security type / sector allocation
Delaware Core Bond Fund	As of July 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.11%

Agency Collateralized Mortgage Obligations	4.36%

Agency Mortgage-Backed Securities	23.38%

Commercial Mortgage-Backed Securities	1.88%

Corporate Bonds	38.87%
Banking	5.76%
Basic Industry	3.03%
Brokerage	0.70%
Capital Goods	0.68%
Communications	4.58%
Consumer Cyclical	2.50%
Consumer Non-Cyclical	3.27%
Electric	4.29%
Energy	4.58%
Financials	2.49%
Insurance	2.67%
Real Estate	1.11%
Technology	2.47%
Transportation	0.74%

Non-Agency Asset-Backed Securities	8.17%

U.S. Treasury Obligations	22.74%

Preferred Stock	0.18%

Short-Term Investments	13.22%

Total Value of Securities	112.91%

Liabilities Net of Receivables and Other Assets	(12.91%)

Total Net Assets	100.00%

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Schedule of investments
Delaware Core Bond Fund	July 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.11%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	11,004	$11,991
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	3,439	3,597
Fannie Mae Whole Loan REMIC Trust
Series 2002-W11 AV1 0.495% 11/25/32 —	688	629

Total Agency Asset-Backed Securities (cost $15,033)		16,217

Agency Collateralized Mortgage Obligations – 4.36%

Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	22,690	24,849
Series 2006-105 ME 5.50% 11/25/36	235,000	265,078
Series 2010-35 AB 5.00% 11/25/49	29,046	31,050
Series 2010-116 Z 4.00% 10/25/40	40,790	42,805
Series 2011-134 PA 4.00% 9/25/40	23,052	24,237
Series 2012-19 HB 4.00% 1/25/42	47,203	48,748
Fannie Mae Whole Loan
Series 2003-W15 2A7 5.55% 8/25/43	12,337	13,092
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	19,545	22,092
Series 3027 DE 5.00% 9/15/25	24,656	26,843
Series 3656 PM 5.00% 4/15/40	10,000	11,019
Series 3800 AF 0.652% 2/15/41 —	59,113	59,385
GNMA
Series 2010-113 KE 4.50% 9/20/40	50,000	53,702
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	20,000	20,674
Vendee Mortgage Trust
Series 2000-1 1A 6.472% 1/15/30 —	14,933	16,901

Total Agency Collateralized Mortgage Obligations (cost $655,218)		660,475

Agency Mortgage-Backed Securities – 23.38%

Fannie Mae
5.50% 1/1/36	8,977	10,018
5.50% 8/1/37	8,098	9,067
Fannie Mae ARM
2.149% 8/1/34 —	15,112	15,946
2.271% 12/1/33 —	11,430	12,059
2.415% 5/1/43 —	10,983	10,909
2.546% 6/1/43 —	3,992	3,991
3.279% 3/1/44 —	14,924	15,418
3.296% 9/1/43 —	13,291	13,656

11

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae Relocation 30 yr
5.00% 1/1/34	579	$632
Fannie Mae S.F. 15 yr
2.50% 7/1/27	2,081	2,096
2.50% 2/1/28	51,299	51,698
2.50% 5/1/28	4,392	4,435
3.00% 11/1/27	1,725	1,782
3.50% 7/1/26	14,836	15,662
4.00% 6/1/25	22,189	23,734
4.00% 11/1/25	91,390	97,808
4.00% 12/1/26	10,041	10,709
4.00% 5/1/27	20,960	22,427
4.50% 4/1/18	1,185	1,252
4.50% 10/1/24	1,788	1,908
4.50% 2/1/25	1,273	1,358
4.50% 7/1/25	774	825
5.00% 12/1/20	1,286	1,381
5.00% 6/1/23	2,221	2,409
6.00% 12/1/20	1,381	1,459
Fannie Mae S.F. 15 yr TBA
2.50% 8/1/29	176,000	177,067
3.00% 8/1/29	175,000	180,414
3.50% 8/1/29	79,000	83,257
Fannie Mae S.F. 20 yr
3.00% 8/1/33	5,661	5,732
3.00% 8/1/34	4,000	4,040
3.50% 9/1/33	7,595	7,875
4.00% 1/1/31	1,785	1,904
4.00% 2/1/31	7,585	8,087
5.00% 11/1/23	1,034	1,140
5.50% 8/1/28	13,984	15,549
5.50% 12/1/29	1,790	1,990
6.00% 12/1/21	733	823
6.00% 9/1/29	6,562	7,424
Fannie Mae S.F. 30 yr
3.00% 7/1/42	23,611	23,220
3.00% 10/1/42	143,052	140,683
3.00% 12/1/42	24,484	24,075
3.00% 1/1/43	58,534	57,526
3.00% 2/1/43	4,626	4,547
3.00% 4/1/43	31,435	30,881
3.00% 5/1/43	26,120	25,652
3.50% 1/1/43	28,962	29,538

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	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.00% 7/1/41	37,035	$39,062
4.00% 8/1/43	4,705	4,962
4.50% 7/1/36	4,608	4,962
4.50% 11/1/40	13,869	14,968
4.50% 3/1/41	30,862	33,313
4.50% 4/1/41	20,093	21,695
4.50% 10/1/41	19,704	21,273
4.50% 11/1/41	16,580	17,902
4.50% 12/1/43	2,817	3,039
4.50% 5/1/44	10,969	11,836
5.00% 2/1/35	66,404	73,391
5.00% 7/1/35	4,501	4,972
5.00% 10/1/35	10,159	11,223
5.00% 11/1/35	3,184	3,520
5.00% 8/1/37	7,186	7,943
5.00% 2/1/38	2,909	3,213
5.50% 12/1/32	596	667
5.50% 2/1/33	8,266	9,254
5.50% 11/1/34	3,050	3,417
5.50% 2/1/35	7,957	8,967
5.50% 3/1/35	1,808	2,018
5.50% 7/1/36	848	949
5.50% 2/1/37	8,673	9,618
5.50% 2/1/38	3,335	3,730
5.50% 9/1/38	9,905	11,049
5.50% 10/1/39	28,847	31,940
6.00% 6/1/36	865	975
6.00% 8/1/37	8,384	9,443
6.00% 9/1/37	1,412	1,591
6.00% 11/1/37	1,259	1,418
6.00% 5/1/38	13,142	14,771
6.00% 7/1/38	399	448
6.00% 10/1/38	12,250	13,740
6.00% 12/1/38	8,862	9,999
6.00% 1/1/39	5,813	6,536
6.00% 9/1/39	48,820	54,837
6.00% 3/1/40	1,152	1,293
7.50% 12/1/32	4,230	4,617
9.50% 4/1/18	283	309
Fannie Mae S.F. 30 yr TBA
3.00% 10/1/44	413,000	402,452
3.50% 8/1/44	114,000	116,150

13

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr TBA
3.50% 9/1/44	62,000	$62,990
4.00% 8/1/44	150,000	157,707
4.00% 9/1/44	327,000	342,830
4.50% 8/1/44	95,000	102,283
4.50% 9/1/44	226,000	242,770
5.00% 10/1/44	22,000	24,152
5.50% 9/1/44	45,000	49,835
Freddie Mac ARM
2.252% 7/1/36 —	3,329	3,555
2.35% 4/1/33 —	3,191	3,228
2.433% 4/1/34 —	2,215	2,368
2.527% 1/1/44 —	31,638	32,252
4.883% 8/1/38 —	66,815	70,547
Freddie Mac Relocation 15 yr
3.50% 10/1/18	760	773
Freddie Mac S.F. 15 yr
4.00% 8/1/25	6,897	7,360
4.50% 8/1/24	9,700	10,405
4.50% 7/1/25	1,989	2,130
4.50% 6/1/26	4,429	4,730
5.00% 4/1/20	3,795	4,049
5.50% 6/1/20	1,211	1,295
Freddie Mac S.F. 20 yr
3.50% 1/1/34	14,422	14,903
Freddie Mac S.F. 30 yr
3.00% 10/1/42	10,297	10,126
3.00% 11/1/42	14,226	14,015
4.50% 10/1/39	7,261	7,812
4.50% 3/1/42	62,788	67,568
5.50% 12/1/34	1,131	1,268
5.50% 6/1/36	834	927
5.50% 11/1/36	2,068	2,294
5.50% 6/1/38	1,272	1,406
5.50% 3/1/40	4,088	4,514
5.50% 8/1/40	45,033	49,731
5.50% 1/1/41	5,890	6,505
6.00% 2/1/36	2,377	2,688
6.00% 1/1/38	1,548	1,735
6.00% 6/1/38	4,253	4,770
6.00% 8/1/38	54,535	61,592
GNMA I S.F. 30 yr
5.00% 6/15/40	2,269	2,493

14

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA I S.F. 30 yr
7.50% 2/15/32	1,557	$1,866

Total Agency Mortgage-Backed Securities (cost $3,435,221)		3,542,997

Commercial Mortgage-Backed Securities – 1.88%

Banc of America Commercial Mortgage Trust
Series 2007-4 AM 5.822% 2/10/51 —	10,000	11,118
Citigroup Commercial Mortgage Trust
Series 2014-GC23 AS 3.863% 7/10/47	10,000	10,299
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.463% 2/15/39 —	3,731	3,769
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.615% 11/25/49 #—	20,000	21,450
Series 2012-K708 B 144A 3.759% 2/25/45 #—	30,000	31,075
Series 2013-K712 B 144A 3.368% 5/25/45 #—	50,000	50,643
Series 2013-K713 B 144A 3.165% 4/25/46 #—	25,000	24,930
Goldman Sachs Mortgage Securities II
Series 2006-GG6 A4 5.553% 4/10/38 —	25,000	26,194
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21 AS 3.997% 8/15/47	10,000	10,242
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.477% 8/12/37 —	10,000	10,733
Series 2005-LDP5 D 5.392% 12/15/44 —	10,000	10,385
Series 2006-LDP8 AM 5.44% 5/15/45	25,000	26,976
Series 2011-C5 A3 4.171% 8/15/46	20,000	21,583
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 —	25,000	26,039

Total Commercial Mortgage-Backed Securities (cost $286,000)		285,436

Corporate Bonds – 38.87%

Banking – 5.76%
Abbey National Treasury Services 3.05% 8/23/18	20,000	20,788
Bank of America 4.00% 4/1/24	40,000	40,637
Bank of New York Mellon 3.40% 5/15/24	40,000	40,259
BB&T
5.20% 12/23/15	30,000	31,768
5.25% 11/1/19	101,000	114,070
Citigroup 4.00% 8/5/24	20,000	19,691
City National 5.25% 9/15/20	15,000	16,732
Fifth Third Bancorp 4.30% 1/16/24	15,000	15,633
Goldman Sachs Group 3.85% 7/8/24	10,000	9,966
JPMorgan Chase
4.85% 2/1/44	20,000	20,979

15

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
JPMorgan Chase
6.75% 8/29/49 —	35,000	$37,537
Morgan Stanley
2.375% 7/23/19	15,000	14,891
5.00% 11/24/25	65,000	69,329
Northern Trust 3.95% 10/30/25	45,000	46,798
PNC Financial Services Group 3.90% 4/29/24	10,000	10,127
Santander Holdings USA 4.625% 4/19/16	20,000	21,204
State Street 3.10% 5/15/23	15,000	14,738
SunTrust Banks 3.60% 4/15/16	20,000	20,919
SVB Financial Group 5.375% 9/15/20	50,000	56,256
US Bancorp
3.15% 3/4/15	55,000	55,894
3.70% 1/30/24	35,000	36,178
Wells Fargo
4.10% 6/3/26	50,000	50,507
5.90% 12/29/49 —	30,000	31,410
Zions Bancorp 7.75% 9/23/14	75,000	75,747

		872,058

Basic Industry – 3.03%
CF Industries
5.15% 3/15/34	10,000	10,642
6.875% 5/1/18	75,000	87,481
Eastman Chemical 4.65% 10/15/44	35,000	34,679
Georgia-Pacific 8.00% 1/15/24	45,000	60,556
International Paper
3.65% 6/15/24	10,000	9,893
6.00% 11/15/41	15,000	17,527
7.50% 8/15/21	10,000	12,657
Lubrizol 5.50% 10/1/14	15,000	15,124
Monsanto 4.40% 7/15/44	50,000	50,105
Mosaic 5.625% 11/15/43	45,000	50,786
Plains Exploration & Production 6.50% 11/15/20	9,000	10,035
Rio Tinto Finance U.S.A 3.50% 11/2/20	25,000	26,066
Rock-Tenn
3.50% 3/1/20	15,000	15,346
4.00% 3/1/23	10,000	10,213
Weyerhaeuser 4.625% 9/15/23	30,000	32,258
Yamana Gold 144A 4.95% 7/15/24 #	15,000	15,033

		458,401

16

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Brokerage – 0.70%
Jefferies Group
5.125% 1/20/23	20,000	$21,377
6.45% 6/8/27	15,000	16,969
6.50% 1/20/43	10,000	11,309
Lazard Group 6.85% 6/15/17	50,000	56,815

		106,470

Capital Goods – 0.68%
Caterpillar
3.40% 5/15/24	15,000	15,108
4.30% 5/15/44	25,000	25,135
Crane
2.75% 12/15/18	5,000	5,092
4.45% 12/15/23	20,000	21,007
Ingersoll-Rand Global Holding 4.25% 6/15/23	30,000	31,663
URS 3.85% 4/1/17	5,000	5,184

		103,189

Communications – 4.58%
American Tower Trust I
144A 1.551% 3/15/43 #	10,000	9,922
144A 3.07% 3/15/23 #	30,000	29,516
AT&T 4.80% 6/15/44	65,000	66,117
CC Holdings GS V 3.849% 4/15/23	10,000	9,983
Crown Castle Towers 144A 4.883% 8/15/20 #	65,000	72,001
DIRECTV Holdings
4.45% 4/1/24	40,000	41,980
5.15% 3/15/42	5,000	5,179
Historic TW 6.875% 6/15/18	85,000	100,385
SBA Tower Trust 144A 2.24% 4/16/18 #	25,000	24,772
SES 144A 3.60% 4/4/23 #	45,000	45,338
SES Global Americas Holdings 144A 5.30% 3/25/44 #	15,000	15,939
Telefonica Emisiones 6.421% 6/20/16	85,000	93,114
Time Warner Cable 8.25% 4/1/19	35,000	44,008
Verizon Communications
5.15% 9/15/23	50,000	55,436
6.40% 9/15/33	10,000	12,437
6.55% 9/15/43	25,000	31,511
Viacom 5.25% 4/1/44	35,000	36,848

		694,486

Consumer Cyclical – 2.50%
Bed Bath & Beyond
4.915% 8/1/34	15,000	15,165
5.165% 8/1/44	15,000	14,995

17

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Delphi 4.15% 3/15/24	20,000	$20,482
eBay 3.45% 8/1/24	35,000	34,675
Host Hotels & Resorts 3.75% 10/15/23	50,000	49,476
Hyundai Capital America 144A 2.55% 2/6/19 #	20,000	20,229
International Game Technology 5.35% 10/15/23	25,000	25,933
Magna International 3.625% 6/15/24	15,000	15,096
Marriott International 3.375% 10/15/20	15,000	15,460
QVC 4.375% 3/15/23	35,000	35,233
Signet UK Finance 4.70% 6/15/24	20,000	20,344
Target
2.30% 6/26/19	10,000	10,050
3.50% 7/1/24	10,000	10,057
TRW Automotive 144A 4.45% 12/1/23 #	40,000	40,800
Wyndham Worldwide 4.25% 3/1/22	50,000	51,007

		379,002

Consumer Non-Cyclical – 3.27%
Actavis Funding 144A 3.85% 6/15/24 #	40,000	39,995
Amgen 3.625% 5/22/24	65,000	65,255
Boston Scientific
2.65% 10/1/18	10,000	10,169
6.00% 1/15/20	25,000	28,970
CareFusion 6.375% 8/1/19	25,000	29,094
Celgene 3.95% 10/15/20	35,000	36,672
Express Scripts Holding
2.25% 6/15/19	10,000	9,910
3.50% 6/15/24	30,000	29,651
Forest Laboratories 144A 4.375% 2/1/19 #	10,000	10,735
Gilead Sciences 3.70% 4/1/24	25,000	25,678
McKesson 3.796% 3/15/24	35,000	35,608
PepsiCo 3.60% 3/1/24	50,000	51,394
Quest Diagnostics 2.70% 4/1/19	10,000	10,051
Thermo Fisher Scientific
2.40% 2/1/19	20,000	20,088
4.15% 2/1/24	10,000	10,393
Zimmer Holdings 4.625% 11/30/19	75,000	82,432

		496,095

Electric – 4.29%
Ameren Illinois 4.30% 7/1/44	50,000	50,444
American Transmission Systems 144A 5.25% 1/15/22 #	10,000	10,911
Berkshire Hathaway Energy 3.75% 11/15/23	55,000	56,470
Cleveland Electric Illuminating 5.50% 8/15/24	10,000	11,564
Electricite de France 144A 4.60% 1/27/20 #	35,000	38,794

18

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Entergy Arkansas 3.70% 6/1/24	5,000	$5,192
Entergy Louisiana 4.05% 9/1/23	35,000	37,111
Exelon Generation 4.25% 6/15/22	35,000	36,347
Great Plains Energy
4.85% 6/1/21	15,000	16,543
5.292% 6/15/22	15,000	17,130
Integrys Energy Group 6.11% 12/1/66 —	35,000	35,726
ITC Holdings 3.65% 6/15/24	10,000	9,966
LG&E & KU Energy
3.75% 11/15/20	25,000	26,165
4.375% 10/1/21	30,000	32,215
National Rural Utilities Cooperative Finance
4.75% 4/30/43 —	25,000	24,953
NextEra Energy Capital Holdings
2.40% 9/15/19	15,000	15,056
3.625% 6/15/23	10,000	10,071
Pennsylvania Electric 5.20% 4/1/20	50,000	55,011
PPL Electric Utilities 3.00% 9/15/21	20,000	20,371
Public Service New Hampshire 3.50% 11/1/23	15,000	15,441
SCANA 4.125% 2/1/22	10,000	10,381
Southwestern Electric Power 6.45% 1/15/19	45,000	52,776
Wisconsin Energy 6.25% 5/15/67 —	60,000	61,848

		650,486

Energy – 4.58%
Anadarko Petroleum 3.45% 7/15/24	15,000	14,886
Continental Resources 4.50% 4/15/23	45,000	48,024
El Paso Pipeline Partners Operating 4.30% 5/1/24	20,000	20,099
Energy Transfer Partners
5.15% 2/1/43	20,000	20,157
5.95% 10/1/43	40,000	44,621
9.70% 3/15/19	18,000	23,398
EnLink Midstream Partners 4.40% 4/1/24	30,000	31,421
Enterprise Products Operating 7.034% 1/15/68 —	20,000	22,793
Kinder Morgan Energy Partners 9.00% 2/1/19	50,000	63,544
NiSource Finance 6.125% 3/1/22	15,000	17,751
Petroleos Mexicanos 5.50% 1/21/21	20,000	22,206
Plains All American Pipeline 8.75% 5/1/19	45,000	57,535
Pride International 6.875% 8/15/20	80,000	96,333
Southern Natural Gas 4.40% 6/15/21	20,000	21,648
Statoil 2.90% 11/8/20	15,000	15,326
Sunoco Logistics Partners Operations 3.45% 1/15/23	25,000	24,441
Talisman Energy 5.50% 5/15/42	50,000	54,306

19

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
TransCanada PipeLines 6.35% 5/15/67 —	45,000	$47,003
Williams 4.55% 6/24/24	10,000	9,983
Woodside Finance 144A 8.75% 3/1/19 #	30,000	37,858

		693,333

Financials – 2.49%
General Electric Capital
3.45% 5/15/24	335,000	336,322
6.00% 8/7/19	35,000	41,160

		377,482

Insurance – 2.67%
Allstate 5.75% 8/15/53 —	20,000	21,550
American International Group 2.30% 7/16/19	30,000	29,845
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	56,217
Chubb 6.375% 3/29/67 —	35,000	38,763
Highmark
144A 4.75% 5/15/21 #	20,000	20,339
144A 6.125% 5/15/41 #	5,000	4,966
Liberty Mutual Group
144A 4.25% 6/15/23 #	25,000	25,755
144A 4.95% 5/1/22 #	5,000	5,441
MetLife 6.817% 8/15/18	110,000	130,305
Prudential Financial
5.625% 6/15/43 —	40,000	43,000
6.00% 12/1/17	25,000	28,432

		404,613

Real Estate – 1.11%
Alexandria Real Estate Equities
3.90% 6/15/23	5,000	4,970
4.50% 7/30/29	10,000	10,096
CBL & Associates 5.25% 12/1/23	15,000	16,025
Corporate Office Properties
3.60% 5/15/23	20,000	19,181
5.25% 2/15/24	10,000	10,696
Digital Realty Trust 5.875% 2/1/20	35,000	38,968
Excel Trust 4.625% 5/15/24	10,000	10,212
Healthcare Trust of America Holdings 3.375% 7/15/21	10,000	9,951
Regency Centers
4.80% 4/15/21	15,000	16,406
5.875% 6/15/17	14,000	15,663
WP Carey 4.60% 4/1/24	15,000	15,484

		167,652

20

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology – 2.47%
Apple 3.45% 5/6/24	55,000	$55,448
Broadcom
3.50% 8/1/24	5,000	4,972
4.50% 8/1/34	15,000	15,250
Hewlett-Packard 1.174% 1/14/19 —	20,000	20,178
Microsoft 2.125% 11/15/22	30,000	28,489
National Semiconductor 6.60% 6/15/17	50,000	57,482
NetApp 3.25% 12/15/22	15,000	14,475
Oracle
3.40% 7/8/24	25,000	24,945
4.50% 7/8/44	10,000	10,103
Seagate HDD Cayman 144A 4.75% 1/1/25 #	25,000	24,750
Tyco Electronics Group 3.45% 8/1/24	55,000	54,582
Xerox 6.35% 5/15/18	55,000	63,355

		374,029

Transportation – 0.74%
Burlington Northern Santa Fe 4.90% 4/1/44	20,000	21,336
ERAC USA Finance 144A 4.50% 8/16/21 #	30,000	32,542
Norfolk Southern 3.85% 1/15/24	15,000	15,564
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 ¿	5,000	5,069
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 ¿	15,000	14,996
United Parcel Service 5.125% 4/1/19	20,000	22,725

		112,232

Total Corporate Bonds (cost $5,757,206)		5,889,528

Non-Agency Asset-Backed Securities – 8.17%

Ally Master Owner Trust
Series 2014-2 A 0.522% 1/16/18 —	40,000	40,024
American Express Credit Account Master Trust
Series 2013-1 A 0.572% 2/16/21 —	100,000	100,420
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.202% 11/15/19 —	200,000	199,005
Chase Issuance Trust
Series 2007-A5 A5 0.192% 3/15/19 —	100,000	99,637
Series 2012-A9 A9 0.302% 10/16/17 —	115,000	115,000
Series 2013-A3 A3 0.432% 4/15/20 —	105,000	105,114
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.435% 5/26/20 —	100,000	99,992
Fifth Third Auto Trust
Series 2014-2 A2B 0.312% 4/17/17 —	65,000	65,214

21

Schedule of investments

Delaware Core Bond Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Ford Credit Floorplan Master Owner Trust A
Series 2014-1 A2 0.552% 2/15/19 —	35,000	$35,016
GE Equipment Transportation
Series 2014-1 A3 0.97% 4/23/18	35,000	34,930
Golden Credit Card Trust
Series 2014-2A A 144A 0.602% 3/15/21 #—	275,000	275,761
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	21,606	23,026
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	30,000	29,921
World Omni Automobile Lease Securitization Trust
Series 2012-A A3 0.93% 11/16/15	15,414	15,425

Total Non-Agency Asset-Backed Securities (cost $1,233,269)		1,238,485

U.S. Treasury Obligations – 22.74%

U.S. Treasury Bonds
2.50% 5/15/24	1,535,000	1,527,684
3.375% 5/15/44	165,000	167,011
U.S. Treasury Notes
0.094% 4/30/16 —	935,000	935,075
1.625% 6/30/19	820,000	815,035

Total U.S. Treasury Obligations (cost $3,446,210)		3,444,805

Preferred Stock – 0.18%

Alabama Power 5.625%	825	20,245
Integrys Energy Group 6.00% —	250	6,433

Total Preferred Stock (cost $26,339)		26,678

Short-Term Investments – 13.22%

Discount Notes – 5.98%≠
Federal Home Loan Bank
0.05% 8/14/14	465,627	465,624
0.05% 8/15/14	73,424	73,424
0.06% 8/18/14	250,044	250,042
0.075% 11/19/14	116,547	116,522

		905,612

Repurchase Agreements – 5.54%
Bank of America Merrill Lynch
0.04%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $261,850 (collateralized by U.S. government obligations 0.00%-0.375% 6/25/15-2/15/24; market value $267,087)	261,850	261,850

22

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal
0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $87,283 (collateralized by U.S. government obligations 0.00%-4.375% 8/21/14-11/15/43; market value $89,029)	87,283	$87,283
BNP Paribas
0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $489,868 (collateralized by U.S. government obligations 0.00%-2.75% 8/7/14-11/15/23; market value $499,665)	489,867	489,867

		839,000

U.S. Treasury Obligation – 1.70%≠
U.S. Treasury Bill 0.093% 11/13/14	257,651	257,627

		257,627

Total Short-Term Investments (cost $2,002,181)		2,002,239

Total Value of Securities – 112.91% (cost $16,856,677)		$17,106,860

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $929,495, which represents 6.14% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.

23

Schedule of investments

Delaware Core Bond Fund

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

GNMA – Government National Mortgage Association

NCUA – National Credit Union Administration

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

24

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Statement of assets and liabilities
Delaware Core Bond Fund	July 31, 2014

Assets:
Investments, at value[1]	$15,104,621
Short-term investments, at value[2]	2,002,239
Cash	1,401
Receivables for securities sold	1,242,112
Dividends and interest receivable	89,108
Receivables for fund shares sold	1,279
Due from manager	9,905

Total assets	18,450,665

Liabilities:
Payable for securities purchased	3,190,390
Payable for fund shares redeemed	36,000
Distribution payable	8,005
Other accrued expenses	62,636
Other affiliates payable	2,254
Distribution fees payable to affiliates	1,094
Trustees’ fees and expenses payable	36

Total liabilities	3,300,415

Total Net Assets	$15,150,250

Net Assets Consist of:
Paid-in capital	$15,331,222
Distributions in excess of net investment income	(8,005)
Accumulated net realized loss on investments	(423,150)
Net unrealized appreciation of investments	250,183

Total Net Assets	$15,150,250

26

Net Asset Value
Class A:
Net assets	$2,514,669
Shares of beneficial interest outstanding, unlimited authorization, no par	242,509
Net asset value per share	$10.37
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$10.86

Class C:
Net assets	$615,104
Shares of beneficial interest outstanding, unlimited authorization, no par	59,094
Net asset value per share	$10.41

Class R:
Net assets	$2,410
Shares of beneficial interest outstanding, unlimited authorization, no par	232
Net asset value per share	$10.39

Institutional Class:
Net assets	$12,018,067
Shares of beneficial interest outstanding, unlimited authorization, no par	1,149,339
Net asset value per share	$10.46
[1] Investments, at cost	$14,854,496
[2] Short-term investments, at cost	2,002,181

See accompanying notes, which are an integral part of the financial statements.

27

Statement of operations
Delaware Core Bond Fund	Year ended July 31, 2014

Investment Income:
Interest	$383,427
Dividends	2,236

385,663

Expenses:
Management fees	82,098
Distribution expenses — Class A	7,009
Distribution expenses — Class C	6,085
Distribution expenses — Class R	12
Consulting fees	59,078
Audit and tax	43,133
Reports and statements to shareholders	15,151
Pricing fees	13,388
Dividend disbursing and transfer agent fees and expenses	9,950
Custodian fees	8,085
Accounting and administration expenses	5,886
Legal fees	1,282
Trustees’ fees and expenses	830
Other	9,355

261,342
Less expenses waived	(141,360)
Less waived distribution expenses — Class A	(239)
Less expense paid indirectly	(10)

Total operating expenses	119,733

Net Investment Income	265,930

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	97,860
Futures contracts	(29,407)

Net realized gain	68,453

Net change in unrealized appreciation (depreciation) of investments	267,803

Net Realized and Unrealized Gain	336,256

Net Increase in Net Assets Resulting from Operations	$602,186

See accompanying notes, which are an integral part of the financial statements.

28

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Statements of changes in net assets

Delaware Core Bond Fund

	Year ended
	7/31/14	7/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$265,930	$264,679
Net realized gain (loss)	68,453	(18,367)
Net change in unrealized appreciation (depreciation)	267,803	(855,399)

Net increase (decrease) in net assets resulting from operations	602,186	(609,087)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(51,945)	(50,107)
Class C	(6,959)	(9,892)
Class R	(39)	(32)
Institutional Class	(285,767)	(397,291)

Return of capital:
Class A	(9,137)	—
Class C	(2,226)	—
Class R	(9)	—
Institutional Class	(43,304)	—

Net realized gain:
Class A	—	(105,982)
Class C	—	(46,744)
Class R	—	(79)
Institutional Class	—	(732,994)

	(399,386)	(1,343,121)

30

	Year ended
	7/31/14	7/31/13

Capital Share Transactions:
Proceeds from shares sold:
Class A	$671,195	$1,863,974
Class C	169,801	754,234
Class R	91	—
Institutional Class	1,900,312	7,940,608

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	58,158	153,555
Class C	7,622	48,107
Class R	51	111
Institutional Class	325,466	1,069,642

	3,132,696	11,830,231

Cost of shares redeemed:
Class A	(1,261,496)	(1,756,938)
Class C	(269,738)	(1,489,083)
Class R	(91)	—
Institutional Class	(4,372,901)	(18,356,165)

	(5,904,226)	(21,602,186)

Decrease in net assets derived from capital share transactions	(2,771,530)	(9,771,955)

Net Decrease in Net Assets	(2,568,730)	(11,724,163)

Net Assets:
Beginning of year	17,718,980	29,443,143

End of year	$15,150,250	$17,718,980

Distributions in excess of net investment income	$(8,005)	$(8,420)

See accompanying notes, which are an integral part of the financial statements.

31

Financial highlights

Delaware Core Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended July 31, 2010, the Fund changed its fiscal year end from October to July. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	Effective Sept. 30, 2009, the Fund received all of the assets and liabilities of the Delaware Pooled® Trust – The Intermediate Fixed Income Portfolio (the Portfolio). The Class A shares’ financial highlights for the periods prior to Sept. 30, 2009 reflect the performance of the Institutional Class shares of the Portfolio. Fees paid by the Portfolio were less than Class A share fees, and performance would have been lower if Class A fees were paid.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended				11/1/09 to	Year ended

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10[1]	10/31/09[2]

$10.250	$11.150	$10.890	$10.750	$10.370	$9.200

0.149	0.091	0.140	0.199	0.159	0.445
0.204	(0.454)	0.707	0.274	0.434	1.195

0.353	(0.363)	0.847	0.473	0.593	1.640

(0.195)	(0.171)	(0.205)	(0.249)	(0.213)	(0.470)
(0.038)	—	—	—	—	—
—	(0.366)	(0.382)	(0.084)	—	—

(0.233)	(0.537)	(0.587)	(0.333)	(0.213)	(0.470)

$10.370	$10.250	$11.150	$10.890	$10.750	$10.370

3.50%	(3.42% )	8.03%	4.49%	5.89%	18.29%

$2,515	$3,018	$3,021	$4,348	$4,022	$6,346
0.90%	0.90%	0.90%	0.90%	0.90%	0.70%
1.77%	1.44%	1.34%	1.46%	2.25%	1.60%
1.45%	0.85%	1.27%	1.86%	2.04%	4.35%
0.58%	0.31%	0.83%	1.30%	0.69%	3.45%
401%	537%	517%	503%	528%	346%

33

Financial highlights

Delaware Core Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended July 31, 2010, the Fund changed its fiscal year end from October to July. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended				11/1/09 to	9/30/09[2] to

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10[1]	10/31/09

$10.290	$11.190	$10.930	$10.790	$10.370	$10.310

0.072	0.010	0.058	0.120	0.103	0.030
0.204	(0.453)	0.707	0.273	0.469	0.059

0.276	(0.443)	0.765	0.393	0.572	0.089

(0.118)	(0.091)	(0.123)	(0.169)	(0.152)	(0.029)
(0.038)	—	—	—	—	—
—	(0.366)	(0.382)	(0.084)	—	—

(0.156)	(0.457)	(0.505)	(0.253)	(0.152)	(0.029)

$10.410	$10.290	$11.190	$10.930	$10.790	$10.370

2.72%	(4.12% )	7.20%	3.70%	5.67%	0.86%

$615	$702	$1,483	$347	$145	$2
1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
2.51%	2.14%	2.04%	2.16%	2.95%	5.32%
0.70%	0.10%	0.52%	1.11%	1.29%	3.33%
(0.16%)	(0.39% )	0.13%	0.60%	(0.01% )	(0.34%	)
401%	537%	517%	503%	528%	346%	[5]

35

Financial highlights

Delaware Core Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended July 31, 2010, the Fund changed its fiscal year end from October to July. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Includes adjustments from the period ending July 31, 2010 in the amount of $13 (or $0.063 per share) which impacted total return by -0.59%. The adjustment is to correct a misallocation of distributions among share classes, which had no impact on distribution amounts reported and paid to shareholders.

[5]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[6]	Includes 0.01% attributable to 12b-1 waiver.

[7]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended					11/1/09 to	9/30/09[2] to

7/31/14	7/31/13	7/31/12	7/31/11		7/31/10[1]	10/31/09

$10.270	$11.170	$10.920	$10.830		$10.370	$10.310

0.124	0.064	0.113	0.174		0.141	0.035
0.206	(0.457)	0.700	0.226	[4]	0.510	0.059

0.330	(0.393)	0.813	0.400	[4]	0.651	0.094

(0.172)	(0.141)	(0.181)	(0.226)		(0.191)	(0.034)
(0.038)	—	—	—		—	—
—	(0.366)	(0.382)	(0.084)		—	—

(0.210)	(0.507)	(0.563)	(0.310)		(0.191)	(0.034)

$10.390	$10.270	$11.170	$10.920	[4]	$10.830	$10.370

3.26%	(3.68% )	7.68%	3.76%	[4]	6.44%	0.90%

$2	$2	$2	$2		$2	$2
1.15%	1.15%	1.15%	1.15%		1.15%	1.15%
2.02% [6]	1.74%	1.64%	1.76%		2.55%	4.92%
1.20%	0.60%	1.02%	1.61%		1.79%	3.83%
0.33%	0.01%	0.53%	1.00%		0.39%	0.06%
401%	537%	517%	503%		528%	346% [7]

37

Financial highlights

Delaware Core Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended July 31, 2010, the Fund changed its fiscal year end from October to July. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended				11/1/09 to	9/30/09[2] to

7/31/14	7/31/13	7/31/12	7/31/11	7/31/10[1]	10/31/09

$10.340	$11.240	$10.980	$10.830	$10.370	$10.310

0.176	0.119	0.168	0.227	0.181	0.039
0.205	(0.453)	0.708	0.285	0.512	0.060

0.381	(0.334)	0.876	0.512	0.693	0.099

(0.223)	(0.200)	(0.234)	(0.278)	(0.233)	(0.039)
(0.038)	—	—	—	—	—
—	(0.366)	(0.382)	(0.084)	—	—

(0.261)	(0.566)	(0.616)	(0.362)	(0.233)	(0.039)

$10.460	$10.340	$11.240	$10.980	$10.830	$10.370

3.74%	(3.13% )	8.25%	4.83%	6.76%	0.96%

$12,018	$13,997	$24,937	$21,350	$15,895	$2
0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
1.51%	1.14%	1.04%	1.16%	1.95%	4.32%
1.70%	1.10%	1.52%	2.11%	2.29%	4.33%
0.84%	0.61%	1.13%	1.60%	0.99%	0.66%
401%	537%	517%	503%	528%	346% [5]

39

Notes to financial statements Delaware Core Bond Fund	July 31, 2014

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Core Bond Fund, Delaware Corporate Bond Fund, Delaware Diversified Floating Rate Fund, Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Core Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation  –  Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/ dealer-supplied prices. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes  –  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions

40

to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2011–July 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting  –  Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements  –  The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

To Be Announced Trades(TBA)  –  The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Use of Estimates  –  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other  –  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective

41

Notes to financial statements

Delaware Core Bond Fund

1. Significant Accounting Policies (continued)

interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended July 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown as “Less expense paid indirectly.” For the year ended July 31, 2014, the Fund earned $10 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to limit annual operating expenses, (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), to 0.65% of the Fund’s average daily net assets from Aug. 1, 2013 through July 31, 2014.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement apply only to the expenses paid directly to the Fund and may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended July 31, 2014, the Fund was charged $792 for these services.

42

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2014, the amount charged by DSC was $3,601. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, effective Oct. 1, 2013, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. For the period Aug. 1, 2013 through Sept. 30, 2013, the Fund paid DDLP an annual distribution fee of 0.30% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.60% of the average daily net assets of the Class R shares, respectively. DDLP contracted to limit the Class A and Class R shares 12b-1 fees from Aug. 1, 2013 through Sept. 30, 2013** to no more than 0.25% and 0.50%, respectively of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2014, the Fund was charged $468 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2014, DDLP earned $413 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2014, DDLP received gross CDSC commissions of $3 on redemptions of Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*The contractual waiver period is Nov. 28, 2012 through Nov. 28, 2014.

**The contractual waiver period was Nov. 28, 2012 through Nov. 28, 2013.

43

Notes to financial statements

Delaware Core Bond Fund

3. Investments

For the year ended July 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$32,811,134
Purchases of U.S. government securities	28,894,097
Sales other than U.S. government securities	40,812,673
Sales of U.S. government securities	23,027,977

At July 31, 2014 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$16,955,839

Aggregate unrealized appreciation	$297,029
Aggregate unrealized depreciation	(146,008)

Net unrealized appreciation	$151,021

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to

44

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities[1]	$—	$5,733,311	$10,299	$5,743,610
Corporate Debt	—	5,889,528	—	5,889,528
Preferred Stock	26,678	—	—	26,678
Short-Term Investments	—	2,002,239	—	2,002,239
U.S. Treasury Obligations	—	3,444,805	—	3,444,805

Total	$26,678	$17,069,883	$10,299	$17,106,860

1Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 99.82% and 0.18%, respectively of the total market value of this security type. Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs.

During the year ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

45

Notes to financial statements

Delaware Core Bond Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2014 and 2013 was as follows:

	Year ended
	7/31/14	7/31/13
Ordinary income	$344,710	$1,151,224
Long-term capital gain	—	191,897
Return of capital	54,676	—

Total	$399,386	$1,343,121

5. Components of Net Assets on a Tax Basis

As of July 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$15,331,222
Distributions payable	(8,005)
Capital loss carryforwards	(323,988)
Unrealized appreciation	151,021

Net assets	$15,150,250

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2014, the Fund recorded the following reclassifications.

Undistributed net investment income	$79,195
Accumulated net realized loss	(79,195)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$323,375	$613

46

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/14	7/31/13
Shares sold:
Class A	65,472	172,416
Class C	16,394	68,139
Class R	9	—
Institutional Class	184,821	717,255

Shares issued upon reinvestment of dividends and distributions:
Class A	5,676	14,294
Class C	741	4,457
Class R	5	10
Institutional Class	31,505	98,630

	304,623	1,075,201

Shares redeemed:
Class A	(123,019)	(163,339)
Class C	(26,270)	(136,919)
Class R	(9)	—
Institutional Class	(420,966)	(1,681,006)

	(570,264)	(1,981,264)

Net decrease	(265,641)	(906,063)

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement will expire on Nov. 10, 2014.

The Fund had no amounts outstanding as of July 31, 2014, or at any time during the year then ended.

47

Notes to financial statements

Delaware Core Bond Fund

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts during the period to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the year ended July 31, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended July 31, 2014 the Fund held futures contracts which are reflected on the “Statement of operations” under “Net realized gain (loss) on futures contracts.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2014.

	Long Derivative Volume		Short Derivative Volume
Futures contracts (average notional value)	USD	—	USD	632,048

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse

48

repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

At July 31, 2014, the Fund had the following assets subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Fair Value of
	Repurchase	Non-Cash	Cash Collateral
Counterparty	Agreements	Collateral Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$261,850	$(261,850)	$—	$—
Bank of Montreal	87,283	(87,283)	—	—
BNP Paribas	489,867	(489,867)	—	—

Total	$839,000	$(839,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than

49

Notes to financial statements

Delaware Core Bond Fund

10. Securities Lending (continued)

the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the Fund had no securities out on loan.

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11. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield, fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and lower than Baa3 by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities maybe more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2014, no securities held by the Fund have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the “Schedule of investments.”

51

Notes to financial statements

Delaware Core Bond Fund

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

On Aug. 20, 2014, the Board of Trustees of Delaware Group Income Funds unanimously voted and approved a proposal to liquidate the Fund. Please read the prospectus, summary prospectus, and related supplements dated Aug. 21, 2014 for more information concerning this event.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds

and the Shareholders of Delaware Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Core Bond Fund (one of the series constituting Delaware Group® Income Funds, hereinafter referred to as the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 1, 2009 through July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provides a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 19, 2014

53

Other Fund information (Unaudited)

Delaware Core Bond Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)*	86.31%
(B) Return of Capital (Tax Basis)	13.69%
Total Distributions (Tax Basis)	100%
(C) Qualifying dividends[1]	0.64%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended July 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum of 0.64% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

56

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2007–2013)

Private Investor (March 2004–Present)	70	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.

President Drexel University (August 2010–Present)	70	Director — Hershey Trust Director and Audit Committee Member Community Health Systems
President Franklin & Marshall College (July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

57

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

58

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (2004–Present)	70	None
Chief Executive Officer — Banco Itaú International (April 2012–Present)	70	Trust Manager and Audit Committee Member — Camden Property Trust
Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)
Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

59

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005

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Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Chair, Investment Committee Member, and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
Founder Investor Analytics (Risk Management) (May 1999–Present)	70	Director and Compensation Committee Member Investor Analytics
Founder P/E Investments (Hedge Fund) (September 1996–Present)		Director — P/E Investments

61

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

62

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]
Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

63

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
International
		Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ
Affiliated officers
David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Core Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

64

Annual report

Fixed income mutual fund

Delaware Diversified Floating Rate Fund

July 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Floating Rate Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Diversified Floating Rate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of July 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Diversified Floating Rate Fund	August 12, 2014

Performance preview (for the year ended July 31, 2014)
Delaware Diversified Floating Rate Fund (Class A shares)	1-year return	+2.40%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant
Maturity Index (benchmark)	1-year return	+0.25%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Floating Rate Fund, please see the table on page 4. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Volatile environment favored riskier assets

The Fund’s fiscal year began with a high level of market volatility after investors responded with surprise and unease to the U.S. Federal Reserve’s June 2013 statement that it could begin tapering asset purchases that fall. The market’s “taper tantrum” affected all fixed income investments. Risk premiums rose broadly and rising interest rates led to an increase in the selling of fixed-rate bonds, whose rates were viewed by many as less attractive.

Once the Fed’s actual steady and well-telegraphed asset purchase tapering began in January, however, the market calmed down and largely took it in stride. Overall, during the Fund’s fiscal year, lower-quality assets generated the highest absolute returns, as investors appeared to seek higher yields.

Within the Fund

For the fiscal year ended July 31, 2014, Delaware Diversified Floating Rate Fund (Class A shares) returned +2.40% at net asset value and -0.38% at maximum offer price (both returns reflect all distributions reinvested). During the same period, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index returned +0.25%. For complete, annualized performance of Delaware Diversified Floating Rate Fund, please see the table on page 4.

During the fiscal year, we maintained the Fund’s strategic asset allocation largely intact, with modest adjustments rather than any large shifts. Generally, lower-quality assets added the most to the Fund’s performance:

—	Bank loans were the largest contributor to the Fund’s strong relative performance, as many investors were attracted to the higher yields of these riskier assets. Although bank loans made up slightly less than one-third of the Fund’s assets, they accounted for nearly half of its total returns.

—	Though high yield corporate bonds made up a modest allocation within the Fund, they added to performance, earning double-digit absolute returns. They highlighted the effect of the down-in-quality market environment, in which lower-quality securities outperformed the rest of the market.

—	Emerging market bonds performed well as the fiscal year progressed, recovering from their sharp selloff of 2013. The higher-beta (a measure of risk in comparison to the market), lower-quality issues were among the strongest performers. As with high yield, emerging market debt contributed quite decently to Fund performance, considering the Fund’s very small allocation (4% of the portfolio).

—

Investment grade corporate credit, which made up roughly half of the Fund’s portfolio, easily outpaced the Fund’s Libor-based* benchmark, but generated more-modest returns than those of riskier assets. The strongest-performing

1

Portfolio management review

Delaware Diversified Floating Rate Fund

sectors within investment grade credit were financials and industrials. Financials performed best in absolute terms, but the Fund had a much higher exposure to industrials (approximately 30% of the portfolio).

—	Higher-quality structured products, including asset-backed securities, underperformed for the Fund’s fiscal year. We view these securities as playing an important strategic role, providing diversification to the Fund’s portfolio. Of course, we should note that diversification does not guarantee against losses.

A focus on managing risk

We believe the fixed income market has featured favorable conditions for managing a floating-rate strategy. The past few years have been a period in which a “rising tide lifted all boats.” As of the Fund’s fiscal year end, we believe investors could face more idiosyncratic risk, which if accurate, could make credit selection very important. For now, managing credit risk is a key focus. Spreads are relatively tight across the board in corporate investment grade and high yield credit. Because of this, we wouldn’t have much yield cushion to offset any potential price deterioration in underlying assets.

Still, we are focused less on corporate fundamentals than market technicals, which have been supportive as a result of accommodative monetary policy and high levels of liquidity. Despite the importance of corporate fundamentals, during the fiscal year market technicals have been supportive as a result of accommodative monetary policy and high levels of liquidity.

Managing the structural risk of the Fund’s underlying investments is another concern. Bank loans, which make up about one-third of the Fund, are generally callable at any time, and in many cases they have been trading close to or above par. There is a fair amount of call risk associated with this asset class, however. Most if not all of the bank loans in the Fund’s portfolio have Libor floors that won’t reset until Libor rises by about 0.75 percentage points. This lag could be costly in a rising rate environment. That said, the strategy’s flexibility would allow us to attempt to mitigate this risk by diversifying out of bank loans if they were to become less favorable and reinvest in corporate investment grade floaters that would reset immediately.

By the end of the fiscal year, our biggest overall concern was the Fed’s anticipated exit from quantitative easing and the market volatility that could follow. A change in monetary policy, in general, could lead us to shift the Fund’s asset allocations.

Use of derivatives

For the fiscal year, the Fund employed three types of derivatives to help manage risks: credit hedges, interest rate swaps, and interest rate swap futures. Interest rate swaps were the largest hedge against risk used by the Fund to convert the interest payments from fixed-rate bond holdings into floating-rate payments. It’s important to note that we can’t utilize leverage as part of the Fund’s strategy.

In using interest rate swaps, we sought to select from a wider group of potential investment opportunities beyond traditional floating-rate markets. As of July 31, 2014, the Fund had 2% of its net assets allocated to credit hedges, 20% to interest rate swaps, and 3% to interest rate swap futures. No single type of derivative had a material effect on the Fund’s performance –– in other words, contributing more than 50 basis points to the Fund’s rate of return (one basis point equals one one-hundredth of a percentage point). However, in total, the use of derivatives did affect the Fund’s performance by more than 50 basis points.

The interest rate swaps negatively affected performance. However, it is important to highlight that the interest rate hedges represented the

2

majority of the performance and they are in place to swap fixed rate bonds to floating rate bonds. Therefore, they offsetted the price increases the fixed rate bonds experienced due to changing rates.

*The London interbank offered rate (Libor) is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

3

Performance summary

Delaware Diversified Floating Rate Fund	July 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2014
	1 year	3 years	Lifetime
Class A (Est. Feb. 26, 2010)
Excluding sales charge	+2.40%	+2.42%	+2.59%
Including sales charge	-0.38%	+1.48%	+1.94%
Class C (Est. Feb. 26, 2010)
Excluding sales charge	+1.64%	+1.65%	+1.83%
Including sales charge	+0.64%	+1.65%	+1.83%
Class R (Est. Feb. 26, 2010)
Excluding sales charge	+2.15%	+2.15%	+2.32%
Including sales charge	+2.15%	+2.15%	+2.32%
Institutional Class (Est. Feb. 26, 2010)
Excluding sales charge	+2.66%	+2.67%	+2.85%
Including sales charge	+2.66%	+2.67%	+2.85%
BofA Merrill Lynch U.S. Dollar 3-Month
LIBOR Constant Maturity Index	+0.25%	+0.34%	+0.34%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Nov. 28, 2012 through Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

4

sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% of average daily net assets from Nov. 28, 2012 through Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph on page 7 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

5

Performance summary

Delaware Diversified Floating Rate Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.80% of the Fund’s average daily net assets from Aug. 1, 2013, through July 31, 2014.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses	1.01%	1.76%	1.26%	0.76%
(without fee waivers)
Net expenses	1.01%	1.76%	1.26%	0.76%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* This contractual waiver period is from Nov. 28, 2012, through Nov. 28, 2014.

6

Performance of a $10,000 investment1

Average annual total returns from Feb. 26, 2010 (Fund’s inception), through July 31, 2014

For period beginning Feb. 26, 2010, through July 31, 2014	Starting value	Ending value
Delaware Diversified Floating Rate Fund —
Class A shares	$9,725	$10,889
BofA Merrill Lynch U.S. Dollar 3-Month
LIBOR Constant Maturity Index	$10,000	$10,151

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Feb. 26, 2010, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as of Feb. 26, 2010. The

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDFAX	245908660
Class C	DDFCX	245908652
Class R	DDFFX	245908645
Institutional Class	DDFLX	245908637

7

Disclosure of Fund expenses

For the six-month period from February 1, 2014 to July 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2014 to July 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Diversified Floating Rate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/14	Ending Account Value 7/31/14	Annualized Expense Ratio	Expenses Paid During Period 2/1/14 to 7/31/14*

Actual Fund return†
Class A	$1,000.00	$1,011.20	0.96%	$4.79
Class C	1,000.00	1,008.60	1.71%	8.52
Class R	1,000.00	1,011.10	1.21%	6.03
Institutional Class	1,000.00	1,013.60	0.71%	3.54
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.03	0.96%	$4.81
Class C	1,000.00	1,016.31	1.71%	8.55
Class R	1,000.00	1,018.79	1.21%	6.06
Institutional Class	1,000.00	1,021.27	0.71%	3.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation
Delaware Diversified Floating Rate Fund	As of July 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.16%
Agency Mortgage-Backed Security	0.00%
Convertible Bonds	1.06%
Corporate Bonds	58.69%
Aerospace/Defense	0.67%
Airlines	0.06%
Auto Manufacturers	1.67%
Auto Parts & Equipment	0.58%
Banking	12.69%
Beverages	1.24%
Biotechnology	0.68%
Building Materials	0.31%
Chemicals	0.38%
Commercial Services	0.18%
Computers	3.41%
Diversified Financial Services	4.43%
Electric	3.90%
Electronics	0.36%
Engineering & Construction	0.26%
Entertainment	0.16%
Food	1.62%
Forest Products & Paper	0.44%
Gas	0.03%
Healthcare	0.44%
Household Products/Wares	0.28%
Insurance	2.07%
Internet	0.76%
Iron/Steel	0.14%
Leisure Time	0.06%
Lodging	0.13%
Machinery - Construction & Mining	0.09%
Media	1.43%
Mining	0.41%
Miscellaneous Manufacturing	0.82%
Natural Gas	0.41%
Oil & Gas	5.93%
Packaging & Containers	0.28%

10

Security type / sector	Percentage of net assets
Pharmaceuticals	2.52%
Pipelines	2.14%
Real Estate	1.13%
Retail	0.36%
Software	0.95%
Telecommunications	3.69%
Transportation	1.58%
Municipal Bonds	1.51%
Non-Agency Asset-Backed Securities	5.33%
Non-Agency Collateralized Mortgage Obligations	0.48%
Senior Secured Loans	31.32%
Sovereign Bonds	0.37%
Convertible Preferred Stock	0.20%
Preferred Stock	0.30%
Short-Term Investments	2.60%
Total Value of Securities	102.02%
Liabilities Net of Receivables and Other Assets	(2.02%	)
Total Net Assets	100.00%

11

Schedule of investments
Delaware Diversified Floating Rate Fund	July 31, 2014

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations – 0.16%

Fannie Mae REMICs
Series 2004-36 FA 0.555% 5/25/34 —	59,739	$59,856
Series 2005-66 FD 0.455% 7/25/35 —	70,432	70,241
Series 2005-106 QF 0.665% 12/25/35 —	401,241	404,467
Series 2006-105 FB 0.575% 11/25/36 —	47,777	47,903
Series 2007-109 NF 0.705% 12/25/37 —	30,279	30,509
Freddie Mac REMICs
Series 3067 FA 0.502% 11/15/35 —	121,398	121,283
Series 3239 EF 0.502% 11/15/36 —	102,556	102,538
Series 3241 FM 0.532% 11/15/36 —	10,985	11,000
Series 3780 LF 0.552% 3/15/29 —	18,553	18,586

Total Agency Collateralized Mortgage Obligations (cost $859,712)		866,383

Agency Mortgage-Backed Security – 0.00%

Freddie Mac ARM
2.375% 2/1/35 —	19,386	20,749

Total Agency Mortgage-Backed Security (cost $20,477)		20,749

Convertible Bonds – 1.06%

Alere 3.00% exercise price $43.98, expiration date 5/15/16	131,000	145,901
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	53,000	56,677
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27 f	454,000	480,673
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	341,000	364,870
Campus Crest Communities Operating Partnership 144A
4.75% exercise price $12.56, expiration date 10/11/18 #	352,000	346,280
Chesapeake Energy
2.25% exercise price $80.36, expiration date 12/14/38	83,000	80,251
2.50% exercise price $47.77, expiration date 5/15/37	51,000	53,996
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	37,000	47,961
Energy XXI Bermuda 144A 3.00% exercise price $40.40, expiration date 12/13/18 #	350,000	332,063
General Cable 4.50% exercise price $35.64, expiration date 11/15/29 f	432,000	395,280
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	22,000	88,495
Jefferies Group 3.875% exercise price $45.29, expiration date 10/31/29	544,000	582,420
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	139,000	206,676

12

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Mylan 3.75% exercise price $13.32, expiration date 9/15/15	13,000	$48,295
Nuance Communications 2.75% exercise price $32.30,expiration date 11/1/31	330,000	330,000
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	200,000	233,250
SanDisk 1.50% exercise price $51.69, expiration date 8/11/17	289,000	528,689
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	98,000	85,199
TPG Specialty Lending 144A 4.50% exercise price $25.83,expiration date 12/15/19 #	127,000	126,286
Vantage Drilling 144A 5.50% exercise price $2.39,expiration date 7/15/43 #	208,000	225,680
Vector Group 1.75% exercise price $27.16, expiration date 4/15/20	397,000	426,031
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	239,000	395,545

Total Convertible Bonds (cost $5,251,438)		5,580,518

Corporate Bonds – 58.69%

Aerospace/Defense - 0.67%
Rockwell Collins 0.581% 12/15/16 —	3,520,000	3,530,331

		3,530,331

Airlines - 0.06%
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 ¿	200,000	202,750
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 ¿	110,000	109,969

		312,719

Auto Manufacturers – 1.67%
Daimler Finance North America
144A 0.58% 3/10/17 #—	1,200,000	1,202,000
144A 0.58% 8/1/17 #—	3,420,000	3,423,547
General Motors 3.50% 10/2/18	450,000	454,500
Volkswagen International Finance 144A
0.666% 11/18/16 #—	3,745,000	3,760,740

		8,840,787

Auto Parts & Equipment – 0.58%
Delphi 6.125% 5/15/21	265,000	294,813
Magna International 3.625% 6/15/24	1,550,000	1,559,894

13

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Auto Parts & Equipment (continued)
TRW Automotive 144A 4.45% 12/1/23 #	1,205,000	$1,229,100

		3,083,807

Banking – 12.69%
Australia & New Zealand Banking Group 144A
0.614% 1/10/17 #—	2,250,000	2,257,339
Banco de Costa Rica 144A 5.25% 8/12/18 #	600,000	616,500
Banco Santander Mexico 144A 5.95% 1/30/24 #—	375,000	398,437
BanColombia 5.95% 6/3/21	290,000	321,175
Bank of America
0.494% 10/14/16 —	575,000	572,969
0.695% 11/14/16 —	3,400,000	3,408,061
1.274% 1/15/19 —	2,175,000	2,210,496
Bank of Georgia 144A 7.75% 7/5/17 #	375,000	404,063
Bank of Montreal 0.754% 7/15/16 —	2,220,000	2,234,961
Barclays Bank
3.75% 5/15/24	880,000	882,753
7.625% 11/21/22	400,000	452,250
BB&T 1.091% 6/15/18 —	2,086,000	2,124,645
BBVA Bancomer 144A 6.50% 3/10/21 #	395,000	446,350
Branch Banking & Trust
0.527% 5/23/17 —	1,405,000	1,395,584
0.55% 9/13/16 —	775,000	773,357
Capital One 2.95% 7/23/21	445,000	440,736
Citigroup 4.00% 8/5/24	740,000	728,549
CoBank 144A 0.831% 6/15/22 #—	75,000	67,380
Credit Suisse 144A 6.50% 8/8/23 #	515,000	570,363
Credit Suisse Group
144A 6.25% 12/29/49 #—	230,000	231,012
144A 7.50% 12/31/49 #—	375,000	412,500
Export-Import Bank of China 144A 2.50% 7/31/19 #	1,005,000	997,643
Export-Import Bank of Korea 0.984% 1/14/17 —	2,250,000	2,266,061
Fifth Third Bank 0.637% 2/26/16 —	3,355,000	3,363,129
Goldman Sachs Group
1.436% 4/30/18 —	710,000	724,264
3.85% 7/8/24	285,000	284,038
HBOS 144A 6.75% 5/21/18 #	1,100,000	1,259,310
HSBC Bank 144A 0.864% 5/15/18 #—	1,400,000	1,413,856
ING Bank 144A 5.80% 9/25/23 #	1,120,000	1,251,980
JPMorgan Chase 6.75% 1/29/49 —	1,120,000	1,201,200
Lloyds Banking Group 7.50% 4/30/49 —	1,365,000	1,436,663
Morgan Stanley
1.083% 1/24/19 —	1,715,000	1,735,683

14

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
1.477% 2/25/16 —	930,000	$944,065
1.514% 4/25/18 —	1,735,000	1,781,248
2.375% 7/23/19	560,000	555,929
National City Bank 0.601% 6/7/17 —	4,500,000	4,495,819
Oversea-Chinese Banking 144A 4.00% 10/15/24 #—	765,000	775,358
PNC Financial Services Group 3.90% 4/29/24	255,000	258,251
PNC Preferred Funding Trust II 144A 1.453% 3/29/49 #—	2,500,000	2,468,750
Rabobank 4.625% 12/1/23	400,000	419,242
Royal Bank of Scotland Group 5.125% 5/28/24	605,000	606,064
Santander Holdings USA 3.45% 8/27/18	495,000	518,877
Santander UK 144A 5.00% 11/7/23 #	1,505,000	1,618,850
Siam Commercial Bank 144A 3.50% 4/7/19 #	405,000	413,234
SunTrust Bank 0.517% 8/24/15 —	985,000	984,140
Svenska Handelsbanken 0.68% 3/21/16 —	615,000	618,374
Toronto-Dominion Bank 0.786% 4/30/18 —	1,325,000	1,337,126
U.S. Bancorp 0.714% 11/15/18 —	4,340,000	4,379,455
USB Capital IX 3.50% 10/29/49 —	440,000	379,500
Wells Fargo
0.764% 7/20/16 —	1,480,000	1,489,769
0.863% 4/23/18 —	2,600,000	2,625,535
4.10% 6/3/26	930,000	939,439
5.90% 12/29/49 —	1,035,000	1,083,645
Woori Bank
144A 2.875% 10/2/18 #	200,000	204,069
144A 4.75% 4/30/24 #	580,000	587,450
Zions Bancorp
4.50% 3/27/17	315,000	334,515
4.50% 6/13/23	420,000	432,949

		67,134,960

Beverages – 1.24%
Anheuser-Busch InBev Finance 0.64% 2/1/19 —	2,615,000	2,619,056
Constellation Brands 4.25% 5/1/23	110,000	108,900
PepsiCo 0.437% 2/26/16 —	890,000	891,878
Pernod-Ricard 144A 2.95% 1/15/17 #	1,250,000	1,293,974
SABMiller Holdings 144A 0.93% 8/1/18 #—	1,630,000	1,640,564

		6,554,372

Biotechnology – 0.68%
Amgen 3.625% 5/22/24	1,210,000	1,214,746
Celgene
3.25% 8/15/22	950,000	947,928
3.625% 5/15/24	605,000	606,162

15

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Biotechnology (continued)
Gilead Sciences 3.70% 4/1/24	820,000	$842,242

		3,611,078

Building Materials – 0.31%
Cemex 144A 4.984% 10/15/18 #—	1,535,000	1,643,217
		1,643,217
Chemicals – 0.38%
Braskem Finance 6.45% 2/3/24	510,000	536,622
CF Industries 7.125% 5/1/20	250,000	304,032
Dow Chemical 8.55% 5/15/19	140,000	178,482
OCP 144A 5.625% 4/25/24 #	925,000	971,250

		1,990,386

Commercial Services – 0.18%
Avis Budget Car Rental 2.977% 12/1/17 —	965,000	962,587

		962,587

Computers – 3.41%
Apple 0.537% 5/6/19 —	6,090,000	6,088,572
Hewlett-Packard 1.174% 1/14/19 —	5,170,000	5,216,023
International Business Machines
0.593% 2/12/19 —	4,660,000	4,692,284
1.625% 5/15/20	590,000	564,795
NetApp 3.25% 12/15/22	645,000	622,420
Seagate HDD Cayman 144A 4.75% 1/1/25 #	875,000	866,250

		18,050,344

Diversified Financial Services – 4.43%
American Honda Finance 144A 0.602% 5/26/16 #—	1,430,000	1,436,472
Crown Castle Towers 144A 4.883% 8/15/20 #	685,000	758,775
ERAC USA Finance
144A 4.50% 8/16/21 #	555,000	602,032
144A 5.25% 10/1/20 #	120,000	135,858
Ford Motor Credit 1.474% 5/9/16 —	3,300,000	3,347,642
General Electric Capital
0.618% 5/5/26 —	965,000	906,298
0.744% 1/14/19 —	2,050,000	2,064,824
1.231% 3/15/23 —	1,050,000	1,056,447
144A 3.80% 6/18/19 #	250,000	267,039
6.00% 8/7/19	215,000	252,837
7.125% 12/29/49 —	900,000	1,054,624
Hyundai Capital America
144A 2.55% 2/6/19 #	220,000	222,513
144A 4.00% 6/8/17 #	310,000	329,202
Jefferies Group 5.125% 1/20/23	875,000	935,252
Lazard Group 4.25% 11/14/20	1,405,000	1,469,359

16

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Diversified Financial Services (continued)
MMC Norilsk Nickel via MMC Finance 144A
5.55% 10/28/20 #	284,000	$284,710
National Rural Utilities Cooperative Finance
0.48% 5/27/16 —	1,750,000	1,752,721
0.527% 11/23/16 —	2,500,000	2,514,595
4.75% 4/30/43 —	1,110,000	1,107,891
PACCAR Financial 0.83% 12/6/18 —	2,000,000	2,019,242
USB Realty 144A 1.381% 12/29/49 #—	300,000	277,500
Woodside Finance 144A 8.75% 3/1/19 #	510,000	643,579

		23,439,412

Electric – 3.90%
Ameren Illinois 9.75% 11/15/18	165,000	215,650
American Transmission Systems 144A 5.25% 1/15/22 #	1,210,000	1,320,267
Cleveland Electric Illuminating 5.50% 8/15/24	360,000	416,289
Duke Energy Indiana 0.584% 7/11/16 —	2,350,000	2,359,407
Electricite de France
144A 0.694% 1/20/17 #—	2,460,000	2,468,197
144A 5.25% 1/29/49 #—	1,995,000	2,032,167
Enel 144A 8.75% 9/24/73 #—	1,060,000	1,256,100
Great Plains Energy 4.85% 6/1/21	730,000	805,101
Integrys Energy Group 6.11% 12/1/66 —	410,000	418,507
ITC Holdings 3.65% 6/15/24	365,000	363,754
LG&E & KU Energy
3.75% 11/15/20	350,000	366,305
4.375% 10/1/21	300,000	322,155
Metropolitan Edison 144A 4.00% 4/15/25 #	325,000	330,052
NextEra Energy Capital Holdings
2.40% 9/15/19	805,000	808,028
3.625% 6/15/23	180,000	181,272
NiSource Finance 5.45% 9/15/20	2,055,000	2,330,273
NSTAR Electric 0.466% 5/17/16 —	850,000	849,330
NV Energy 6.25% 11/15/20	390,000	462,467
Pennsylvania Electric 5.20% 4/1/20	625,000	687,631
Public Service New Hampshire 3.50% 11/1/23	390,000	401,454
SCANA 4.125% 2/1/22	370,000	384,103
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #	1,005,000	1,009,537
144A 4.125% 5/7/24 #	295,000	305,636
Transelec 144A 4.25% 1/14/25 #	400,000	397,663
Wisconsin Energy 6.25% 5/15/67 —	155,000	159,774

		20,651,119

17

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electronics – 0.36%
Broadcom 3.50% 8/1/24	640,000	$636,471
National Semiconductor 6.60% 6/15/17	310,000	356,391
Samsung Electronics America 144A 1.75% 4/10/17 #	500,000	502,024
Thermo Fisher Scientific 4.15% 2/1/24	405,000	420,918

		1,915,804

Engineering & Construction – 0.26%
OAS Finance 144A 8.00% 7/2/21 #	200,000	200,000
OAS Investments 144A 8.25% 10/19/19 #	605,000	618,613
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	445,005	470,037
URS 3.85% 4/1/17	85,000	88,130

		1,376,780

Entertainment – 0.16%
International Game Technology 5.35% 10/15/23	800,000	829,847

		829,847

Food – 1.62%
Aramark Services 5.75% 3/15/20	1,300,000	1,345,500
ConAgra Foods 0.603% 7/21/16 —	2,670,000	2,670,208
General Mills
0.435% 1/28/16 —	1,780,000	1,781,712
0.534% 1/29/16 —	770,000	771,764
JBS Investments 144A 7.75% 10/28/20 #	560,000	603,400
Kroger 0.763% 10/17/16 —	1,400,000	1,403,822

		8,576,406

Forest Products & Paper – 0.44%
Fibria Overseas Finance 5.25% 5/12/24	385,000	382,690
Georgia-Pacific 8.00% 1/15/24	400,000	538,278
International Paper
3.65% 6/15/24	25,000	24,731
7.50% 8/15/21	1,070,000	1,354,345

		2,300,044

Gas – 0.03%
CenterPoint Energy 6.50% 5/1/18	150,000	173,950

		173,950

Healthcare – 0.44%
Boston Scientific
2.65% 10/1/18	285,000	289,817
6.00% 1/15/20	685,000	793,782
CareFusion 6.375% 8/1/19	805,000	936,841
Quest Diagnostics 2.70% 4/1/19	305,000	306,568

		2,327,008

18

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Household Products/Wares – 0.28%
Reynolds Group Issuer 8.25% 2/15/21	1,405,000	$1,496,325

		1,496,325

Insurance – 2.07%
American International Group
2.30% 7/16/19	705,000	701,348
8.25% 8/15/18	700,000	862,025
Berkshire Hathaway Finance 0.384% 1/10/17 —	735,000	735,980
Chubb 6.375% 3/29/67 —	260,000	287,950
ING U.S. 5.65% 5/15/53 —	485,000	495,913
Metropolitan Life Global Funding I 144A
0.764% 7/15/16 # —	4,350,000	4,382,695
Prudential Financial
1.004% 8/15/18 —	2,800,000	2,817,178
5.625% 6/15/43 —	365,000	392,375
XL Group 6.50% 12/29/49 —	255,000	250,537

		10,926,001

Internet – 0.76%
Baidu
2.75% 6/9/19	425,000	425,354
3.25% 8/6/18	585,000	603,495
Ebay 0.715% 8/1/19 —	2,635,000	2,640,757
Tencent Holdings 144A 3.375% 5/2/19 #	350,000	355,832

		4,025,438

Iron/Steel – 0.14%
Metalloinvest Finance 144A 5.625% 4/17/20 #	600,000	550,500
Tupy Overseas 144A 6.625% 7/17/24 #	200,000	206,000

		756,500

Leisure Time – 0.06%
Carnival 1.20% 2/5/16	305,000	306,528

		306,528

Lodging – 0.13%
Marriott International 3.375% 10/15/20	395,000	407,104
Wyndham Worldwide 3.90% 3/1/23	290,000	289,344

		696,448

Machinery - Construction & Mining – 0.09%
Caterpillar 3.40% 5/15/24	465,000	468,350

		468,350

Media – 1.43%
Columbus International 144A 7.375% 3/30/21 #	1,020,000	1,079,925
DIRECTV Holdings 4.45% 4/1/24	1,520,000	1,595,260
Historic TW 6.875% 6/15/18	400,000	472,399
NBCUniversal Enterprise 144A 0.919% 4/15/18 # —	2,910,000	2,944,158

19

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
Time Warner Cable 8.25% 4/1/19	1,190,000	$1,496,260

		7,588,002

Mining – 0.41%
FMG Resources August 2006 144A 6.875% 4/1/22 #	475,000	507,063
Rio Tinto Finance USA 1.072% 6/17/16 —	995,000	1,003,618
Vedanta Resources 144A 6.00% 1/31/19 #	215,000	221,987
Yamana Gold 144A 4.95% 7/15/24 #	420,000	420,917

		2,153,585

Miscellaneous Manufacturing – 0.82%
Crane
2.75% 12/15/18	145,000	147,681
4.45% 12/15/23	655,000	687,989
Ingersoll-Rand Global Holding 4.25% 6/15/23	775,000	817,958
Tyco Electronics Group 0.437% 1/29/16 —	2,670,000	2,671,610

		4,325,238

Natural Gas – 0.41%
El Paso Pipeline Partners Operating 4.30% 5/1/24	1,020,000	1,025,039
EnLink Midstream Partners 4.40% 4/1/24	1,090,000	1,141,647

		2,166,686

Oil & Gas – 5.93%
Anadarko Petroleum 3.45% 7/15/24	585,000	580,553
BP Capital Markets
0.657% 11/7/16 —	1,480,000	1,487,470
0.763% 5/10/19 —	2,360,000	2,377,152
Canadian Natural Resources 0.609% 3/30/16 —	3,760,000	3,772,976
Chesapeake Energy 3.484% 4/15/19 —	1,375,000	1,381,875
Cimarex Energy 4.375% 6/1/24	365,000	373,669
CNOOC Nexen Finance 2014 4.25% 4/30/24	715,000	733,265
Continental Resources 4.50% 4/15/23	1,410,000	1,504,752
Devon Energy 0.771% 12/15/16 —	2,465,000	2,477,424
KazMunayGas National 144A 9.125% 7/2/18 #	430,000	521,913
Newfield Exploration 5.625% 7/1/24	1,095,000	1,188,075
ONGC Videsh 2.50% 5/7/18	415,000	408,746
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	465,000	475,463
144A 7.25% 12/12/21 #	335,000	366,825
Pertamina Persero 144A 4.875% 5/3/22 #	200,000	201,500
Petrobras Global Finance
2.374% 1/15/19 —	1,025,000	1,024,487
4.875% 3/17/20	255,000	260,431
6.25% 3/17/24	255,000	269,813
Plains Exploration & Production 6.50% 11/15/20	248,000	276,520

20

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Oil & Gas (continued)
PTT Exploration & Production 144A 4.875% 12/29/49 #—	725,000	$734,787
Shell International Finance 0.434% 11/15/16 —	2,500,000	2,507,090
Statoil
0.514% 5/15/18 —	2,280,000	2,283,010
0.685% 11/8/18 —	2,640,000	2,659,444
Total Capital International
0.58% 6/19/19 —	645,000	647,630
0.793% 8/10/18 —	2,320,000	2,346,260
YPF 7.724% 8/15/18 —	500,000	512,500

		31,373,630

Packaging & Containers – 0.28%
Beverage Packaging Holdings Luxembourg II 144A
6.00% 6/15/17 #	600,000	597,750
Rock-Tenn
3.50% 3/1/20	640,000	654,778
4.00% 3/1/23	240,000	245,102

		1,497,630

Pharmaceuticals – 2.52%
Actavis Funding 144A 3.85% 6/15/24 #	1,380,000	1,379,843
Express Scripts Holding
2.25% 6/15/19	415,000	411,275
3.50% 6/15/24	975,000	963,651
Forest Laboratories 144A 4.375% 2/1/19 #	315,000	338,153
McKesson 0.63% 9/10/15 —	2,495,000	2,500,050
Merck 0.586% 5/18/18 —	4,695,000	4,715,306
Pfizer 0.531% 6/15/18 —	3,010,000	3,018,729

		13,327,007

Pipelines – 2.14%
Enbridge
0.678% 6/2/17 —	1,800,000	1,804,774
0.885% 10/1/16 —	2,700,000	2,715,933
Enbridge Energy Partners 8.05% 10/1/37 —	411,000	465,457
Enterprise Products Operating 7.034% 1/15/68 —	635,000	723,667
Oleoducto Central 144A 4.00% 5/7/21 #	685,000	694,419
Sunoco Logistics Partners Operations 3.45% 1/15/23	1,960,000	1,916,214
TransCanada PipeLines
0.914% 6/30/16 —	2,500,000	2,523,565
6.35% 5/15/67 —	50,000	52,225
Williams 4.55% 6/24/24	410,000	409,302

		11,305,556

21

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate – 1.13%
Alexandria Real Estate Equities
3.90% 6/15/23	320,000	$318,067
4.60% 4/1/22	80,000	84,356
American Tower Trust I 144A 1.551% 3/15/43 #	1,280,000	1,270,045
CBL & Associates 5.25% 12/1/23	405,000	432,671
Corporate Office Properties
3.60% 5/15/23	225,000	215,787
5.25% 2/15/24	575,000	615,040
Excel Trust 4.625% 5/15/24	280,000	285,924
Healthcare Trust of America Holdings 3.375% 7/15/21	250,000	248,779
Host Hotels & Resorts
3.75% 10/15/23	1,415,000	1,400,178
4.75% 3/1/23	40,000	42,482
Weyerhaeuser 4.625% 9/15/23	590,000	634,415
WP Carey 4.60% 4/1/24	400,000	412,913

		5,960,657

Retail – 0.36%
QVC 4.375% 3/15/23	545,000	548,635
Signet UK Finance 4.70% 6/15/24	700,000	712,037
Target
2.30% 6/26/19	295,000	296,473
3.50% 7/1/24	345,000	346,974

		1,904,119

Software – 0.95%
Oracle
0.743% 10/8/19 —	5,000,000	5,026,620
3.40% 7/8/24	15,000	14,967

		5,041,587

Telecommunications – 3.69%
America Movil 1.23% 9/12/16 —	1,715,000	1,730,558
AT&T
0.901% 3/11/19 —	2,200,000	2,222,398
1.137% 11/27/18 —	295,000	300,694
Bharti Airtel International Netherlands 144A
5.35% 5/20/24 #	670,000	704,894
CenturyLink 5.80% 3/15/22	225,000	231,750
Cisco Systems 0.727% 3/1/19 —	1,875,000	1,892,336
Digicel Group 144A 8.25% 9/30/20 #	595,000	644,087
ENTEL Chile 144A 4.875% 10/30/24 #	285,000	286,741
Millicom International Cellular 144A 6.625% 10/15/21 #	400,000	427,000
MTS International Funding 144A 8.625% 6/22/20 #	660,000	765,468
SBA Tower Trust 144A 2.24% 4/16/18 #	220,000	217,998

22

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
SES 144A 3.60% 4/4/23 #	1,100,000	$1,108,273
Telefonica Emisiones 4.57% 4/27/23	1,440,000	1,523,714
Telemar Norte Leste 144A 5.50% 10/23/20 #	205,000	202,437
Turk Telekomunikasyon 144A 3.75% 6/19/19 #	610,000	607,941
Verizon Communications
0.631% 6/9/17 —	1,150,000	1,152,746
1.981% 9/14/18 —	2,770,000	2,915,206
2.00% 11/1/16	385,000	392,913
5.15% 9/15/23	585,000	648,596
Virgin Media Finance 144A 6.375% 4/15/23 #	200,000	211,000
Vodafone Group 0.611% 2/19/16 —	1,300,000	1,303,615

		19,490,365

Transportation – 1.58%
Canadian National Railway 0.437% 11/6/15 —	3,800,000	3,802,136
Kansas City Southern de Mexico 0.935% 10/28/16 —	2,490,000	2,499,616
Norfolk Southern 3.85% 1/15/24	1,505,000	1,561,606
United Parcel Service 5.125% 4/1/19	415,000	471,544

		8,334,902

Total Corporate Bonds (cost $306,511,814)		310,449,512

Municipal Bonds – 1.51%

Missouri Higher Education Loan Authority
Series A-1 1.079% 8/27/29 —	38,747	38,961
New Mexico Educational Assistance
Foundation (Libor Floating)
Series A-3 1.427% 12/1/38 —	120,000	119,702
New York City, New York
Series I 5.00% 8/1/22	185,000	220,962
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	260,000	301,506
North Texas Higher Education Authority Student Loan
Revenue (Libor Floating)
Series A-1 1.335% 4/1/40 —	253,311	255,900
Series A-2 1.13% 7/1/30 —	75,000	75,117
Oklahoma Student Loan Authority (Libor-Indexed)
Series A-1 1.386% 6/1/40 —	686,160	689,495
Series A-2A 1.436% 9/1/37 —	95,000	96,793
Pennsylvania Turnpike Commission
Series B-1 1.04% 12/1/21 —	1,150,000	1,151,207
State of California
Series D 0.809% 12/1/28 —	2,000,000	2,016,580

23

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

State of Connecticut
Series A 1.61% 3/1/21 —	750,000	$755,723
State of Maryland Local Facilities
Series A 5.00% 8/1/21	225,000	273,215
University of California
(Floating Taxable) Series Y-1 0.656% 7/1/41 —	2,000,000	2,009,020

Total Municipal Bonds (cost $7,934,368)		8,004,181

Non-Agency Asset-Backed Securities – 5.33%

ARI Fleet Lease Trust
Series 2014-A A2 144A 0.81% 11/15/22 #	2,000,000	2,000,158
Avenue CLO VI
Series 2007-6A A1 144A 0.458% 7/17/19 #—	101,832	100,909
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.202% 11/15/19 —	2,000,000	1,990,050
Series 2014-A3 A3 0.532% 1/18/22 —	615,000	615,285
Chase Issuance Trust
Series 2013-A3 A3 0.432% 4/15/20 —	1,000,000	1,001,083
Chesapeake Funding
Series 2012-2A A 144A 0.606% 5/7/24 #—	705,489	706,569
Series 2014-1A A 144A 0.576% 3/7/26 #—	200,000	200,053
Discover Card Execution Note Trust
Series 2013-A1 A1 0.452% 8/17/20 —	675,000	676,108
Flagship VII
Series 2013-7A A1 144A 1.704% 1/20/26 #—	1,000,000	997,500
Ford Credit Floorplan Master Owner Trust A
Series 2014-1 A2 0.552% 2/15/19 —	2,000,000	2,000,944
Golden Credit Card Trust
Series 2012-3A A 144A 0.602% 7/17/17 #—	765,000	766,661
Hertz Fleet Lease Funding
Series 2014-1 A 144A 0.553% 4/10/28 #—	250,000	250,115
KKR Financial CLO
Series 2013-1A A1 144A 1.384% 7/15/25 #—	1,395,000	1,379,153
LCM VI
Series 6A A 144A 0.459% 5/28/19 #—	405,263	401,989
MAPS CLO Fund II
Series 2007-2A A1 144A 0.474% 7/20/22 #—	1,450,000	1,434,877
Master Credit Card Trust II
Series 2012-2A A 144A 0.78% 4/21/17 #	750,000	750,965
Mercedes-Benz Auto Lease Trust
Series 2014-A A2B 0.332% 6/15/16 —	3,000,000	3,000,111
Motor
Series 2013-1A A1 144A 0.655% 2/25/21 #—	600,000	600,578

24

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Mountain View CLO III
Series 2007-3A A1 144A 0.448% 4/16/21 #—	1,460,833	$1,449,526
NYLIM Flatiron CLO
Series 2006-1A A2A 144A 0.445% 8/8/20 #—	331,744	328,343
OCP CLO
Series 2013-4A A1A 144A 1.633% 10/24/25 #—	1,500,000	1,496,250
PFS Financing
Series 2013-AA A 144A 0.702% 2/15/18 #—	680,000	680,602
Sudbury Mill CLO
Series 2013-1A X 144A 1.233% 1/17/26 #—	535,385	535,385
Telos CLO
Series 2013-4A A 144A 1.533% 7/17/24 #—	2,000,000	1,977,540
Series 2013-4A X 144A 1.183% 7/17/24 #—	750,000	750,000
Trade MAPS 1
Series 2013-1A A 144A 0.853% 12/10/18 #—	1,000,000	1,002,993
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.552% 10/15/15 #—	1,080,000	1,088,142

Total Non-Agency Asset-Backed Securities
(cost $28,096,326)		28,181,889

Non-Agency Collateralized Mortgage Obligations – 0.48%

Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M1 1.105% 5/25/24 —	631,360	625,848
Series 2014-C03 1M1 1.355% 7/25/24 —	455,000	453,330
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2 M1 1.005% 4/25/24 —	1,475,121	1,464,853

Total Non-Agency Collateralized Mortgage Obligations (cost $2,561,481)		2,544,031

Senior Secured Loans – 31.32%«

Air Medical Group Holdings Tranche B1 5.00% 5/29/18	743,987	746,777
Akorn Tranche B 1st Lien 4.50% 4/17/21	375,000	376,406
Albertsons Tranche B 1st Lien 4.75% 3/21/19	360,367	362,650
Amaya Gaming 1st Lien 5.00% 7/29/21	2,150,000	2,130,852
Amaya Gaming 2nd Lien 8.00% 7/29/22	1,005,000	1,017,982
American Tire 1st Lien 5.75% 6/1/18	548,887	548,887
Applied Systems 1st Lien 4.25% 1/15/21	921,370	920,794
Applied Systems 2nd Lien 7.50% 1/15/22	965,000	980,380
ARAMARK Tranche E 3.25% 9/7/19	1,246,875	1,238,981
Arysta Lifescience 1st Lien 4.50% 5/20/20	297,000	297,124
Ashland Water 1st Lien 4.25% 7/2/21	590,000	585,698
Ashland Water 2nd Lien 7.75% 7/2/22	475,000	474,604
Atkore International 2nd Lien 7.75% 9/27/21	635,000	634,206
Avast Software 1st Lien 5.00% 3/18/20	1,313,375	1,316,111

25

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Avaya Tranche B-3 4.50% 10/27/17	498,537	$483,425
Axalta Coating Systems U.S. Holdings 1st Lien
4.00% 2/1/20	346,500	345,201
Azure Midstream Tranche B 6.50% 10/21/18	1,249,851	1,257,663
Bally Technologies Tranche B 4.25% 8/22/20	1,562,614	1,567,731
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,260,000	1,280,082
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	640,975	640,624
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	919,188	926,081
Burlington Coat Factory Warehouse Tranche B2
4.25% 2/23/17	2,776,442	2,785,118
Caesars Growth Partners Tranche B 1st Lien
6.25% 5/8/21	2,645,000	2,639,215
Calpine Construction Finance Tranche B 3.00% 5/1/20	1,891,596	1,857,311
Charter Communications Operating 3.00% 4/10/20	2,529,450	2,476,491
Charter Communications Operating Tranche F
3.00% 1/3/21	2,871,000	2,813,324
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	501,537	502,318
Citycenter Holdings Tranche B 5.00% 10/9/20	709,226	711,886
Clear Channel Communications Tranche B 3.65% 1/29/16	4,679,171	4,644,652
Clear Channel Communications Tranche D 6.75% 1/30/19	1,075,000	1,058,091
Clear Channel Communications Tranche E 1st Lien
7.50% 7/30/19	498,032	498,299
Community Health Systems Tranche D 4.25% 1/27/21	3,059,310	3,070,782
Community Health Systems Tranche E 3.25% 1/25/17	865,965	867,654
Crown Castles Operating Tranche B2 3.00% 1/31/21	1,055,071	1,049,513
Davita Healthcare Partners Tranche B 3.50% 6/19/21	1,435,000	1,434,615
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	1,144,809	1,145,740
Delta Air Lines Tranche B1 3.50% 10/18/18	494,975	494,604
Diamond Reports 1st Lien 5.50% 4/25/21	1,295,000	1,303,903
Drillships Financing Holding Tranche B1 6.00% 2/17/21	2,979,707	3,009,504
Dynegy Tranche B2 4.00% 4/16/20	1,836,171	1,837,893
Emdeon 1st Lien 3.75% 11/2/18	2,050,771	2,051,540
Emerald Performance 1st Lien 4.50% 7/23/21	425,000	425,000
Energy Transfer 1st Lien 3.25% 12/2/19	2,775,000	2,741,303
Fieldwood Energy 2nd Lien 8.375% 9/30/20	910,000	933,604
First Data Tranche B 1st Lien 4.00% 3/24/21	2,777,625	2,779,113
Flint Group 1st Lien 4.75% 5/2/21	625,000	626,172
Flint Group Tranche 2nd Lien 8.25% 5/2/22	250,000	251,979
Gates Global 1st Lien 4.25% 6/12/21	1,375,000	1,368,003
Gentiva Health Services Tranche B 6.50% 10/10/19	1,329,173	1,332,281
Gentiva Health Services Tranche C 5.75% 10/10/18	1,123,121	1,123,823
HD Supply Tranche B 4.00% 6/28/18	2,467,286	2,469,270
Hilton Worldwide Finance Tranche B2 3.50% 9/23/20	2,505,789	2,497,307
Hostess Brands 1st Lien 6.75% 3/12/20	763,088	788,842

26

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Houghton International 1st Lien 4.00% 12/10/19	1,137,700	$1,136,989
Houghton International 2nd Lien 9.50% 11/20/20	195,000	198,900
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	729,750	736,591
Huntsman International Tranche B 3.75% 10/11/20	2,570,000	2,570,951
Husky International 2nd Lien 7.25% 6/10/22	175,000	176,604
Husky International Tranche B 1st Lien 4.25% 6/10/21	175,000	175,629
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	870,255	873,383
Immucor Tranche B2 5.00% 8/19/18	2,159,465	2,171,612
Ineos U.S. Finance Tranche B 3.75% 5/4/18	553,483	551,555
Infor U.S. Tranche B5 1st Lien 3.75% 6/3/20	1,430,287	1,420,454
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	2,345,641	2,345,641
Ipreo (U.S. 2) Tranche B 1st Lien 4.25% 7/16/21	710,000	706,450
J. Crew Group Tranche B 1st Lien 4.00% 2/28/21	354,113	346,455
KIK Custom Products 1st Lien 5.50% 5/17/19	1,406,559	1,408,903
Kinetic Concepts Tranche E1 4.00% 5/8/18	1,431,678	1,433,207
Landry’s Tranche B 4.00% 4/24/18	1,742,787	1,748,887
Level 3 Financing Tranche B 4.00% 1/15/20	2,365,000	2,362,784
Lightower Fiber Networks 4.00% 4/1/20	173,250	172,870
LTS Buyer 2nd Lien 8.00% 3/15/21	1,488,075	1,507,915
Mallinckrodt Tranche B1 1st Lien 0.00% 3/19/21	430,000	427,850
Mauser Holdings 2nd Lien 8.25% 6/30/22	1,050,000	1,051,969
MGM Resorts International 3.50% 12/20/19	3,283,787	3,268,737
Michael Stores Tranche B 1st Lien 3.75% 1/16/20	987,500	985,384
Moxie Liberty Tranche B 7.50% 8/21/20	1,804,000	1,862,630
Moxie Patriot (Panda Power Fund) Tranche B1
6.75% 12/18/20	1,895,000	1,956,587
National Vision 4.00% 3/6/21	418,950	415,983
NEP Broadcasting 2nd Lien 9.50% 7/3/20	1,449,286	1,489,141
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	234,413	234,632
New Albertsons 1st Lien 4.75% 6/24/21	375,000	376,592
NRG Energy Tranche B 2.75% 7/1/18	403,197	399,890
Numericable 4.50% 4/23/20	1,807,160	1,820,069
Numericable U.S. Tranche B2 1st Lien 4.50% 4/23/20	1,563,440	1,569,914
Nuveen Investments 1st Lien 4.00% 5/13/17	1,640,000	1,641,937
Nuveen Investments 2nd Lien 6.50% 2/28/19	4,795,000	4,808,987
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/18/21	710,000	714,881
Open Text Tranche B 3.25% 12/19/20	2,537,250	2,536,458
Ortho-Clinical Diagnostics Tranche B 1st Lien
4.75% 6/30/21	800,000	800,834
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	91,125	91,280
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	1,779,000	1,836,817
Paragon Offshore Finance Tranche B 3.75% 7/11/21	595,000	592,583
Peabody Energy Tranche B 4.25% 9/20/20	1,295,213	1,296,254

27

Schedule of investments

Delaware Diversified Floating Rate Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Pinnacle Entertainment Tranche B2 3.75% 8/13/20	292,884	$293,829
Ply Gem Industries 1st Lien 4.00% 1/22/21	758,100	753,125
Polymer Group Tranche B
5.25% 12/13/19	3,794,727	3,803,030
5.25% 12/19/19	180,241	181,368
PVH tranche B 1st Lien 3.25% 2/13/20	328,096	330,511
Quickrete 2nd Lien 7.00% 3/19/21	995,000	1,017,387
Ranpak 2nd Lien 8.50% 4/10/20	530,000	541,263
Regent Seven Seas Cruises Tranche B 1st Lien
3.75% 12/21/18	786,050	785,559
Remy International Tranche B 1st Lien 4.25% 3/5/20	183,738	183,968
Reynolds & Reynolds Tranche B 2.00% 4/21/16	234,799	235,826
Reynolds Group 1st Lien 4.00% 12/31/18	571,329	570,933
Rite Aid 2nd Lien
4.875% 6/13/21	750,000	758,672
5.75% 8/3/20	1,275,000	1,301,775
Royalty Pharma Tranche B2 1st Lien 3.25% 5/9/18	1,118,129	1,120,081
Salix Pharmaceuticals Tranche B 4.25% 12/17/19	858,000	862,960
Samson Investment 2nd Lien 5.00% 9/25/18	2,183,000	2,180,662
Santander Asset Management Tranche B 4.25% 11/26/20	641,775	643,781
Scientific Games International 4.25% 5/22/20	2,228,800	2,200,343
Seminole Tribe of Florida Tranche B 3.00% 4/11/20	912,500	911,787
Sensus 2nd Lien 8.50% 4/13/18	565,000	568,178
Sinclair Broadcasting Tranche B1 1st Lien 3.50% 7/22/21	690,000	688,994
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	1,802,590	1,806,534
Sprouts Farmers Markets Holdings 4.00% 4/12/20	1,123,798	1,124,267
Stena 1st Lien 4.00% 2/21/21	997,500	999,059
Supervalu 1st Lien 4.50% 3/21/19	662,329	662,374
Surgical Care Affiliates Tranche C 4.25% 6/30/18	143,550	143,460
TransDigm Tranche C 3.75% 2/7/20	1,851,206	1,842,611
United Continental Tranche B 3.50% 4/1/19	375,250	374,406
Univision Communications 1st Lien 4.00% 3/1/20	1,999,231	1,988,735
Univision Communications Tranche C4 4.00% 3/1/20	1,529,546	1,521,898
US Airways Tranche B1 3.50% 5/23/19	1,227,600	1,222,997
US Airways Tranche B2 3.00% 11/23/16	150,480	150,630
USI Insurance Services
Tranche B 1st Lien 4.25% 12/3/18	689,539	690,545
Valeant Pharmaceuticals International Tranche BE
3.75% 8/5/20	1,765,060	1,763,711
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17	486,465	484,945
Wide Open West Finance 4.75% 3/27/19	3,572,252	3,588,716
Windstream Tranche B3 1st Lien 3.50% 8/8/19	884,306	883,478
WR Grace Tranche B 1st Lien 3.00% 1/23/21	1,819,125	1,816,662

28

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Zayo Group Tranche B 1st Lien 4.00% 7/2/19	717,199	$714,790

Total Senior Secured Loans (cost $165,468,776)		165,660,448

Sovereign Bonds – 0.37% Δ

Colombia – 0.05%
Colombia Government International Bond
2.025% 11/16/15 —	240,000	243,600

		243,600

Guatemala – 0.07%
Guatemala Government Bond 144A 5.75% 6/6/22 #	330,000	357,225

		357,225

Iceland – 0.08%
Republic of Iceland 144A 5.875% 5/11/22 #	395,000	436,098

		436,098

Kenya – 0.08%
Kenya Government International Bond 144A
5.875% 6/24/19 #	385,000	397,589

		397,589

Norway – 0.09%
Kommunalbanken 144A 0.409% 2/20/18 #—	500,000	501,141

		501,141

Total Sovereign Bonds (cost $1,894,450)		1,935,653
	Number of shares

Convertible Preferred Stock – 0.20%

ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	3,075	71,446
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	145	170,375
Crown Castle International 4.50% exercise price $92.50, expiration date 11/1/16	350	35,081
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	2,669	131,448
Maiden Holdings 7.25% exercise price $15.47, expiration date 9/15/16	11,500	540,500
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	850	88,506

Total Convertible Preferred Stock (cost $1,093,036)		1,037,356

Preferred Stock – 0.30%

Integrys Energy Group 6.00% —	29,900	769,327
National Retail Properties 5.70%	7,525	176,311

29

Schedule of investments

Delaware Diversified Floating Rate Fund

	Number of shares	Value (U.S. $)

Preferred Stock (continued)

Public Storage 5.20%	3,200	$71,904
Qwest 6.125%	9,000	211,500
Regions Financial 6.375% —	14,200	361,390

Total Preferred Stock (cost $1,595,625)		1,590,432

	Principal amount°

Short-Term Investments – 2.60%

Discount Notes – 0.24%≠
Federal Home Loan Bank
0.05% 8/14/14	541,081	541,077
0.05% 8/15/14	96,551	96,550
0.06% 8/18/14	469,801	469,796
0.075% 11/19/14	153,255	153,222

		1,260,645

Repurchase Agreements – 1.99%
Bank of America Merrill Lynch
0.04%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $3,282,954 (collateralized by U.S. government obligations 0.00%–0.375%
6/25/15–2/15/24; market value $3,348,610)	3,282,950	3,282,950
Bank of Montreal
0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $1,094,319 (collateralized by U.S. government obligations 0.00%–4.375%
8/21/14–11/15/43; market value $1,116,203)	1,094,317	1,094,317
BNP Paribas
0.07%, dated 7/31/14, to be repurchased on 8/1/14, repurchase price $6,141,745 (collateralized by U.S. government obligations 0.00%–2.75%
8/7/14–11/15/23; market value $6,264,567)	6,141,733	6,141,733

		10,519,000

U.S. Treasury Obligation – 0.37%≠
U.S. Treasury Bill 0.093% 11/13/14	1,961,987	1,961,803

		1,961,803

Total Short-Term Investments (cost $13,741,090)		13,741,448

Total Value of Securities – 102.02%
(cost $535,028,593)		$539,612,600

30

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $93,161,079, which represents 17.61% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.

Δ	Securities have been classified by country of origin.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2014.

The following futures contracts and swap contracts were outstanding at July 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(90)	USD IRS 5 yr PRIM	$(9,147,386)	$(9,126,562)	9/16/14	$20,824
(50)	USD IRS 10 yr PRIM	(5,213,921)	(5,232,813)	9/16/14	(18,892)

		$(14,361,307)			$1,932

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BCLY	ICE - CDX.NA.IG.22	5,000,000	1.00%	6/20/19	$(17,026)
DB	CDX.EM.21	4,035,000	5.00%	6/20/19	50,869
MSC	CDX.EM.21	1,005,000	5.00%	6/20/19	428

					$34,271

31

Schedule of investments

Delaware Diversified Floating Rate Fund

Interest Rate Swap Contracts4

Counterparty & Referenced Obligation	Notional Value3	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
CME
3 yr	23,900,000	(0.869%)	0.236%	1/30/17	$56,184
5 yr	24,300,000	(1.677%)	0.234%	7/11/18	(98,844)
7 yr	14,000,000	(2.215%)	0.223%	8/7/20	(74,528)
7 yr	10,000,000	(2.215%)	0.223%	5/12/21	31,258
7 yr	1,000,000	(2.226%)	0.224%	10/15/21	11,685
10 yr	7,560,000	(2.726%)	0.230%	6/6/24	(32,647)
10 yr	25,600,000	(2.880%)	0.234%	7/11/23	(639,637)
LCH
5 yr	3,300,000	(1.214%)	0.230%	6/11/18	41,269

					$(705,260)

The use of future contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

32

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BCLY – Barclays Bank

CDS – Credit Default Swap

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CDX.EM – Credit Default Swap Index Emerging Markets

CLO – Collateralized Loan Obligation

CME – Chicago Mercantile Exchange Inc.

DB – Deutsche Bank

ICE – IntercontinentalExchange, Inc.

IRS – Interest Rate Swap

LCH – LCH.Clearnet Limited

MSC – Morgan Stanley Capital

REMIC – Real Estate Mortgage Investment Conduit

yr – Year

See accompanying notes, which are an integral part of the financial statements.

33

Statement of assets and liabilities
Delaware Diversified Floating Rate Fund	July 31, 2014

Assets:
Investments, at value[1]	$525,871,152
Short-term investments, at value[2]	13,741,448
Cash collateral due from brokers	3,738,663
Cash	2,070,545
Receivable for securities sold	3,807,286
Dividends and interest receivable	2,285,493
Receivable for fund shares sold	1,066,969
Swap payments receivable	23,598
Variation margin due from broker on futures contracts	2,344
Unrealized gain on interest rate swap contracts	140,396
Unrealized gain on credit default swap contracts	51,297
Other assets	1,359

Total assets	552,800,550

Liabilities:
Payable for securities purchased	20,115,829
Payable for fund shares redeemed	1,083,258
Swap payments payable	339,188
Distribution payable	260,960
Investment management fees payable	222,896
Other accrued expenses	205,579
Distribution fees payable to affiliates	122,745
Trustees’ fees and expenses payable	1,234
Unrealized loss on interest rate swap contracts	845,656
Upfront payments paid on credit default swap contracts	625,871
Unrealized loss on credit default swap contracts	17,026
Other affiliates payable	16,217

Total liabilities	23,856,459

Total Net Assets	$528,944,091

Net Assets Consist of:
Paid-in capital	$526,231,018
Distributions in excess of net investment income	(60,273)
Accumulated net realized loss on investments	(842,369)
Net unrealized appreciation of investments, foreign currencies, and derivatives	3,615,715

Total Net Assets	$528,944,091

34

Net Asset Value
Class A:
Net assets	$158,690,722
Shares of beneficial interest outstanding, unlimited authorization, no par	18,391,532
Net asset value per share	$8.63
Sales charge	2.75%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$8.87

Class C:
Net assets	$100,779,308
Shares of beneficial interest outstanding, unlimited authorization, no par	11,683,331
Net asset value per share	$8.63

Class R:
Net assets	$845,429
Shares of beneficial interest outstanding, unlimited authorization, no par	98,011
Net asset value per share	$8.63

Institutional Class:
Net assets	$268,628,632
Shares of beneficial interest outstanding, unlimited authorization, no par	31,142,641
Net asset value per share	$8.63

[1]Investments, at cost	$521,287,503
[2]Short-term investments, at cost	13,741,090

See accompanying notes, which are an integral part of the financial statements.

35

Statement of operations

Delaware Diversified Floating Rate Fund	Year ended July 31, 2014

Investment Income:
Interest	$14,065,288
Dividends	117,148

14,182,436

Expenses:
Management fees	2,491,473
Distribution expenses – Class A	548,622
Distribution expenses – Class C	1,042,010
Distribution expenses – Class R	852
Dividend disbursing and transfer agent fees and expenses	509,771
Accounting and administration expenses	177,975
Registration fees	93,545
Reports and statements to shareholders	58,566
Audit and tax	45,334
Legal fees	39,759
Custodian fees	32,481
Trustees’ fees and expenses	24,651
Other	32,816

5,097,855
Less waived distribution expenses – Class A	(17,227)
Less waived distribution expenses – Class R	(8)
Less expense paid indirectly	(73)

Total operating expenses	5,080,547

Net Investment Income	9,101,889

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,628,850
Foreign currencies	(128,499)
Foreign currency exchange contracts	(135,275)
Futures contracts	(492,497)
Swap contracts	(2,561,369)

Net realized loss	(1,688,790)

36

Net change in unrealized appreciation (depreciation) of:
Investments	$4,893,387
Foreign currencies	827
Foreign currency exchange contracts	11,377
Futures contracts	1,932
Swap contracts	(601,679)

Net change in unrealized appreciation (depreciation)	4,305,844

Net Realized and Unrealized Gain	2,617,054

Net Increase in Net Assets Resulting from Operations	$11,718,943

See accompanying notes, which are an integral part of the financial statements.

37

Statements of changes in net assets

Delaware Diversified Floating Rate Fund

	Year ended
	7/31/14	7/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,101,889	$3,593,328
Net realized gain (loss)	(1,688,790)	1,553,312
Net change in unrealized appreciation (depreciation)	4,305,844	(2,184,865)

Net increase in net assets resulting from operations	11,718,943	2,961,775

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,771,203)	(1,643,562)
Class C	(991,928)	(457,494)
Class R	(166)	(546)
Institutional Class	(3,215,759)	(1,089,449)

Return of capital:
Class A	(542,903)	(440,615)
Class C	(344,882)	(122,647)
Class R	(2,893)	(147)
Institutional Class	(919,304)	(292,065)

	(9,789,038)	(4,046,525)

Capital Share Transactions:
Proceeds from shares sold:
Class A	130,841,082	183,925,093
Class C	52,205,860	67,175,702
Class R	855,063	78,949
Institutional Class	216,519,940	138,264,710

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,974,862	1,942,197
Class C	1,220,500	535,851
Class R	2,691	654
Institutional Class	2,791,482	1,083,134

	408,411,480	393,006,290

38

	Year ended
	7/31/14	7/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(171,843,344)	$(39,472,373)
Class C	(36,704,562)	(9,438,687)
Class R	(56,446)	(40,069)
Institutional Class	(90,347,875)	(31,587,070)

	(298,952,227)	(80,538,199)

Increase in net assets derived from capital share transactions	109,459,253	312,468,091

Net Increase in Net Assets	111,389,158	311,383,341

Net Assets:
Beginning of year	417,554,933	106,171,592

End of year	$528,944,091	$417,554,933

Undistributed (distributions in excess of) net investment income	$(60,273)	$240,741

See accompanying notes, which are an integral part of the financial statements.

39

Financial highlights

Delaware Diversified Floating Rate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods reflects waivers by the manager and/ or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended				2/26/10[1] to 7/31/10
7/31/14	7/31/13	7/31/12	7/31/11
$ 8.600	$8.570	$8.590	$8.490	$8.500

0.163	0.163	0.193	0.166	0.088
0.042	0.060	(0.005)	0.114	(0.014)

0.205	0.223	0.188	0.280	0.074

(0.145)	(0.175)	(0.208)	(0.180)	(0.084)
(0.030)	(0.018)	—	—	—

(0.175)	(0.193)	(0.208)	(0.180)	(0.084)

$ 8.630	$8.600	$8.570	$8.590	$8.490

2.40%	2.61%	2.24%	3.33%	0.87%

$158,691	$194,795	$49,009	$55,209	$2,959
0.95%	1.01%	1.05%	1.05%	1.04%

0.96%	1.06%	1.12%	1.34%	4.92%
1.89%	1.88%	2.28%	1.92%	2.43%

1.88%	1.83%	2.21%	1.63%	(1.45% )
96%	112%	97%	75%	39%

41

Financial highlights

Delaware Diversified Floating Rate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended				2/26/10[1] to
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$8.600	$8.570	$8.590	$8.490	$8.500

0.098	0.098	0.130	0.102	0.062
0.042	0.060	(0.006)	0.116	(0.014)

0.140	0.158	0.124	0.218	0.048

(0.080)	(0.110)	(0.144)	(0.118)	(0.058)
(0.030)	(0.018)	—	—	—

(0.110)	(0.128)	(0.144)	(0.118)	(0.058)

$8.630	$8.600	$8.570	$8.590	$8.490

1.64%	1.85%	1.47%	2.58%	0.56%

$100,779	$83,619	$25,495	$25,769	$1,714
1.70%	1.76%	1.80%	1.80%	1.79%

1.70%	1.76%	1.82%	2.04%	5.62%
1.14%	1.13%	1.53%	1.17%	1.68%

1.14%	1.13%	1.51%	0.93%	(2.15% )
96%	112%	97%	75%	39%

43

Financial highlights

Delaware Diversified Floating Rate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Includes adjustments from the period ending July 31, 2010 in the amount of $9 (or $0.010 per share) which impacted total return by -0.12%. The adjustment is to correct a misallocation of distributions among share classes which had no impact on distribution amounts reported and paid to shareholders.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods reflects a waiver by the manager and/or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended				2/26/10[1] to 7/31/10
7/31/14	7/31/13	7/31/12	7/31/11
$8.600	$8.570	$8.590	$8.500	$8.500

0.142	0.141	0.173	0.145	0.079
0.041	0.060	(0.011)	0.106[3]	(0.004)

0.183	0.201	0.162	0.251[3]	0.075

(0.123)	(0.153)	(0.182)	(0.161)	(0.075)
(0.030)	(0.018)	—	—	—

(0.153)	(0.171)	(0.182)	(0.161)	(0.075)

$8.630	$8.600	$8.570	$8.590[3]	$8.500

2.15%	2.36%	1.93%	2.96%	0.89%

$845	$44	$5	$5	$5
1.20%	1.26%	1.30%	1.30%	1.29%

1.20%	1.36%	1.42%	1.64%	5.22%
1.64%	1.63%	2.03%	1.67%	2.18%

1.64%	1.53%	1.91%	1.33%	(1.75% )
96%	112%	97%	75%	39%

45

Financial highlights

Delaware Diversified Floating Rate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

46

Year ended				2/26/10[1] to
7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
$8.600	$8.570	$8.590	$8.490	$8.500

0.184	0.184	0.214	0.187	0.098
0.042	0.061	(0.005)	0.117	(0.016)

0.226	0.245	0.209	0.304	0.082

(0.166)	(0.197)	(0.229)	(0.204)	(0.092)
(0.030)	(0.018)	—	—	—

(0.196)	(0.215)	(0.229)	(0.204)	(0.092)

$8.630	$8.600	$8.570	$8.590	$8.490

2.66%	2.87%	2.49%	3.61%	0.97%

$268,629	$139,097	$31,663	$33,231	$3,394
0.70%	0.76%	0.80%	0.80%	0.79%

0.70%	0.76%	0.82%	1.04%	4.62%
2.14%	2.13%	2.53%	2.17%	2.68%

2.14%	2.13%	2.51%	1.93%	(1.15%)
96%	112%	97%	75%	39%

47

Notes to financial statements

Delaware Diversified Floating Rate Fund	July 31, 2014

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Core Bond Fund, Delaware Corporate Bond Fund, Delaware Diversified Floating Rate Fund, Delaware Extended Duration Bond Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Diversified Floating Rate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation  —  Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market

48

quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes  —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2011–July 31, 2014) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting  —  Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements  —  The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

Foreign Currency Transactions  —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates  —  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported

49

Notes to financial statements

Delaware Diversified Floating Rate Fund

1. Significant Accounting Policies (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other  —  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended July 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended July 31, 2014, the Fund earned $73 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed 0.80% of the Fund’s average daily net assets from Aug. 1, 2013 through July 31, 2014.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be

50

agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund.

*The contractual waiver period is Nov. 28, 2012 through Nov. 28, 2014.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended July 31, 2014, the Fund was charged $24,029 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion, 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2014, the amount charged by DSC was $109,253. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class C shares. Effective Oct. 1, 2013, the Fund pays DDLP an annual distribution and service fee of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% and 0.60% of the average daily net assets of the Class A and Class R shares, respectively. For the period from Aug. 1, 2013 to Oct. 1, 2013, the distribution and service fees for the Fund’s Class A and Class R shares were contractually limited to 0.25% and 0.50% of the classes’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DDLP and the Fund. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2014, the Fund was charged $14,206 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2014, DDLP earned $3,672 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2014, DDLP received gross CDSC commissions of $227 and

51

Notes to financial statements

Delaware Diversified Floating Rate Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

$4,737 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$542,540,873
Purchases of U.S. government securities	36,850,678
Sales other than U.S. government securities	429,813,037
Sales of U.S. government securities	37,180,169

At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$535,435,821

Aggregate unrealized appreciation	$5,862,188
Aggregate unrealized depreciation	(1,685,409)

Net unrealized appreciation	$4,176,779

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in

52

markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Total

Agency, Asset- & Mortgage-Backed Securities	$—	$31,613,052	$31,613,052
Corporate Debt	—	316,030,030	316,030,030
Sovereign Bonds	—	1,935,653	1,935,653
Municipal Bonds	—	8,004,181	8,004,181
Senior Secured Loans	—	165,660,448	165,660,448
Convertible Preferred Stock[1]	707,029	330,327	1,037,356
Preferred Stock	1,590,432	—	1,590,432
Short-Term Investments	—	13,741,448	13,741,448

Total	$2,297,461	$537,315,139	$539,612,600

Futures Contracts	$1,932	$—	$1,932
Swap Contracts	—	(670,989)	(670,989)

1 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, and Level 2 investments represent investments with observable inputs. The amounts attributed to Level 1 investments, and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total

Convertible Preferred Stock	68.16%	31.84%	100.00%

During the year ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

53

Notes to financial statements

Delaware Diversified Floating Rate Fund

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At July 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2014 and 2013 were as follows:

	Year ended

	7/31/14	7/31/13
Ordinary income	$7,979,056	$3,028,266
Long-term capital gains	—	162,785
Return of capital	1,809,982	855,474

Total	$9,789,038	$4,046,525

5. Components of Net Assets on a Tax Basis

As of July 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$526,231,018
Dividends payable	(260,960)
Other temporary differences	(390)
Capital loss carryforwards	(498,455)
Unrealized appreciation	3,472,878

Net assets	$528,944,091

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of CDS contracts, mark-to-market of futures contracts, tax treatment of contingent payment on debt instruments, tax deferral of losses on straddles and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities, and tax treatment of CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2014, the Fund recorded the following reclassifications.

Distributions in excess of net investment income	$(1,423,847)
Accumulated net realized loss	1,423,847

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.

54

The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character

Short-term	Long-term
$144,714	$353,741

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended

	7/31/14	7/31/13
Shares sold:
Class A	15,206,757	21,283,523
Class C	6,073,699	7,783,697
Class R	99,113	9,119
Institutional Class	25,126,646	16,019,956

Shares issued upon reinvestment of dividends and distributions:
Class A	461,521	224,721
Class C	141,692	62,028
Class R	312	76
Institutional Class	324,035	125,407

	47,433,775	45,508,527

Shares redeemed:
Class A	(19,931,678)	(4,572,137)
Class C	(4,260,356)	(1,093,407)
Class R	(6,571)	(4,659)
Institutional Class	(10,490,343)	(3,658,687)

	(34,688,948)	(9,328,890)

Net increase	12,744,827	36,179,637

Certain shareholders of Class A and Class C shares may exchange their shares for Institutional Class shares. For the year ended July 31, 2014, 83,073 Class A shares and 63,345 Class C shares were converted to 146,452 Institutional Class shares valued at $1,265,349. These exchange transactions are included as subscriptions and redemptions in the table above.

55

Notes to financial statements

Delaware Diversified Floating Rate Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of July 31, 2014 or at any time during the year then ended.

8. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of July 31, 2014, the Fund had the following unfunded loan commitments:

Borrower
Polymer Group	$98,072
WR Grace	649,688

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, The Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

56

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at July 31, 2014.

During the year ended July 31, 2014, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2014, the Fund posted $191,000 cash collateral for open futures contracts, which is included on the “Statement of asset and liabilities” under “Cash collateral due from brokers.”

During the year ended July 31, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty,

57

Notes to financial statements

Delaware Diversified Floating Rate Fund

9. Derivatives (continued)

combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by the DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contacts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2014, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended July 31, 2014, the Fund did not enter into any CDS contracts as a seller of protection. At July 31, 2014, the Fund had posted $610,000 in cash collateral for open bilateral swap contracts. Initial margin and variation margin are posted to central counterparties for CDS basket

58

trades determined by the applicable central counterparty. At July 31, 2014, the Fund has posted $2,937,663 in cash as collateral for open cleared swap contracts. These amounts are included on the “Statement of assets and liabilities” under “Cash collateral due from brokers.”

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contacts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2014, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of July 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin due from broker on futures contracts	$20,824*	Variation margin due from broker on futures contracts	$(18,892)*
	Unrealized gain		Unrealized loss
Interest rate contracts (Swap contracts)	on interest rate swap contracts	140,396	on interest rate swap contracts	(845,656)
	Unrealized gain		Unrealized loss
Credit contracts (Swap contracts)	on credit default swap contracts	51,297	on credit default swap contracts	(17,026)

Total		$212,517		$(881,574)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through July 31, 2014. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

59

Notes to financial statements

Delaware Diversified Floating Rate Fund

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2014 was as follows:

		Net Realized Loss on:

	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$(135,275)	$—	$—	$(135,275)
Interest rate contracts	—	(492,497)	(911,277)	(1,403,774)
Credit contracts	—	—	(1,650,092)	(1,650,092)

Total	$(135,275)	$(492,497)	$(2,561,369)	$(3,189,141)

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$11,377	$ —	$ —	$ 11,377
Interest rate contracts	—	1,932	(975,269)	(973,337)
Credit contracts	—	—	373,590	373,590

Total	$11,377	$1,932	$(601,679)	$(588,370)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2014.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD 376,768	USD 425,379
Futures contracts (average notional value)	—	12,958,057
CDS contracts (average notional value)*	6,669,755	—
	EUR 3,487,470	—
Interest rate swap contracts (average notional value)**	USD 91,156,917	—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

10. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure

60

requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
ICE	$ —	$ (17,026)	$ (17,026)
Chicago Mercantile Exchange	99,127	(845,656)	(746,529)
Deutsche Bank	50,869	—	50,869
LCH.Clearnet Limited	41,269	—	41,269
Morgan Stanley Capital	428		428

Total	$191,693	$(862,682)	$(670,989)

61

Notes to financial statements

Delaware Diversified Floating Rate Fund

10. Offsetting (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
ICE	$(17,026)	$—	$—	$—	$—	$(17,026)
Chicago Mercantile Exchange	(746,529)	—	—	—	—	(746,529)
Deutsche Bank	50,869	—	—	—	—	50,869
LCH.Clearnet Limited	41,269	—	—	—	—	41,269
Morgan Stanley Capital	428	—	—	—	—	428

Total	$(670,989)	$—	$—	$—	$—	$(670,989)

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$3,282,950	$(3,282,950)	$—	$—
Bank of Montreal	1,094,317	(1,094,317)	—	—
BNP Paribas	6,141,733	(6,141,733)	—	—

Total	$10,519,000	$(10,519,000)	$—	$—

(a) Net represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed

62

by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities, and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the Fund had no securities out on loan.

12. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

63

Notes to financial statements

Delaware Diversified Floating Rate Fund

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2014, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the “Schedule of investments.”

64

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

15. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

65

Report of independent

registered public accounting firm

To the Board of Trustees Delaware Group® Income Funds

and the Shareholders of Delaware Diversified Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Floating Rate Fund (one of the series constituting Delaware Group® Income Funds, hereinafter referred to as the “Fund”) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 26, 2010 (commencement of operations) through July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 19, 2014

66

Other Fund information (Unaudited)

Delaware Diversified Floating Rate Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	81.51%
(B) Return of Capital (Tax Basis)	18.49%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

67

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

68

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation
(July 2004–March 2011)

President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

69

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

70

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice Chairman	70	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

71

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

72

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

73

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

74

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at different times at
Delaware Investments.

David P. O’Connor has served	70	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

75

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments ®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
Former Vice President and
	John A. Fry	Frances A.	Treasurer
Thomas L. Bennett	President	Sevilla-Sacasa	3M Corporation
Private Investor	Drexel University	Chief Executive Officer	St. Paul, MN
Rosemont, PA	Philadelphia, PA	Banco Itaú
		International	J. Richard Zecher
		Miami, FL	Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Diversified Floating Rate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

76

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Joseph W. Chow
     Lucinda S. Landreth1
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $186,020 for the fiscal year ended July 31, 2014.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $163,175 for the fiscal year ended July 31, 2013.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2014.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended July 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended July 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,545 for the fiscal year ended July 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2014.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $24,250 for the fiscal year ended July 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2013.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2014.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,090,937 and $8,891,311 for the registrant’s fiscal years ended July 31, 2014 and July 31, 2013, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 1, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 1, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 1, 2014